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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01355

The Alger Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2014

ITEM 1.  REPORT(S) TO STOCKHOLDERS.

The Alger Funds

SEMI-ANNUAL REPORT
APRIL 30, 2014
(Unaudited)

Table of Contents

THE ALGER FUNDS

Shareholders’ Letter	1

Fund Highlights	14

Portfolio Summary	24

Schedules of Investments	26

Statements of Assets and Liabilities	77

Statements of Operations	85

Statements of Changes in Net Assets	89

Financial Highlights	97

Notes to Financial Statements	128

Additional Information	157

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Shareholders’ Letter	May 20, 2014

Dear Shareholders,

Volatility Persists as Economy Shows Signs of Growing

Equity markets in the United States and abroad produced considerable volatility during the six-month period ended April 30. In the U.S., investors assessed if economic growth in 2014 would support market levels that were driven by multiple expansion during 2013 while severe winter weather threw a cold blanket on consumer spending and real estate. Investors also struggled with uncertainty over the timing of future Federal Reserve actions to reduce fiscal stimulus. Looking abroad, Russia’s annexation of Crimea and moderating economic growth in China also supported market volatility. Yet, a combination of encouraging U.S. economic indicators, such as a strengthening labor market, supported investor sentiment. During the six-month period, the S&P 500 Index climbed 8.36% and hit a record high of 1890.90, while the MSCI ACWI ex USA Index generated a 3.12% return. Emerging market equities as measured by the MSCI Emerging Markets Index trailed both of those indexes with a -2.87% return.

Growth Scare Rattles Stocks

Perhaps the most dramatic event during the reporting period was what we call a “growth scare” that occurred in the first four months of 2014. During growth scares, investors become fearful of high-growth stocks and either liquidate their equity positions or flock to defensive stocks such as consumer names like Wal-Mart Stores, Inc. and “old” technology names such as Microsoft Corp. or International Business Machines Corp. Investors may also favor certain pharmaceutical companies. During the recent growth scare, for example, defensive stocks Wal-Mart and Johnson & Johnson generated gains. At the same time, the NYSE Arca Biotechnology Index, which consists of high-growth biotech companies, and the PowerShares Nasdaq Internet Portfolio exchange traded fund, which consists of high-growth Internet companies, each declined more than 19%. At their peaks, the Arca Biotechnology Index and the Nasdaq Internet Portfolio had forward 12-month price to earnings (P/E) ratios of 27.4 and 33 respectively. Those P/Es declined to 20.6 and 27.8 as of the end of the reporting period.

We maintain that investors who were fearful of high-growth stocks during the first four months of this year overlooked the ability of such growth companies to rapidly expand their earnings and revenues. An overview of cloud computing, one of the most important growth trends within technology, illustrates this concept. Businesses have traditionally housed databases, servers, and other technology equipment in their own facilities. In doing so, companies have been saddled with the costs of storing their technology equipment as well as the costs of committing managerial and employee time to maintaining IT facility performance; those resources generally would be better spent focused on customers, product development, marketing, and other functions that are drivers of business. With cloud computing, vendors assume the responsibility of storing and maintaining technology that customers access remotely via the Internet. By embracing cloud computing, businesses eliminate many of the costs associated with traditional on-premises technology. That can result in cutting technology costs by 30-40%. Cloud computing, therefore, has been growing rapidly as businesses seek to contain technology costs. We estimate that cloud computing technologies now capture 3.5% of the approximately $260 billion that is spent on enterprise technology annually. By 2025, we estimate that enterprise spending will total $350 billion and that providers of cloud computing technology and services will capture 46% of that amount. In the process, they will take market share from traditional providers of on-premises technology.

As a result, we believe that traditional on-premises technology companies are likely to see their revenues and earnings decline as they lose market share to cloud vendors. The technology industry is at a tipping point where the growth and size of cloud computing is increasingly having a negative impact on the ability of traditional on-premises vendors to grow their businesses and profit margins. Thus, while many traditional vendors trade at low P/E multiples, we are cautious on the group as a whole and think that many of the companies are not attractive investments. Conversely, cloud vendors are likely to see their earnings grow quickly, and we believe that some—in particular those that become the new leaders of this wave of technology innovation—will be superior investments as their growth in revenues and profits over the coming years “validates” their higher valuations.

The trend of new products or technology cannibalizing older products isn’t unique to cloud computing. For example, online stores are rapidly capturing market share from traditional vendors, streaming video is replacing DVDs, online media and search are replacing magazine and newspaper advertising, and leading biotechnology companies are producing new drugs that are displacing older treatments. This is the kind of dynamic change within industries that Alger’s investment philosophy and process has, since our founding 50 years ago, perceived as opportunity for investors.

Growth scares are quite common. In fact, in recent years, we’ve seen similar market collapses in confidence or sentiment. In each case, the scares have been temporary, and as investor confidence in the strength of the U.S. economy and in corporate fundamentals returned, so did investors’ focus on companies with the strongest potential future revenue growth and fundamental business opportunities. We believe that this explains why stocks of high-growth companies have outperformed the broad market and low-growth companies in the six- and nine-month periods following the growth scares of 2012 and 2013 (See table below).

High-Growth Companies Have Outperformed the S&P 500 Index and Other Companies in the Months Following Growth Scares.

	Growth Scare of 2012			Growth Scare of 2013
	Performance (%)	6 Month Performance Following Growth Scare (%)	9 Month Performance Following Growth Scare (%)	Performance (%)	6 Month Performance Following Growth Scare (%)	9 Month Performance Following Growth Scare (%)
S&P 500 (SPX)	-9	10	18	-4	15	18
High-Growth Companies
Cloud	-12	17	37	3	27	39
Biotech	1	31	61	-10	37	46
Tech Growth	-25	5	35	-15	44	70
Consumer	-10	5	16	-5	28	41
Slow-Growth Companies
Old Tech	-11	3	6	-6	11	14
Consumer	-2	8	11	-3	7	7
Pharmaceuticals	-4	13	21	-6	7	12

Source: Thomson Reuters FactSet(1)

(1)  To compile data in the table, we looked at the largest market declines in each of the last two years. We defined scares as the time period ranging from the start of a market decline to a market bottom. The 2012 Growth Scare occurred from May 1 to June 5. The 2013 Growth Scare occurred from May 22 to June 25.

Fed Watchers Drive Market Volatility

Uncertainty over the Federal Reserve’s timing for reining in stimulus also supported market volatility. Generally speaking, many investors expect the Federal Reserve to unwind its bond purchasing, or quantitative easing, later this year and to raise the federal funds rate next year. When encouraging economic data surfaced during the reporting period, however, some investors grew fearful that the central bank would rein in fiscal stimulus sooner than anticipated. Throughout the reporting period, we remained unconcerned about the potential for the Federal Reserve to speed up its pace for unwinding stimulus. Market interest rates remain lower or unchanged from levels of June of 2012 and we believe the economy still has room to grow, even though it has made considerable progress. Major economic indicators like jobs and inflation are not near levels of past cyclical peaks, and U.S. economic growth is stronger than in many other parts of the world.

Ukraine Becomes Geopolitical Hotspot

Geopolitics also drove market volatility when Russia annexed the Crimea region of the Ukraine in mid-March. The act provoked strong criticism from the U.S. and the European Union, both of which gradually increased sanctions targeting Russia while western banks cut their credit lines to the country. Conditions continued to worsen in April, with pro-Russia separatists seizing control of a regional government headquarters in Luhansk in eastern Ukraine and escalating protests. As the crisis dragged on, most analysts downgraded their already modest economic growth forecasts for Russia, while foreign investors withdrew their assets from the country. Russia’s ruble weakened, causing the country’s central bank to raise interest rates 150 basis points. Russia and the Ukraine are limited trading partners with the U.S. They account for only $13 billion in annual exports and $27.9 billion in imports, which limits our country’s ability to exert pressure through economic sanctions. Europe, however, is more closely linked to the two countries, so it has more leverage with imposing sanctions. One possible long-term benefit to the U.S. of the crisis is that Europe, which receives over 30% of its gas from Russia, may turn to the U.S. for energy commodities, which could help support our country’s already robust resurgence in the energy sector.

China Growth Moderates

The rapid growth of China’s economy in recent years has been viewed as a major driver of global economic expansion. The country’s gross domestic product (GDP) grew at a higher-than-expected rate of 7.7% in 2013, yet data in the first quarter portrayed an economy that was weakening into 2014. China’s National People’s Congress in March, furthermore, lowered the country’s official growth target for 2014 to 7.5%. The Chinese government also devalued the renminbi from 6.05 to 6.22 to the U.S. dollar, and concerns over excess manufacturing capacity and news of defaults or near-defaults in the country’s shadow banking system focused investors’ attention on a potential economic slowdown. We maintain that China’s targeted GDP growth for this year is still impressive, especially when considering that the U.S. economy grew at an annualized rate of only 2.6% during the fourth quarter of 2013. The moderation of economic expansion in China also has a silver lining. In the past, the country’s economic growth has fueled massive demand and higher prices for commodities and other resources. A slower Chinese economy, however, may reduce inflationary pressures in many important areas which, in turn, would be supportive of U.S. businesses and consumers.

Reasons for Optimism

Alger believes that issues such as Russia and the Ukraine will continue to drive market volatility that will create attractive buying opportunities for equity investors. We also maintain that the economy is stronger than commonly believed. During the reporting period, unemployment dropped from 7.0% to 6.3% and the number of private-sector employees reached a record high of 116.4 million, according to Cornerstone Macro LP. The last record high of 116 million employees was set in January 2008. At the same time, total employment during April reached 138.3 million, just slightly below the January of 2008 record high of 138.4 million, and strengthening budgets for many states and municipalities suggest that public employers may increase hiring. Improvements in the job market and strong stock market gains during the past few years, meanwhile, pushed the Conference Board’s March Consumer Sentiment Index to a six-year high of 83.9. While it declined slightly in April, it is still at a high level of 82.3.

Another force is also supporting the U.S. economy—a rapidly growing energy industry that is benefiting from new technology, such as hydraulic fracturing, which is making additional reserves of oil and natural gas economically feasible for extraction and is reversing a long trend of declining production of energy commodities. From 1970 to 2008, U.S. oil production declined from 9.6 million barrels a day to only 5 million—a level not experienced since 1949. Since 2008, however, it has rapidly increased, reaching 7.4 million barrels a day as of last year. Natural gas production is also surging, climbing from 49,454 BCF (billion cubic feet) per day in 2005 to 66,768 BCF in 2013. We estimate that with growing energy production, domestic resources are on track to meet 96% of the country’s energy demand by 2020.

The surge in energy production is doing more than just creating jobs: it’s lowering energy costs for U.S. businesses, which is helping to drive a manufacturing renaissance. Just recently, the Boston Consulting Group, citing low energy costs and a lack of upward pressure on labor wages, ranked the U.S. as the second-most competitive country for manufacturing, trailing only China. Certain manufacturers, moreover, are moving their operations from China to the U.S. For example, the Keer Group, which operates a yarn spinning factory in China, plans to build a $218 million factory in North Carolina that will employ 500 workers. Its electric costs will be half of what it pays in China, according to Cornerstone Macro. The strength of manufacturing in the U.S. should not be underestimated—according to the Institute for Supply Management, economic activity in the manufacturing sector expanded in April for the eleventh consecutive month.

We are also encouraged to see the eurozone appear to be strengthening after having weathered a massive sovereign debt crisis. Markit’s eurozone Manufacturing Purchasing Managers’ Index for April rose to 53.4, up from 53 in March. It was the tenth month the index has been above the 50 level that separates growth from contraction. Manufacturing expanded in all eight of the countries tallied by the index. Granted, eurozone economies are not growing quickly, but they have clearly improved.

Across the Pacific, Japan’s economy is struggling with a recent consumption tax hike, but the Bank of Japan is continuing with its aggressive quantitative easing. The Japanese economy is only about one third the size of the U.S., but its quantitative easing program allows the Bank of Japan to spend approximately $68 million each month to buy bonds, real estate investment trusts, and exchange traded funds. In comparison, the U.S. program at its peak was $85 billion a month. The Japanese program is likely to devalue the yen, which would support the country’s exporting levels.

Going Forward

We believe the recent growth scare has created an attractive opportunity for fundamental, research-driven investors to buy equities. Our analysts and portfolio managers are working hard within our proven research-driven investment strategy to identify companies that are best positioned to grow and lead their industries while delivering superior investment returns to their shareholders.

Portfolio Matters

Alger Capital Appreciation Fund

The Alger Capital Appreciation Fund returned 6.13% for the six-month period ended April 30, 2014, compared to the 6.95% return of the Russell 1000 Growth Index.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Health Care and the largest sector underweight was Consumer Staples. Relative outperformance in the Health Care and Financials sectors was the most important contributor to performance, while Energy and Industrials detracted from results.

Among the most important relative contributors were NXP Semiconductor NV; Google, Inc., Cl. C; Facebook, Inc.; Actavis PLC; and CVS Caremark Corp. Performance of NXP shares benefited from investors’ belief that demand for the company’s semiconductors will grow following the security breach of credit card payment systems for Target stores. NXP products include semiconductor chips that help maintain security of payment systems used by retailers.

Conversely, detracting from overall results on a relative basis were Vistaprint NV; Microsoft Corp.; Amazon.com, Inc.; Pharmacyclics, Inc.; and Union Pacific Corp. Share performance of Amazon.com weakened in the first quarter. The company’s revenues and earnings had been growing at a rate that is hard to sustain. It announced decelerating revenue growth and earnings that fell below expectations. In addition, Amazon.com increased fees for its Prime membership program, which stoked fears that the company may suffer from membership churning.

Alger International Growth Fund

The Alger International Growth Fund returned 0.02% for the six-month period ended April 30, 2014, compared to the 3.12% return of the MSCI ACWI ex USA Index.

During the period, the largest sector weightings were Financials and Consumer Discretionary. The largest sector overweight was Information Technology and the largest sector underweight was Energy. Relative outperformance in the Telecommunication Services and Health Care sectors was the most important contributor to performance, while Financials and Information Technology detracted from results.

Spain, Luxembourg, Canada, and Taiwan provided the greatest contribution to relative performance while Hong Kong, South Africa, France, Japan, and the United Kingdom were among countries that detracted from results.

Among the most important relative contributors were Altice SA; Meda AB Class A; Shire PLC; and Valeant Pharmaceuticals International, Inc. Also contributing to performance was Let’s Gowex, which is a Spanish operator of open WiFi networks for municipalities and transit authorities worldwide. During the first quarter of 2014, it reported strong earnings growth and provided an encouraging outlook for growth in 2014 for operations outside of Spain.

Conversely, detracting from overall results on a relative basis were Blinkx plc; Japan Display, Inc.; Global Logistic Properties Limited; ASOS PLC.; and Sumitomo Mitsui Financial Group, Inc. United Kingdom-based Blinkx is an online media company. Its stock performance was hurt during the first quarter by a negative blog posting that questioned certain aspects of the company’s business model.

Alger Mid Cap Growth Fund

The Alger Mid Cap Growth Fund returned 4.90% for the six-month period ended April 30, 2014, compared to the 6.04% return of the Russell Midcap Growth Index.

During the period, the largest sector weightings were Consumer Discretionary and Information Technology. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Consumer Staples. Relative outperformance in the Industrials and Information Technology sectors was the most important contributor to performance, while Health Care and Consumer Discretionary detracted from results.

Among the most important relative contributors were MGM Resorts International; NXP Semiconductor NV; Kate Spade & Co; Idenix Pharmaceuticals Inc.; and Beam Suntory, Inc. Shares of NXP performed strongly due to reasons described in the Capital Appreciation Fund discussion.

Conversely, detracting from overall results on a relative basis were Chipotle Mexican Grill, Inc.; Nimble Storage, Inc.; Lions Gate Entertainment Corp.; Cornerstone Ondemand, Inc.; and Pharmacyclics, Inc. Shares of Lions Gate Entertainment underperformed late in the reporting period after the company’s release of the movie Divergent generated disappointing box office results. The company produces motion pictures and other entertainment products.

During the reporting period, the Fund purchased options to hedge risk associated with sectors and individual positions. It also wrote options to generate incremental income. The net results of purchasing and writing options had a positive impact on performance.

Alger SMid Cap Growth Fund

The Alger SMid Cap Growth Fund returned 1.72% for the six-month period ended April 30, 2014, compared to the 3.35% return of the Russell 2500 Growth Index.

During the period, the largest sector weightings were Information Technology and Industrials. The largest sector overweight was Industrials and the largest sector underweight was Consumer Discretionary. Relative outperformance in the Financials and Industrials sectors was the most important contributor to performance, while Consumer Discretionary and Energy detracted from results.

Among the most important relative contributors were 3D Systems Corp.; Kate Spade & Co.; ARRIS Group, Inc.; and Dealertrack Holdings, Inc. Also contributing to performance were shares of biotechnology company Intercept Pharmaceuticals, Inc. The company is developing treatments for a variety of liver disorders. Its shares performed strongly after it announced favorable data from a trial of its treatment for non-alcoholic steatohepatitis, which is a major type of liver cirrhosis in the U.S.

Conversely, detracting from overall results on a relative basis were Endologix, Inc.; CommVault Systems, Inc.; Nimble Storage, Inc.; OSI Systems, Inc.; and Jazz Pharmaceuticals PLC. In the Health Care sector, Endologix manufactures and markets a product for repairing abdominal aortic aneurysms, which are a leading cause of death in the U.S. The company provided guidance that fell below expectations. It said it experienced delays in the launch of a new delivery tool related to its product and in a clinical trial. It also said certain facilities that were expected to help conduct the trial were being left out of the process.

Alger Small Cap Growth Fund

The Alger Small Cap Growth Fund returned -3.45% for the six-month period ended April 30, 2014, compared to the 1.27% return of the Russell 2000 Growth Index.

During the period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Consumer Staples. Relative outperformance in the Materials and Telecommunication Services sectors was the most important contributor to performance, while Information Technology and Consumer Discretionary detracted from results.

Among the most important relative contributors were Intercept Pharmaceuticals, Inc.; Kate Spade & Co; ARRIS Group, Inc.; Synageva BioPharma Corp.; and Jones Lang LaSalle, Inc. Shares of Intercept Pharmaceuticals performed strongly due to reasons described in the Alger SMid Cap Growth Fund discussion.

Conversely, detracting from overall results on a relative basis were Textura Corp.; Endologix, Inc.; Puma Biotechnology, Inc.; The ExOne Co.; and DSW, Inc., Cl. A. Shares of Endologix performed poorly due to reasons described in the Alger SMid Cap Growth Fund discussion.

Alger Growth Opportunities Fund

The Alger Growth Opportunities Fund returned -1.74% for the six-month period ended April 30, 2014, compared to the 3.35% return of the Russell 2500 Growth Index.

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology and the largest sector underweight was Materials. Relative outperformance in the

Financials and Health Care sectors was the most important contributor to performance, while Information Technology and Consumer Discretionary detracted from results.

Among the most important relative contributors were Intercept Pharmaceuticals, Inc.; Puma Biotechnology, Inc.; Kate Spade & Co.; DealerTrack Holdings, Inc.; and Amber Road, Inc. Shares of Intercept Pharmaceuticals performed strongly due to reasons described in the Alger SMid Cap Growth Fund discussion.

Conversely, detracting from overall results on a relative basis were Textura Corp.; Tableau Software, Inc., Cl. A; Nimble Storage, Inc.; and Annie’s, Inc. Shares of eGain Corp. also detracted from results. The company provides cloud-based and on-site customer engagement software solutions. Its applications include mobile, web, social media, and customer contact center products that help businesses communicate with clients via multiple channels. During the fourth quarter, the company disclosed weaker-than-expected revenues, a result of the deferral of professional service revenues. The deferral resulted from a requirement that revenues from cloud implementation be recognized over the full term of contracts.

Alger Health Sciences Fund

The Alger Health Sciences Fund returned 5.12% for the six-month period ended April 30, 2014, compared to the 8.36% return of the S&P 500 Index.

During the period, the largest sector weightings were Pharmaceuticals and Biotechnology. The largest sector overweight was Pharmaceuticals and the largest sector underweight was Consumer Staples. Relative outperformance in the Pharmaceuticals and Health Care Providers & Services sectors was the most important contributor to performance, while Health Care Technology and Health Care Equipment & Supplies detracted from results.

Among the most important relative contributors were Actavis PLC.; Merck & Co., Inc.; Alexion Pharmaceuticals, Inc.; and HCA Holdings, Inc. Shares of Gilead Sciences, Inc. also contributed to performance. Gilead is a biotech company specializing in treatments for infectious, cardiovascular, and pulmonary diseases. We believe investors reacted with enthusiasm to progress that the company is making with its hepatitis C treatment. Investors may also be enthusiastic about the company’s potential drug treatments for cancer.

Conversely, detracting from overall results on a relative basis were Pfizer, Inc.; HMS Holdings Corp.; Catamaran Corp.; and Amgen, Inc. Shares of Pharmacyclics also detracted from results. Pharmacyclics is a biopharmaceutical company focused on developing treatments for cancer and immune system diseases. Its treatments include ibrutinib, which is being developed primarily for lymphocytic leukemia. The strong performance of Pharmacyclics shares in 2013 moderated in the fourth quarter, a result of profit taking, even though the company announced favorable clinical results for ibrutinib.

Alger Growth & Income Fund

The Alger Growth & Income Fund returned 7.13% for the six-month period ended April 30, 2014, compared to the 8.36% return of the S&P 500 Index.

The Fund invests in companies that are classified in one of the following categories: Dividend Leaders, which generate high dividend yields; Dividend Growers, which have a history of strong and consistent dividend growth; and Kings of Cash Flow, which have strong potential for capital appreciation and returning cash to investors as a result of generating strong free cash flow.

During the reporting period, the Fund continued to emphasize Dividend Growers and place less emphasis on Dividend Leaders, in part because many Dividend Leaders were trading at high valuations from an historical perspective.

During the period, the largest sector weightings were Information Technology and Financials. The largest sector overweight was Consumer Staples and the largest sector underweight was Utilities. Relative outperformance in the Consumer Discretionary and Energy sectors was the most important contributor to performance, while Health Care and Utilities detracted from results.

Among the most important relative contributors were Royal Dutch Shell PLC; General Dynamics Corp.; UnitedHealth Group, Inc.; and Blackstone Group LP. Shares of Google, Inc. also contributed to results as the company continued to benefit from an ongoing shift in advertising from offline markets to the Internet. The company is also improving its results with its aggressive efforts to pursue advertising via mobile devices, including those that use the Android operating system.

Conversely, detracting from overall results on a relative basis were Merck & Co., Inc.; Apollo Global Management LLC; Verizon Communications, Inc.; and Aetna, Inc. Also detracting from performance was Denbury Resources, Inc., which is an oil and gas company with operations in the U.S. Investors’ enthusiasm for the stock declined after the company announced plans to focus on both growth and income rather than just growth.

As always, we strive to deliver consistently superior investment results to you, our shareholders, and we thank you for your continued confidence in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Investment Officer

Fred Alger Management, Inc.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Fund performance returns represent the six-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the fund’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of April 30, 2014. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the six-month fiscal period.

A Word About Risk

Investing in the stock market involves gains and losses and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors.  Some of the countries where a fund can invest may have restrictions that could limit the access to investment opportunities. The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and different auditing and legal standards.

Funds that participate in leveraging, such as Capital Appreciation, SMid Cap, and Health Sciences Funds, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the fund’s net asset value can decrease more quickly than if the fund had not borrowed.

A small investment in derivatives could have a potentially large impact on a fund’s performance. When purchasing options, a fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised.  When a call option written by a fund is exercised, the fund will not participate in any increase in the underlying security’s value above the exercise price. When a put option written by a fund is exercised, the fund will be required to purchase the underlying security at a price in excess of its market value. Use of options on securities indexes are subject to the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in a fund’s portfolio securities may not correlate precisely with movements in the level of an index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally. Because certain options may require settlement in cash, a fund may be forced to liquidate portfolio securities to meet settlement obligations. Forward currency contracts are subject to currency exchange rate risks, the risk of non-performance by the contract counterparty, and the risk that Fred Alger Management, Inc. may not predict accurately future foreign exchange rates. For a more detailed discussion of the risks associated with a fund, please see the Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus or a summary prospectus containing this and other information about The Alger Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Index Definitions:

•      The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market without regard to company size.

•      The MSCI ACWI ex USA Index is a market capitalization-weighted index designed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets, but excluding the United States.

•      The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•      The Conference Board’s Consumer Sentiment Index measures consumers’ near term outlook on the economy.

•      The Boston Consulting Group is a global management consulting firm.

•      Cornerstone Macro is an economic research firm.

•      Markit is a global, diversified provider of financial information.

•      The Institute for Supply Management is a not-for-profit organization that provides education and research on issues regarding the supply of resources that organizations need to attain their objectives.

•      The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•      The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

•      The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

•       The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Since inception performance for share classes B, C, and I is as of the Funds’ Class A shares inception date for all Funds except that the Alger International Growth Fund Class I shares is as or its inception date.

FUND PERFORMANCE AS OF 3/31/14 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Capital Appreciation Class A (Inception 12/31/96)	17.93%	20.99%	10.27%	8.61%
Alger Capital Appreciation Class B (Inception 11/1/93)	18.44%	21.09%	10.15%	8.57%
Alger Capital Appreciation Class C (Inception 7/31/97)*	22.52%	21.37%	10.01%	8.36%
Alger Capital Appreciation Class Z (Inception 12/29/10)	24.85%	n/a	n/a	15.54%

Alger International Growth Class A (Inception 12/31/96)	6.04%	14.66%	4.45%	5.59%
Alger International Growth Class B (Inception 11/11/86)	6.09%	14.89%	4.44%	5.55%
Alger International Growth Class C (Inception 7/31/97)*	9.97%	14.97%	4.22%	5.35%
Alger International Growth Class I (Inception 5/31/13)	n/a	n/a	n/a	10.17%
Alger International Growth Class Z (Inception 12/29/10)	12.37%	n/a	n/a	8.89%

Alger Mid Cap Growth Class A (Inception 12/31/96)	17.96%	20.07%	5.77%	8.49%
Alger Mid Cap Growth Class B (Inception 5/24/93)	18.63%	20.20%	5.69%	8.44%
Alger Mid Cap Growth Class C (Inception 7/31/97)*	22.33%	20.26%	5.47%	7.94%

Alger SMid Cap Growth Class A (Inception 5/8/02)	15.71%	20.03%	9.44%	8.65%
Alger SMid Cap Growth Class B (Inception 5/8/02)	16.13%	20.16%	9.34%	8.59%
Alger SMid Cap Growth Class C (Inception 5/8/02)	20.15%	20.38%	9.20%	8.33%
Alger SMid Cap Growth Class I (Inception 8/5/07)*	22.11%	21.46%	10.13%	9.22%
Alger SMid Cap Growth Class Z (Inception 12/29/10)	22.47%	n/a	n/a	12.90%

Alger Small Cap Growth Class A (Inception 12/31/96)	13.34%	20.57%	8.84%	4.26%
Alger Small Cap Growth Class B (Inception 11/11/86)	13.74%	20.99%	8.84%	4.23%
Alger Small Cap Growth Class C (Inception 7/31/97)*	17.62%	20.71%	8.50%	4.04%
Alger Small Cap Growth Class Z (Inception 12/29/10)	20.07%	n/a	n/a	12.24%

Alger Growth Opportunities Class A (Inception 3/3/08)	17.75%	22.03%	n/a	8.05%
Alger Growth Opportunities Class C (Inception 3/3/08)	22.42%	22.47%	n/a	8.20%
Alger Growth Opportunities Class I (Inception 3/3/08)	24.75%	23.67%	n/a	9.25%
Alger Growth Opportunities Class Z (Inception 12/29/10)	24.99%	n/a	n/a	13.63%

Alger Health Sciences Class A (Inception 5/1/02)	19.83%	17.36%	10.08%	11.51%
Alger Health Sciences Class B (Inception 5/1/02)	20.56%	17.46%	9.98%	11.44%
Alger Health Sciences Class C (Inception 5/1/02)	24.55%	17.71%	9.84%	11.18%

Alger Growth & Income Class A (Inception 12/31/96)	12.16%	15.63%	6.16%	7.64%
Alger Growth & Income Class C (Inception 7/31/97)*	16.47%	16.01%	5.93%	7.39%
Alger Growth & Income Class Z (Inception 3/1/12)	18.64%	n/a	n/a	16.31%

*

Historical performance prior to the inception of the Class, is that of the Fund’s Class A shares, which has been adjusted to remove the sales charge imposed by Class A shares and adding the higher operating expenses of the Class C shares.

ALGER CAPITAL APPRECIATION FUND

Fund Highlights Through April 30, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 1000 Growth Index (unmanaged index of common stocks) for the ten years ended April 30, 2014. Figures for the Alger Capital Appreciation Fund Class A shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for Alger Capital Appreciation Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	16.05%	18.55%	10.67%	8.49%
Class B (Inception 11/1/93)	16.50%	18.62%	10.55%	8.46%
Class C (Inception 7/31/97)*	20.58%	18.88%	10.42%	8.24%
Russell 1000 Growth Index	20.66%	19.47%	7.99%	6.53%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	22.90%	n/a	n/a	14.75%
Russell 1000 Growth Index	20.66%	n/a	n/a	14.97%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                      Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER INTERNATIONAL GROWTH FUND

Fund Highlights Through April 30, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger International Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the MSCI AC WORLD INDEX ex USA (unmanaged index of common stocks) for the ten years ended April 30, 2014.  Beginning May 31, 2013 Alger International Growth Fund changed its investment strategy to include securities of foreign companies of any market capitalization; its previous investment strategy considered securities of United States companies with a market capitalization equal to or greater than the companies in the Russell 1000 Growth Index.  Figures for the Alger International Growth Fund Class A shares and the index include reinvestment of dividends. Performance for the Alger International Growth Fund Class B, Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Indices performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	4.68%	12.65%	4.91%	5.54%
Class B (Inception 11/11/86)	4.78%	12.89%	4.89%	5.50%
Class C (Inception 7/31/97)*	8.75%	12.99%	4.69%	5.30%
MSCI AC WORLD INDEX ex USA	10.22%	13.40%	8.08%	6.09%

	1 YEAR	5 YEARS	10 YEARS	Since 5/31/2013
Class I (Inception 5/31/13)	n/a	n/a	n/a	9.81%
MSCI AC WORLD INDEX ex USA	n/a	n/a	n/a	12.72%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	11.04%	n/a	n/a	8.56%
MSCI AC WORLD INDEX ex USA	10.22%	n/a	n/a	5.84%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER MID CAP GROWTH FUND

Fund Highlights Through April 30, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2014. Figures for the Alger Mid Cap Growth Fund Class A shares and Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Fund Class B and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	13.36%	16.58%	6.06%	8.23%
Class B (Inception 5/24/93)	13.65%	16.69%	5.94%	8.18%
Class C (Inception 7/31/97)*	17.64%	16.86%	5.75%	7.69%
Russell Midcap Growth Index	20.62%	21.10%	9.63%	8.44%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER SMID CAP GROWTH FUND

Fund Highlights Through April 30, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger SMid Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2500 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2014. Figures for the Alger SMid Cap Growth Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Performance for the Alger SMid Cap Growth Fund Class B, Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/8/2002
Class A (Inception 5/8/02)	9.98%	16.62%	9.57%	8.15%
Class B (Inception 5/8/02)	10.23%	16.73%	9.50%	8.09%
Class C (Inception 5/8/02)	14.16%	16.98%	9.35%	7.83%
Class I (Inception 8/5/07)*	15.99%	18.00%	10.27%	8.72%
Russell 2500 Growth Index	21.77%	21.51%	9.72%	9.12%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	16.35%	n/a	n/a	10.96%
Russell 2500 Growth Index	21.77%	n/a	n/a	14.21%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Historical performance prior to August 5, 2007, inception of the class, is that of the Fund’s Class A shares, which has been reduced to remove the sales charge imposed by Class A shares.

ALGER SMALL CAP GROWTH FUND

Fund Highlights Through April 30, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2014. Figures for the Alger Small Cap Growth Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger Small Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	7.20%	16.43%	8.52%	3.81%
Class B (Inception 11/11/86)	7.42%	16.79%	8.55%	3.79%
Class C (Inception 7/31/97)*	11.24%	16.57%	8.21%	3.59%
Russell 2000 Growth Index	21.46%	20.50%	8.85%	6.11%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	13.44%	n/a	n/a	9.54%
Russell 2000 Growth Index	21.46%	n/a	n/a	13.08%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*

Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER GROWTH OPPORTUNITIES FUND

Fund Highlights Through April 30, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Growth Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 2500 Growth Index (an unmanaged index of common stocks) from March 3, 2008, the inception date of the Alger Growth Opportunities Fund, through April 30, 2014. Figures for the Alger Growth Opportunities Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Performance for the Alger Growth Opportunities Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 3/3/2008
Class A (Inception 3/3/08)	10.91%	18.06%	n/a	6.83%
Class C (Inception 3/3/08)	15.27%	18.47%	n/a	6.97%
Class I (Inception 3/3/08)	17.24%	19.61%	n/a	8.00%
Russell 2500 Growth Index	21.77%	21.51%	n/a	10.59%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	17.57%	n/a	n/a	11.15%
Russell 2500 Growth Index	21.77%	n/a	n/a	14.21%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER HEALTH SCIENCES FUND

Fund Highlights Through April 30, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Health Sciences Fund Class A shares, with a maximum sales charge of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks) for the ten years ended April 30, 2014. Figures for the Alger Health Sciences Fund Class A shares and the S&P 500 Index include reinvestment of dividends. Performance for the Alger Health Sciences Fund Class B and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/1/2002
Class A (Inception 5/1/02)	13.25%	16.00%	9.52%	11.05%
Class B (Inception 5/1/02)	13.73%	16.08%	9.42%	10.98%
Class C (Inception 5/1/02)	17.59%	16.35%	9.27%	10.71%
S&P 500 Index	20.44%	19.14%	7.67%	6.83%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER GROWTH & INCOME FUND

Fund Highlights Through April 30, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Growth & Income Fund Class A shares, with a maximum sales charge of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks), for the ten years ended April 30, 2014. Beginning April 1, 2011, Alger Growth & Income Fund changed its investment strategy to focus on securities that offer opportunities for capital appreciation as well as pay dividends. Previously, under the name “Alger Balanced Fund”, its investment strategy focused on securities, including fixed-income, with an emphasis on income-producing and a potential for capital appreciation. Figures for the Alger Growth & Income Fund Class A shares, and the S&P 500 Index include reinvestment of dividends and/or interest. Performance for the Alger Growth & Income Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	10.39%	14.44%	6.67%	7.64%
Class C (Inception 7/31/97)*	14.59%	14.81%	6.45%	7.39%
S&P 500 Index	20.44%	19.14%	7.67%	7.48%

	1 YEAR	5 YEARS	10 YEARS	Since 3/1/2012
Class Z (Inception 3/1/12)	16.74%	n/a	n/a	16.01%
S&P 500 Index	20.44%	n/a	n/a	18.20%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Prior to April 1, 2011, the Fund followed a different investment objective and different strategies under the name “Alger Balanced Fund”. The Fund will compare its performance to the S&P 500 Index to reflect its new investment objective and strategies. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*

Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

PORTFOLIO SUMMARY†

April 30, 2014 (Unaudited)

SECTORS	Alger Capital Appreciation Fund	Alger Mid Cap Growth Fund	Alger SMid Cap Growth Fund	Alger Small Cap Growth Fund
Consumer Discretionary	19.1%	26.2%	17.6%	16.3%
Consumer Staples	7.1	5.2	3.3	4.0
Energy	5.1	6.0	4.9	5.9
Financials	7.1	7.8	7.1	7.4
Health Care	16.5	14.2	16.7	21.6
Industrials	9.9	12.4	19.8	18.3
Information Technology	28.5	18.9	20.1	22.1
Materials	3.5	6.7	8.3	7.0
Telecommunication Services	2.2	0.0	0.0	0.5
Short-Term Investments and Net Other Assets	1.0	2.6	2.2	(3.1)
	100.0%	100.0%	100.0%	100.0%

SECTORS	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Growth & Income Fund
Consumer Discretionary	19.1%	0.0%	12.4%
Consumer Staples	4.1	4.7	11.4
Energy	6.0	0.0	10.5
Financials	6.9	0.0	15.7
Health Care	16.8	96.4	11.6
Industrials	17.3	0.0	11.9
Information Technology	19.5	0.0	18.3
Materials	7.5	0.0	2.4
Telecommunication Services	0.0	0.0	3.2
Utilities	0.0	0.0	1.0
Short-Term Investments and Net Other Assets	2.8	(1.1)	1.6
	100.0%	100.0%	100.0%

COUNTRY	Alger International Growth Fund
Australia	1.3%
Belgium	2.5
Brazil	1.9
Canada	6.1
Cayman Islands	0.8
China	1.0
France	5.4
Germany	7.4
Hong Kong	3.7
India	0.8
Ireland	2.5
Israel	1.0
Italy	2.0
Japan	14.8
Luxembourg	1.9
Mexico	1.5
Netherlands	2.3
Norway	2.3
Papua New Guinea	1.0
Peru	1.0
Portugal	1.7
Singapore	0.7
South Africa	1.1
South Korea	1.0
Sweden	1.6
Switzerland	9.5
Taiwan	1.4
United Kingdom	14.4
United States	1.2
Cash and Net Other Assets	6.2
100.0%

†                 Based on net assets for each Portfolio.

THE ALGER FUNDS  |  ALGER CAPITAL APPRECIATION FUND

Schedule of Investments‡ April 30, 2014 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—97.6%
ADVERTISING—1.0%
CBS Outdoor Americas, Inc.*	45,000	$1,318,500
Choicestream, Inc.*(L3)	82,955	66,364
Lamar Advertising Co., Cl. A*	174,221	8,697,112
Nielsen NV	145,000	6,807,750
		16,889,726
AEROSPACE & DEFENSE—3.9%
Honeywell International, Inc.	398,900	37,057,810
Precision Castparts Corp.	51,300	12,983,517
The Boeing Co.	129,700	16,733,894
		66,775,221
AIR FREIGHT & LOGISTICS—0.5%
United Parcel Service, Inc., Cl. B	88,300	8,697,550

AIRLINES—0.5%
Copa Holdings SA, Cl. A	19,302	2,611,175
Delta Air Lines, Inc.	171,100	6,301,613
		8,912,788
APPAREL ACCESSORIES & LUXURY GOODS—1.4%
Kate Spade & Co.*	126,500	4,398,405
Michael Kors Holdings Ltd.*	57,400	5,234,880
PVH Corp.	95,900	12,042,163
Ralph Lauren Corp.	17,800	2,694,386
		24,369,834
APPAREL RETAIL—0.1%
L Brands, Inc.	32,000	1,734,400

APPLICATION SOFTWARE—1.7%
King Digital Entertainment, PLC.*	37,100	636,265
Salesforce.com, Inc.*	431,601	22,292,192
SAP AG#	86,200	6,981,338
Workday, Inc.*	5,600	409,192
		30,318,987
ASSET MANAGEMENT & CUSTODY BANKS—0.1%
Affiliated Managers Group, Inc.*	4,800	951,360

AUTO PARTS & EQUIPMENT—2.7%
Delphi Automotive PLC.	269,700	18,026,748
Johnson Controls, Inc.	439,300	19,830,002
WABCO Holdings, Inc.*	75,900	8,122,059
		45,978,809
AUTOMOBILE MANUFACTURERS—0.4%
General Motors Co.	174,500	6,016,760
Tesla Motors, Inc.*	4,400	914,716
		6,931,476
BIOTECHNOLOGY—5.8%
Amgen, Inc.	133,900	14,963,325

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Biogen Idec, Inc.*	55,000	$15,791,600
Gilead Sciences, Inc.*	581,600	45,649,784
Intercept Pharmaceuticals, Inc.*	6,600	1,743,192
Pharmacyclics, Inc.*	159,800	15,113,884
Puma Biotechnology, Inc.*	14,500	1,095,330
Vertex Pharmaceuticals, Inc.*	93,100	6,302,870
		100,659,985
BROADCASTING—0.8%
CBS Corp., Cl. B	229,300	13,244,368

BUILDING PRODUCTS—0.2%
Fortune Brands Home & Security, Inc.	108,300	4,315,755

CABLE & SATELLITE—2.8%
Comcast Corporation, Cl. A	472,300	24,446,248
DISH Network Corp.*	111,800	6,356,948
Time Warner Cable, Inc.	123,200	17,427,872
		48,231,068
CASINOS & GAMING—0.5%
Las Vegas Sands Corp.	105,500	8,348,215

COMMUNICATIONS EQUIPMENT—2.0%
F5 Networks, Inc.*	98,900	10,401,313
QUALCOMM, Inc.	309,800	24,384,358
		34,785,671
COMPUTER STORAGE & PERIPHERALS—0.1%
SanDisk Corp.	11,200	951,664

CONSTRUCTION & ENGINEERING—0.4%
Chicago Bridge & Iron Co., NV	10,000	800,700
Quanta Services, Inc.*	168,000	5,927,040
		6,727,740
CONSTRUCTION MATERIALS—0.5%
Eagle Materials, Inc.	107,600	8,966,308

CONSUMER FINANCE—1.7%
American Express Co.	227,700	19,907,811
Discover Financial Services	167,200	9,346,480
		29,254,291
DATA PROCESSING & OUTSOURCED SERVICES—3.1%
Alliance Data Systems Corp.*	54,200	13,110,980
Fiserv, Inc.*	31,000	1,884,180
Visa, Inc., Cl. A	192,600	39,022,686
		54,017,846
DISTILLERS & VINTNERS—0.6%
Beam, Inc.	122,100	10,191,687

DIVERSIFIED BANKS—0.5%
JPMorgan Chase & Co.	162,400	9,091,152

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DIVERSIFIED CHEMICALS—0.4%
Eastman Chemical Co.	49,070	$4,277,432
The Dow Chemical Co.	49,700	2,480,030
		6,757,462
DRUG RETAIL—3.1%
CVS Caremark Corp.	561,000	40,795,920
Walgreen Co.	197,100	13,383,090
		54,179,010
EDUCATION SERVICES—0.0%
New Oriental Education & Technology Group#	33,300	805,860

ELECTRICAL COMPONENTS & EQUIPMENT—0.6%
Eaton Corp., PLC.	135,652	9,853,761

FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
Potash Corporation of Saskatchewan, Inc.	246,600	8,917,056

FOOTWEAR—0.5%
NIKE, Inc., Cl. B	127,800	9,323,010

HEALTH CARE EQUIPMENT—2.2%
Covidien PLC.	275,900	19,657,875
Insulet Corp.*	92,600	3,484,538
St. Jude Medical, Inc.	244,577	15,523,302
		38,665,715
HEALTH CARE FACILITIES—1.9%
HCA Holdings, Inc.*	610,800	31,761,600
Universal Health Services, Inc., Cl. B	15,760	1,289,010
		33,050,610
HEALTH CARE TECHNOLOGY—0.1%
athenahealth, Inc.*	11,600	1,434,224

HOME IMPROVEMENT RETAIL—2.5%
Lowe’s Companies, Inc.	88,500	4,063,035
The Home Depot, Inc.	492,800	39,182,528
		43,245,563
HOTELS RESORTS & CRUISE LINES—0.5%
Ctrip.com International Ltd.#*	78,300	3,659,742
Hilton Worldwide Holdings, Inc.*	231,600	5,055,828
		8,715,570
HOUSEHOLD PRODUCTS—0.7%
The Procter & Gamble Co.	141,800	11,705,590

HOUSEWARES & SPECIALTIES—0.5%
Jarden Corp.*	145,800	8,332,470

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.4%
Robert Half International, Inc.	167,400	7,499,520

INDUSTRIAL CONGLOMERATES—0.7%
Danaher Corp.	159,500	11,704,110

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INDUSTRIAL MACHINERY—0.5%
Ingersoll-Rand PLC.	149,300	$8,928,140

INTEGRATED TELECOMMUNICATION SERVICES—1.5%
Verizon Communications, Inc.	547,826	25,599,909

INTERNET RETAIL—2.9%
Amazon.com, Inc.*	129,300	39,324,009
The Priceline Group, Inc.*	8,600	9,956,650
TripAdvisor, Inc.*	22,600	1,824,724
		51,105,383
INTERNET SOFTWARE & SERVICES—9.4%
Cornerstone OnDemand, Inc.*	56,000	2,058,560
Demandware, Inc.*	46,400	2,302,832
eBay, Inc.*	447,600	23,199,108
Facebook, Inc.*	749,124	44,782,633
Google, Inc., Cl. A*	29,565	15,813,727
Google, Inc., Cl. C*	67,865	35,741,781
LinkedIn Corp.*	12,800	1,964,416
Sina Corp.*	67,501	3,226,548
Trulia, Inc.*	116,800	3,971,200
Vistaprint NV*	130,000	5,131,100
Weibo Corp.#*	16,300	318,828
Yahoo! Inc.*	687,400	24,712,030
		163,222,763
INVESTMENT BANKING & BROKERAGE—1.9%
Morgan Stanley	1,090,630	33,733,186

IT CONSULTING & OTHER SERVICES—0.6%
Acxiom Corp.*	50,900	1,437,416
International Business Machines Corp.	49,900	9,803,853
		11,241,269
LEISURE FACILITIES—0.3%
SeaWorld Entertainment, Inc.	187,000	5,621,220

LEISURE PRODUCTS—0.1%
Gildan Activewear, Inc.	32,700	1,672,605

LIFE & HEALTH INSURANCE—0.2%
Lincoln National Corp.	72,400	3,512,124

LIFE SCIENCES TOOLS & SERVICES—1.4%
Thermo Fisher Scientific, Inc.	206,528	23,544,192

MANAGED HEALTH CARE—1.7%
Aetna, Inc.	284,500	20,327,525
Cigna Corp.	115,000	9,204,600
		29,532,125
MOVIES & ENTERTAINMENT—0.3%
Twenty-First Century Fox, Inc.	184,000	5,762,880

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MULTI-LINE INSURANCE—0.4%
American International Group, Inc.	116,200	$6,173,706

OIL & GAS EQUIPMENT & SERVICES—2.8%
Halliburton Company	185,500	11,699,485
National Oilwell Varco, Inc.	146,800	11,528,204
Weatherford International Ltd.*	1,190,580	25,002,180
		48,229,869
OIL & GAS EXPLORATION & PRODUCTION—2.3%
Anadarko Petroleum Corp.	203,400	20,140,668
Cabot Oil & Gas Corp.	428,800	16,843,264
Pioneer Natural Resources Co.	18,400	3,556,168
		40,540,100
OTHER DIVERSIFIED FINANCIAL SERVICES—0.1%
Citigroup, Inc.	55,300	2,649,423

PHARMACEUTICALS—3.3%
AbbVie, Inc.	222,600	11,593,008
Actavis PLC.*	90,400	18,471,432
Eli Lilly & Co.	57,100	3,374,610
Johnson & Johnson	14,300	1,448,447
Merck & Co., Inc.	163,900	9,597,984
Valeant Pharmaceuticals International, Inc.*	94,900	12,689,079
		57,174,560
RAILROADS—0.5%
Union Pacific Corp.	41,700	7,940,931

REGIONAL BANKS—0.2%
Regions Financial Corp.	281,300	2,852,382

RESTAURANTS—1.5%
McDonald’s Corp.	43,400	4,399,892
Starbucks Corp.	148,000	10,451,760
Yum! Brands, Inc.	153,300	11,802,567
		26,654,219
SECURITY & ALARM SERVICES—1.2%
Tyco International Ltd.	520,000	21,268,000

SEMICONDUCTOR EQUIPMENT—0.9%
Lam Research Corp.*	230,600	13,284,866
SunEdison, Inc.*	134,600	2,588,358
		15,873,224
SEMICONDUCTORS—4.0%
Altera Corp.	74,800	2,432,496
Avago Technologies Ltd.	108,900	6,915,150
Micron Technology, Inc.*	498,800	13,028,656
NXP Semiconductor NV*	800,100	47,701,962
		70,078,264

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SOFT DRINKS—1.9%
Monster Beverage Corp.*	87,100	$5,832,216
PepsiCo, Inc.	308,400	26,488,476
		32,320,692
SPECIALIZED FINANCE—0.8%
IntercontinentalExchange Group, Inc.	64,200	13,125,048

SPECIALTY CHEMICALS—2.1%
Chemtura Corp.*	62,700	1,398,210
Rockwood Holdings, Inc.	374,700	26,622,435
The Sherwin-Williams Co.	43,700	8,733,008
		36,753,653
SPECIALTY STORES—0.2%
Tiffany & Co.	41,200	3,604,588

SYSTEMS SOFTWARE—0.9%
Microsoft Corp.	366,395	14,802,358

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.8%
Apple, Inc.	151,945	89,661,225
NCR Corp.*	232,440	7,091,744
Western Digital Corp.	33,600	2,961,168
		99,714,137
TOBACCO—0.8%
Lorillard, Inc.	123,300	7,326,486
Philip Morris International, Inc.	82,160	7,018,929
		14,345,415
TRADING COMPANIES & DISTRIBUTORS—0.5%
HD Supply Holdings, Inc.*	116,000	2,990,480
United Rentals, Inc.*	56,000	5,254,480
		8,244,960
WIRELESS TELECOMMUNICATION SERVICES—0.7%
SoftBank Corp.	150,300	11,159,472
Vodafone Group PLC#	16,854	639,778
		11,799,250
TOTAL COMMON STOCKS (Cost $1,462,656,815)		1,692,156,007

PREFERRED STOCKS—0.2%
ADVERTISING—0.1%
Choicestream, Inc.*(L3)	715,332	572,265

PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc.*(L2)	76,682	2,483,730

TOTAL PREFERRED STOCKS (Cost $3,055,768)		3,055,995

	SHARES	VALUE
MASTER LIMITED PARTNERSHIP—1.2%
ASSET MANAGEMENT & CUSTODY BANKS—1.2%
Blackstone Group LP.	348,800	$10,300,064
The Carlyle Group LP.	323,200	10,368,256
		20,668,320
TOTAL MASTER LIMITED PARTNERSHIP (Cost $18,110,848)		20,668,320

Total Investments (Cost $1,483,823,431)(a)	99.0%	1,715,880,322
Other Assets in Excess of Liabilities	1.0%	16,631,586
NET ASSETS	100.0%	$1,732,511,908

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.
#	American Depositary Receipts.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(a)

At April 30, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,489,364,286, amounted to $226,516,036 which consisted of aggregate gross unrealized appreciation of $246,551,780 and aggregate gross unrealized depreciation of $20,035,744.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER INTERNATIONAL GROWTH FUND

Schedule of Investments‡ April 30, 2014 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—93.3%
AUSTRALIA—1.3%
DIVERSIFIED METALS & MINING—1.3%
BHP Billiton Ltd. (Cost $3,043,929)	89,500	$3,139,756

BELGIUM—2.5%
BREWERS—2.5%
Anheuser-Busch InBev NV (Cost $5,492,322)	56,109	6,105,551

BRAZIL—1.4%
DIVERSIFIED BANKS—0.9%
Itau Unibanco Holding SA#	136,200	2,228,232

MULTI-LINE INSURANCE—0.5%
BB Seguridade Participacoes SA	105,300	1,234,128

TOTAL BRAZIL (Cost $3,048,355)		3,462,360

CANADA—6.1%
ENERGY EQUIPMENT & SERVICES—1.1%
Precision Drilling Corp.	200,000	2,600,721

INTEGRATED OIL & GAS—1.7%
Suncor Energy, Inc.	105,000	4,051,102

LEISURE PRODUCTS—0.9%
BRP, Inc.*(a)	84,735	2,281,045

OIL & GAS EXPLORATION & PRODUCTION—1.1%
Encana Corp.	115,000	2,664,461

PHARMACEUTICALS—1.3%
Valeant Pharmaceuticals International, Inc.*	23,500	3,143,126

TOTAL CANADA (Cost $12,813,587)		14,740,455

CAYMAN ISLANDS—0.8%
INTERNET SOFTWARE & SERVICES—0.8%
Qihoo 360 Technology Co., Ltd.#* (Cost $2,111,958)	21,700	1,831,046

CHINA—1.0%
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.0%
China South Locomotive and Rolling Stock Corp. (Cost $2,315,574)	3,150,000	2,311,830

FRANCE—5.4%
BIOTECHNOLOGY—0.3%
Innate Pharma SA*	77,850	657,704

HEALTH CARE EQUIPMENT—0.2%
DBV Technologies SA*	26,000	536,700

HEALTH CARE SUPPLIES—1.2%
Essilor International SA	27,000	2,887,464

	SHARES	VALUE
COMMON STOCKS—(CONT.)
FRANCE—(CONT.)
HOME ENTERTAINMENT SOFTWARE—1.1%
UBISOFT Entertainment*	150,000	$2,794,615

PERSONAL PRODUCTS—1.3%
L’Oreal SA	17,900	3,079,140

PHARMACEUTICALS—1.3%
Sanofi	29,600	3,203,704

TOTAL FRANCE (Cost $13,532,347)		13,159,327

GERMANY—7.4%
APPLICATION SOFTWARE—2.1%
SAP AG#	63,900	5,144,972

AUTOMOBILE MANUFACTURERS—2.2%
Bayerische Motoren Werke AG	41,746	5,222,517

ELECTRICAL EQUIPMENT—0.5%
OSRAM Licht AG*	22,000	1,151,501

MULTI-LINE INSURANCE—1.0%
Allianz SE	13,500	2,338,175

SEMICONDUCTORS—1.6%
Infineon Technologies AG	334,436	3,887,406

TOTAL GERMANY (Cost $15,333,256)		17,744,571

HONG KONG—3.7%
CONSTRUCTION & ENGINEERING—0.7%
China State Construction International Holdings Ltd.	1,067,100	1,775,529

ELECTRIC UTILITIES—1.5%
Power Assets Holdings Ltd.*	415,500	3,590,698

LIFE & HEALTH INSURANCE—1.5%
AIA Group Ltd.	726,504	3,523,375

TOTAL HONG KONG (Cost $8,808,816)		8,889,602

INDIA—0.8%
DIVERSIFIED BANKS—0.8%
HDFC Bank Ltd. (Cost $1,768,516)	156,900	1,885,714

IRELAND—2.5%
BIOTECHNOLOGY—0.5%
Alkermes PLC.*	27,500	1,272,150

INDUSTRIAL MACHINERY—1.3%
Ingersoll-Rand PLC.	50,028	2,991,674

	SHARES	VALUE
COMMON STOCKS—(CONT.)
IRELAND—(CONT.)
PHARMACEUTICALS—0.7%
Jazz Pharmaceuticals PLC.*	12,900	$1,740,210

TOTAL IRELAND (Cost $5,473,834)		6,004,034

ISRAEL—1.0%
FERTILIZERS & AGRICULTURAL CHEMICALS—1.0%
Israel Chemicals Ltd. (Cost $2,468,584)	270,000	2,392,198

ITALY—2.0%
APPAREL RETAIL—1.1%
Prada SpA	326,200	2,604,399

DIVERSIFIED BANKS—0.9%
Intesa Sanpaolo SpA*	656,500	2,240,395

TOTAL ITALY (Cost $4,868,960)		4,844,794

JAPAN—14.8%
AUTOMOBILE MANUFACTURERS—1.9%
Toyota Motor Corp.	82,575	4,455,698

COMMODITY CHEMICALS—0.9%
Toray Industries, Inc.	339,450	2,214,851

DIVERSIFIED BANKS—3.9%
Mizuho Financial Group, Inc.	1,801,600	3,524,774
Sumitomo Mitsui Financial Group, Inc.	83,100	3,278,477
Sumitomo Mitsui Trust Holdings, Inc.	596,600	2,457,017
		9,260,268
DIVERSIFIED REAL ESTATE ACTIVITIES—1.5%
Mitsui Fudosan Co., Ltd.	125,500	3,708,833

ELECTRONIC COMPONENTS—1.8%
Japan Display, Inc.*	160,700	990,374
Murata Manufacturing Co., Ltd.	40,900	3,400,832
		4,391,206
INDUSTRIAL MACHINERY—1.9%
FANUC Corp.	14,950	2,690,927
Minebea Co., Ltd.*	234,700	1,898,722
		4,589,649
PROPERTY & CASUALTY INSURANCE—1.2%
Tokio Marine Holdings, Inc.	99,800	2,939,573

WIRELESS TELECOMMUNICATION SERVICES—1.7%
SoftBank Corp.	56,350	4,183,874

TOTAL JAPAN (Cost $38,780,394)		35,743,952

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LUXEMBOURG—1.9%
BROADCASTING—1.9%
Altice SA* (Cost $3,290,863)	80,300	$4,588,408

MEXICO—1.5%
DIVERSIFIED REAL ESTATE ACTIVITIES—0.9%
Corp Inmobiliaria Vesta SAB de CV	1,134,330	2,306,139

SOFT DRINKS—0.6%
Arca Continental SAB de CV	211,800	1,346,833

TOTAL MEXICO (Cost $3,487,065)		3,652,972

NETHERLANDS—2.3%
ALUMINUM—1.0%
Constellium NV, Cl. A*	82,500	2,517,900

SEMICONDUCTOR EQUIPMENT—1.3%
ASML Holding NV#	38,057	3,097,459

TOTAL NETHERLANDS (Cost $5,340,340)		5,615,359

NORWAY—2.3%
DIVERSIFIED BANKS—1.2%
DNB ASA	171,377	3,029,752

INTEGRATED OIL & GAS—1.1%
Statoil ASA	84,650	2,568,711

TOTAL NORWAY (Cost $5,189,153)		5,598,463

PAPUA NEW GUINEA—1.0%
OIL & GAS EXPLORATION & PRODUCTION—1.0%
Oil Search Ltd. (Cost $2,425,820)	300,000	2,478,443

PERU—1.0%
DIVERSIFIED BANKS—1.0%
Credicorp Ltd. (Cost $2,052,618)	15,500	2,313,375

PORTUGAL—1.7%
BROADCASTING—1.0%
ZON OPTIMUS, SGPS, S.A.*	326,700	2,356,263

INTEGRATED OIL & GAS—0.7%
Galp Energia SGPS SA	96,600	1,673,094

TOTAL PORTUGAL (Cost $3,593,958)		4,029,357

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SINGAPORE—0.7%
SEMICONDUCTORS—0.7%
Avago Technologies Ltd. (Cost $1,527,811)	27,700	$1,758,950

SOUTH AFRICA—1.1%
PHARMACEUTICALS—1.1%
Aspen Pharmacare Holdings Ltd. (Cost $2,354,204)	104,471	2,780,035

SOUTH KOREA—1.0%
SEMICONDUCTORS—1.0%
Samsung Electronics Co., Ltd. (Cost $2,397,806)	1,800	2,339,948

SWEDEN—1.6%
BIOTECHNOLOGY—1.1%
Swedish Orphan Biovitrum AB*	240,000	2,635,091

INDUSTRIAL MACHINERY—0.5%
Arcam AB*(a)	45,600	1,181,547

TOTAL SWEDEN (Cost $3,630,878)		3,816,638

SWITZERLAND—9.5%
APPAREL ACCESSORIES & LUXURY GOODS—2.2%
Cie Financiere Richemont SA	51,172	5,191,320

DIVERSIFIED CAPITAL MARKETS—1.0%
UBS AG	120,800	2,525,101

OIL & GAS EQUIPMENT & SERVICES—1.3%
Weatherford International Ltd.*	149,300	3,135,300

PACKAGED FOODS & MEATS—1.9%
Nestle SA	58,300	4,500,409

PHARMACEUTICALS—2.0%
Roche Holding AG	16,448	4,820,885

SECURITY & ALARM SERVICES—1.1%
Tyco International Ltd.	64,400	2,633,960

TOTAL SWITZERLAND (Cost $20,306,512)		22,806,975

TAIWAN—1.4%
ELECTRONIC COMPONENTS—0.9%
Largan Precision Co., Ltd.*	36,500	2,280,834

PERSONAL PRODUCTS—0.5%
Ginko International Co., Ltd.	68,000	1,142,895

TOTAL TAIWAN (Cost $3,014,320)		3,423,729

	SHARES	VALUE
COMMON STOCKS—(CONT.)
UNITED KINGDOM—14.4%
AEROSPACE & DEFENSE—0.9%
Rolls-Royce Holdings PLC.	125,700	$2,228,303

CABLE & SATELLITE—1.4%
Liberty Global PLC.*	89,000	3,420,270

DIVERSIFIED BANKS—1.0%
Lloyds Banking Group PLC.*	1,920,900	2,443,967

HOUSEHOLD PRODUCTS—2.0%
Reckitt Benckiser Group PLC.	59,262	4,777,485

INDUSTRIAL GASES—1.2%
Essentra PLC.	208,200	2,812,032

INTEGRATED OIL & GAS—0.5%
BG Group PLC.	62,600	1,266,137

INTERNET RETAIL—1.1%
ASOS PLC.*	28,600	2,063,717
Just Eat PLC.*(a)	127,978	464,000
		2,527,717
MULTI-UTILITIES—1.0%
National Grid PLC	172,000	2,440,708

OIL & GAS EQUIPMENT & SERVICES—1.2%
Hunting PLC.	203,786	2,912,399

PHARMACEUTICALS—1.5%
Shire PLC.	63,400	3,615,751

SPECIALTY CHEMICALS—1.1%
Johnson Matthey PLC.	48,756	2,694,162

TOBACCO—1.5%
British American Tobacco PLC.	62,411	3,600,441

TOTAL UNITED KINGDOM (Cost $32,401,353)		34,739,372

UNITED STATES—1.2%
PHARMACEUTICALS—1.2%
Actavis PLC.* (Cost $2,883,087)	13,800	2,819,754

TOTAL COMMON STOCKS (Cost $213,756,220)		225,016,968

PREFERRED STOCKS—0.5%
BRAZIL—0.5%
INTEGRATED OIL & GAS—0.5%
Petroleo Brasileiro SA* (Cost $1,235,110)	162,000	1,204,010

	SHARES	VALUE
RIGHTS—0.0%
UNITED KINGDOM—0.0%
AEROSPACE & DEFENSE—0.0%
Rolls-Royce Holdings PLC., 12/31/1949*(L2) (Cost $27,963)	16,843,800	$28,437

Total Investments (Cost $215,019,293)(b)	93.8%	226,249,415
Other Assets in Excess of Liabilities	6.2%	14,912,053
NET ASSETS	100.0%	$241,161,468

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
#	American Depositary Receipts.
*	Non-income producing security.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 1.6% of the net assets of the Portfolio.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(b)

At April 30, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $215,256,419, amounted to $10,992,996 which consisted of aggregate gross unrealized appreciation of $15,386,772 and aggregate gross unrealized depreciation of $4,393,776.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER MID CAP GROWTH FUND

Schedule of Investments‡ April 30, 2014 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—95.7%
AEROSPACE & DEFENSE—1.3%
B/E Aerospace, Inc.*	18,500	$1,623,745
TransDigm Group, Inc.	6,700	1,191,729
		2,815,474
AIRLINES—1.3%
Copa Holdings SA, Cl. A	1,475	199,538
Delta Air Lines, Inc.	70,000	2,578,100
		2,777,638
APPAREL ACCESSORIES & LUXURY GOODS—4.3%
Kate Spade & Co.*	60,800	2,114,016
Michael Kors Holdings Ltd.*	26,400	2,407,680
PVH Corp.	21,700	2,724,869
Ralph Lauren Corp.	5,300	802,261
Under Armour, Inc., Cl. A*	24,500	1,197,805
		9,246,631
APPAREL RETAIL—1.3%
L Brands, Inc.	27,600	1,495,920
Ross Stores, Inc.	20,500	1,395,640
		2,891,560
APPLICATION SOFTWARE—1.8%
King Digital Entertainment, PLC.*	39,500	677,425
Synchronoss Technologies, Inc.*	57,200	1,741,168
Workday, Inc.*	21,000	1,534,470
		3,953,063
ASSET MANAGEMENT & CUSTODY BANKS—1.4%
Affiliated Managers Group, Inc.*	10,100	2,001,820
Artisan Partners Asset Management, Inc.	16,500	958,155
		2,959,975
AUTO PARTS & EQUIPMENT—4.4%
BorgWarner, Inc.	44,800	2,783,872
Delphi Automotive PLC.	44,850	2,997,774
Johnson Controls, Inc.	36,100	1,629,554
WABCO Holdings, Inc.*	19,600	2,097,396
		9,508,596
AUTOMOBILE MANUFACTURERS—0.7%
Tesla Motors, Inc.*	6,900	1,434,441

BIOTECHNOLOGY—4.2%
Aegerion Pharmaceuticals, Inc.*	24,500	1,084,370
BioMarin Pharmaceutical, Inc.*	14,000	815,220
Celldex Therapeutics, Inc.*	25,200	378,000
Gilead Sciences, Inc.*	22,600	1,773,874
Intercept Pharmaceuticals, Inc.*	1,700	449,004
Pharmacyclics, Inc.*	23,400	2,213,172
Portola Pharmaceuticals, Inc.*	25,600	600,576

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Vertex Pharmaceuticals, Inc.*	26,300	$1,780,510
		9,094,726
BROADCASTING—0.7%
CBS Corp., Cl. B~	27,400	1,582,624

BUILDING PRODUCTS—1.3%
Fortune Brands Home & Security, Inc.	34,700	1,382,795
Lennox International, Inc.	18,200	1,525,706
		2,908,501
CABLE & SATELLITE—2.7%
DISH Network Corp.*	26,700	1,518,162
Time Warner Cable, Inc.	30,100	4,257,946
		5,776,108
CASINOS & GAMING—0.2%
Wynn Resorts Ltd.	2,500	509,725

COMMUNICATIONS EQUIPMENT—2.1%
ARRIS Group, Inc.*	64,200	1,674,978
CommScope Holding Co., Inc.*	39,000	1,040,520
F5 Networks, Inc.*	17,200	1,808,924
		4,524,422
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.7%
Oshkosh Corp.	28,400	1,576,484

CONSTRUCTION MATERIALS—0.5%
Eagle Materials, Inc.	13,100	1,091,623

CONSUMER FINANCE—0.8%
Discover Financial Services	32,900	1,839,110

DATA PROCESSING & OUTSOURCED SERVICES—2.5%
Alliance Data Systems Corp.*,~	10,800	2,612,520
Fiserv, Inc.*	45,200	2,747,256
		5,359,776
DEPARTMENT STORES—1.0%
Macy’s, Inc.	39,300	2,256,999

DISTRIBUTORS—0.9%
LKQ Corp.*	65,200	1,898,624

DIVERSIFIED CHEMICALS—0.6%
Eastman Chemical Co.	14,900	1,298,833

ELECTRICAL COMPONENTS & EQUIPMENT—1.6%
Eaton Corp., PLC.	14,400	1,046,016
Hubbell, Inc., Cl. B	13,100	1,542,132
Rockwell Automation, Inc.	7,600	905,768
		3,493,916
ELECTRONIC EQUIPMENT MANUFACTURERS—0.5%
OSI Systems, Inc.*	18,100	1,010,161

	SHARES	VALUE
COMMON STOCKS—(CONT.)
FOOD RETAIL—1.4%
The Kroger Co.	46,400	$2,136,256
Whole Foods Market, Inc.	20,000	994,000
		3,130,256
HEALTH CARE EQUIPMENT—1.9%
ABIOMED, Inc.*	30,600	724,914
St. Jude Medical, Inc.	35,200	2,234,144
Zimmer Holdings, Inc.	11,000	1,064,800
		4,023,858
HEALTH CARE FACILITIES—2.6%
HCA Holdings, Inc.*,~	78,700	4,092,400
Tenet Healthcare Corporation*	35,100	1,582,308
		5,674,708
HEALTH CARE TECHNOLOGY—0.5%
athenahealth, Inc.*	8,100	1,001,484

HOUSEWARES & SPECIALTIES—1.2%
Jarden Corp.*	46,700	2,668,905

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.7%
Robert Half International, Inc.	34,300	1,536,640

INDUSTRIAL MACHINERY—1.5%
Donaldson Co., Inc.	36,300	1,527,867
Ingersoll-Rand PLC.	29,200	1,746,160
		3,274,027
INSURANCE BROKERS—0.6%
Aon PLC.	14,680	1,246,038

INTERNET RETAIL—0.3%
NetFlix, Inc.*	2,000	644,080

INTERNET SOFTWARE & SERVICES—2.7%
Cornerstone OnDemand, Inc.*	48,100	1,768,156
Demandware, Inc.*	15,600	774,228
OpenTable, Inc.*	11,000	738,760
Trulia, Inc.*	41,600	1,414,400
Yahoo! Inc.*	32,100	1,153,995
		5,849,539
LEISURE FACILITIES—1.2%
SeaWorld Entertainment, Inc.	84,400	2,537,064

LEISURE PRODUCTS—0.5%
Hasbro, Inc.	18,100	1,000,206

LIFE & HEALTH INSURANCE—0.8%
Lincoln National Corp.	34,000	1,649,340

MANAGED HEALTH CARE—2.1%
Cigna Corp.	57,100	4,570,284

METAL & GLASS CONTAINERS—1.1%
Crown Holdings, Inc.*	49,900	2,353,783

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MOTORCYCLE MANUFACTURERS—0.5%
Harley-Davidson, Inc.	16,200	$1,197,828

OIL & GAS DRILLING—0.4%
Seadrill Ltd.	27,900	982,638

OIL & GAS EQUIPMENT & SERVICES—1.7%
Cameron International Corp.*^	51,900	3,371,424
Superior Energy Services, Inc.	7,900	260,068
		3,631,492
OIL & GAS EXPLORATION & PRODUCTION—3.8%
Cabot Oil & Gas Corp.^	96,100	3,774,808
Denbury Resources, Inc.	150,400	2,529,728
Pioneer Natural Resources Co.^	10,000	1,932,700
		8,237,236
OIL & GAS STORAGE & TRANSPORTATION—0.1%
Cheniere Energy, Inc.*	4,000	225,800

PACKAGED FOODS & MEATS—2.1%
Mead Johnson Nutrition Co., Cl. A	23,000	2,029,980
The Hershey Co.	27,300	2,627,352
		4,657,332
PAPER PACKAGING—1.0%
Graphic Packaging Holding Co.*	211,200	2,166,912

PHARMACEUTICALS—2.9%
Actavis PLC.*,~	22,000	4,495,260
Jazz Pharmaceuticals PLC.*	13,200	1,780,680
		6,275,940
REAL ESTATE SERVICES—0.6%
Jones Lang LaSalle, Inc.	10,500	1,216,845

RESEARCH & CONSULTING SERVICES—0.5%
CoStar Group, Inc.*	6,900	1,110,141

RESTAURANTS—1.7%
Chipotle Mexican Grill, Inc.*	1,700	847,450
Yum! Brands, Inc.	36,500	2,810,135
		3,657,585
SECURITY & ALARM SERVICES—1.2%
Tyco International Ltd.	66,000	2,699,400

SEMICONDUCTOR EQUIPMENT—1.2%
Lam Research Corp.*	37,100	2,137,331
SunEdison, Inc.*	21,600	415,368
		2,552,699
SEMICONDUCTORS—4.6%
Avago Technologies Ltd.	45,200	2,870,200
Cree, Inc.*	13,200	622,644
Micron Technology, Inc.*	63,500	1,658,620
Microsemi Corp.*	88,400	2,079,168

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTORS—(CONT.)
NXP Semiconductor NV*	46,800	$2,790,216
		10,020,848
SOFT DRINKS—0.6%
Monster Beverage Corp.*	18,700	1,252,152

SPECIALIZED FINANCE—1.9%
IntercontinentalExchange Group, Inc.	10,500	2,146,620
Moody’s Corp.	24,400	1,915,400
		4,062,020
SPECIALTY CHEMICALS—3.5%
Chemtura Corp.*	55,600	1,239,880
Rockwood Holdings, Inc.	35,200	2,500,960
The Sherwin-Williams Co.	19,200	3,836,928
		7,577,768
SPECIALTY STORES—4.6%
Cabela’s, Inc.*	16,600	1,089,126
Signet Jewelers Ltd.	21,700	2,198,644
Tiffany & Co.	26,600	2,327,234
Tractor Supply Co.~	34,800	2,339,952
Ulta Salon, Cosmetics & Fragrance, Inc.*	24,100	2,113,811
		10,068,767
SYSTEMS SOFTWARE—1.4%
CommVault Systems, Inc.*	18,500	895,400
ServiceNow, Inc.*	44,100	2,192,652
		3,088,052
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—2.1%
NCR Corp.*	45,200	1,379,052
Nimble Storage, Inc.*	35,000	862,750
Western Digital Corp.	25,700	2,264,941
		4,506,743
TOBACCO—1.1%
Lorillard, Inc.	39,200	2,329,264

TRADING COMPANIES & DISTRIBUTORS—1.7%
MSC Industrial Direct Co., Inc.	10,400	947,024
United Rentals, Inc.*	17,400	1,632,642
WW Grainger, Inc.	4,500	1,144,800
		3,724,466
TRUCKING—0.6%
Swift Transportation Co.*	57,300	1,378,065

TOTAL COMMON STOCKS (Cost $191,064,029)		207,589,215

	SHARES	VALUE
MASTER LIMITED PARTNERSHIP—0.9%
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
The Carlyle Group LP.	61,100	$1,960,088
(Cost $2,025,090)		1,960,088

REAL ESTATE INVESTMENT TRUST—0.8%
RETAIL—0.8%
Tanger Factory Outlet Centers, Inc.	45,300	1,616,304
(Cost $1,625,962)		1,616,304

	CONTRACTS
PURCHASED OPTIONS—0.0%
PUT OPTIONS—0.0%
Cheniere Energy, Inc./ May/ 50*,~	122	4,026
Hess Corp./ May/ 82.5*,~	818	11,452
Hess Corp./ May/ 85*,~	205	5,330
HollyFrontier Corp./ May/ 48*,~	41	820
PDC Energy, Inc./ May/ 55*,~(L2)	41	1,025
SPDR S&P 500 ETF Trust/ May/ 185*,~	204	16,524
Whiting Petroleum Corp./ May/ 67.5*,~	613	32,489
TOTAL PUT OPTIONS (Cost $132,837)		71,666

TOTAL PURCHASED OPTIONS (Cost $132,837)		71,666

Total Investments (Cost $194,847,918)(a)	97.4%	211,237,273
Other Assets in Excess of Liabilities	2.6%	5,638,658
NET ASSETS	100.0%	$216,875,931

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
~	All or a portion of this security has been pledged as collateral for written put options.
^	All or a portion of this security has been pledged as collateral for written call options.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(a)

At April 30, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $195,202,163, amounted to $16,035,110 which consisted of aggregate gross unrealized appreciation of $23,797,981 and aggregate gross unrealized depreciation of $7,762,871.

See Notes to Financial Statements.

	CONTRACTS	SHARES SUBJECT TO PUT/ CALL	VALUE
PUT OPTIONS WRITTEN
Cameron International Corp./ May/ 65	(222)	(22,200)	$(25,530)
Cheniere Energy, Inc./ May/ 55	(122)	(12,200)	(17,812)
Cheniere Energy, Inc./ May/ 60(L2)	(82)	(8,200)	(36,080)
Denbury Resources, Inc./ May/ 18(L2)	(122)	(12,200)	(13,420)
Hess Corp./ May/ 87.5	(41)	(4,100)	(2,952)
Hess Corp./ May/ 90	(205)	(20,500)	(36,695)
HollyFrontier Corp./ May/ 49	(41)	(4,100)	(943)
HollyFrontier Corp./ May/ 50	(41)	(4,100)	(1,804)
Nabors Industries Ltd./ May/ 25	(205)	(20,500)	(7,995)
Northern Oil and Gas, Inc./ May/ 15(L2)	(326)	(32,600)	(9,780)
Northern Oil and Gas, Inc./ May/ 16(L2)	(204)	(20,400)	(16,320)
PDC Energy, Inc./ May/ 60	(41)	(4,100)	(5,535)
PDC Energy, Inc./ May/ 65(L2)	(41)	(4,100)	(12,300)
Pioneer Natural Resources Co./ May/ 195	(30)	(3,000)	(24,000)
Pioneer Natural Resources Co./ May/ 200	(10)	(1,000)	(11,000)
SPDR S&P 500 ETF Trust/ May/ 184	(204)	(20,400)	(12,852)
Superior Energy Services, Inc./ May/ 32.5(L2)	(429)	(42,900)	(23,595)
Whiting Petroleum Corp./ May/ 70	(122)	(12,200)	(13,298)
Whiting Petroleum Corp./ May/ 72.5	(368)	(36,800)	(72,864)
Whiting Petroleum Corp./ May/ 75	(122)	(12,200)	(40,260)
TOTAL PUT OPTIONS WRITTEN (Premiums Received $(577,303))			(385,035)
CALL OPTIONS WRITTEN
Cabot Oil & Gas Corp./ June/ 37.5	(41)	(4,100)	(10,865)
Cabot Oil & Gas Corp./ May/ 37.5	(102)	(10,200)	(20,910)
Cameron International Corp./ May/ 55(L2)	(81)	(8,100)	(76,950)
Cameron International Corp./ May/ 57.5	(40)	(4,000)	(29,200)
Cameron International Corp./ May/ 60	(181)	(18,100)	(90,500)
Cameron International Corp./ May/ 62.5(L2)	(80)	(8,000)	(21,600)
Pioneer Natural Resources Co./ May/ 175(L2)	(30)	(3,000)	(52,500)
Pioneer Natural Resources Co./ May/ 180	(10)	(1,000)	(14,100)
TOTAL CALL OPTIONS WRITTEN (Premiums Received $(307,977))			(316,625)
TOTAL OPTIONS WRITTEN (Premiums Received $(885,280))			$(701,660)

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER SMID CAP GROWTH FUND

Schedule of Investments‡ April 30, 2014 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—95.1%
ADVERTISING—0.8%
Lamar Advertising Co., Cl. A*	165,150	$8,244,288

AEROSPACE & DEFENSE—2.3%
B/E Aerospace, Inc.*	110,600	9,707,362
Hexcel Corp.*	229,200	9,555,348
TransDigm Group, Inc.	30,150	5,362,780
		24,625,490
AIRLINES—1.4%
Alaska Air Group, Inc.	97,250	9,149,280
Copa Holdings SA, Cl. A	42,050	5,688,524
		14,837,804
APPAREL ACCESSORIES & LUXURY GOODS—1.6%
Kate Spade & Co.*	259,450	9,021,077
Lululemon Athletica, Inc.*	106,900	4,909,917
Under Armour, Inc., Cl. A*	60,100	2,938,289
		16,869,283
APPAREL RETAIL—0.6%
DSW, Inc., Cl. A	200,850	6,706,381

APPLICATION SOFTWARE—2.6%
ANSYS, Inc.*	68,100	5,196,711
Aspen Technology, Inc.*	242,500	10,425,075
Synchronoss Technologies, Inc.*	230,650	7,020,986
Ultimate Software Group, Inc.*	45,350	5,425,220
		28,067,992
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
Artisan Partners Asset Management, Inc.	93,500	5,429,545
Waddell & Reed Financial, Inc., Cl. A	71,100	4,795,695
		10,225,240
AUTO PARTS & EQUIPMENT—2.2%
American Axle & Manufacturing Holdings, Inc.*	349,400	6,166,910
Tenneco, Inc.*	95,600	5,723,572
WABCO Holdings, Inc.*	106,050	11,348,410
		23,238,892
BIOTECHNOLOGY—5.7%
ACADIA Pharmaceuticals, Inc.*	149,250	3,004,402
Alkermes PLC.*	184,750	8,546,535
Celldex Therapeutics, Inc.*	175,550	2,633,250
Cepheid, Inc.*	132,650	5,767,622
Cubist Pharmaceuticals, Inc.*	144,950	10,155,197
Incyte Corp., Ltd.*	58,650	2,848,044
Intercept Pharmaceuticals, Inc.*	18,350	4,846,602
Isis Pharmaceuticals, Inc.*	40,750	1,084,358
Neurocrine Biosciences, Inc.*	203,900	2,858,678
Pharmacyclics, Inc.*	87,900	8,313,582

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Portola Pharmaceuticals, Inc.*	142,650	$3,346,569
Puma Biotechnology, Inc.*	42,550	3,214,227
Synageva BioPharma Corp.*	48,100	4,154,397
		60,773,463
BUILDING PRODUCTS—2.0%
AO Smith Corp.	167,965	7,854,043
Fortune Brands Home & Security, Inc.	78,900	3,144,165
Lennox International, Inc.	122,450	10,264,984
		21,263,192
COMMODITY CHEMICALS—0.8%
Calgon Carbon Corp.*	420,500	8,422,615

COMMUNICATIONS EQUIPMENT—2.5%
ARRIS Group, Inc.*	411,050	10,724,294
CommScope Holding Co., Inc.*	386,700	10,317,156
JDS Uniphase Corp.*	412,000	5,220,040
		26,261,490
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.0%
Oshkosh Corp.	186,200	10,335,962

CONSTRUCTION MATERIALS—0.7%
Eagle Materials, Inc.	88,600	7,383,038

DATA PROCESSING & OUTSOURCED SERVICES—3.5%
Broadridge Financial Solutions	69,950	2,681,883
FleetCor Technologies, Inc.*	38,600	4,405,418
MAXIMUS, Inc.	259,600	11,051,172
Total System Services, Inc.	380,050	12,074,189
WEX, Inc.*	78,952	7,577,023
		37,789,685
DISTRIBUTORS—0.8%
LKQ Corp.*	298,600	8,695,232

DRUG RETAIL—0.8%
Rite Aid Corp.*	1,218,450	8,894,685

EDUCATION SERVICES—0.9%
Grand Canyon Education, Inc.*	226,465	9,765,171

ELECTRICAL COMPONENTS & EQUIPMENT—1.9%
Acuity Brands, Inc.	73,700	9,180,809
Hubbell, Inc., Cl. B	92,750	10,918,530
		20,099,339
ELECTRONIC EQUIPMENT MANUFACTURERS—1.8%
Cognex Corp.*	130,350	4,487,950
FEI Co.	85,450	6,794,984
OSI Systems, Inc.*	149,350	8,335,224
		19,618,158

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ELECTRONIC MANUFACTURING SERVICES—0.3%
Trimble Navigation Ltd.*	73,540	$2,826,142

ENVIRONMENTAL & FACILITIES SERVICES—1.0%
Waste Connections, Inc.	230,175	10,279,616

FOOD DISTRIBUTORS—0.8%
United Natural Foods, Inc.*	123,600	8,532,108

FOREST PRODUCTS—0.5%
Louisiana-Pacific Corp.*	351,100	5,754,529

HEALTH CARE EQUIPMENT—2.1%
Insulet Corp.*	257,600	9,693,488
Thoratec Corp.*	142,100	4,658,038
Wright Medical Group, Inc.*	313,550	8,575,593
		22,927,119
HEALTH CARE FACILITIES—2.9%
Healthsouth Corp.	279,500	9,681,880
Tenet Healthcare Corporation*	218,600	9,854,488
Universal Health Services, Inc., Cl. B	135,250	11,062,098
		30,598,466
HEALTH CARE SERVICES—0.1%
Premier, Inc., CL. A*	41,100	1,233,000

HEALTH CARE SUPPLIES—1.5%
Align Technology, Inc.*	212,700	10,717,953
Endologix, Inc.*	436,900	5,539,892
		16,257,845
HEALTH CARE TECHNOLOGY—0.6%
athenahealth, Inc.*	53,300	6,590,012

HOME IMPROVEMENT RETAIL—0.6%
Lumber Liquidators Holdings, Inc.*	70,500	6,144,780

HOMEBUILDING—0.6%
Taylor Morrison Home Corp., Cl. A*	312,000	6,617,520

HOUSEWARES & SPECIALTIES—1.7%
Jarden Corp.*	162,250	9,272,588
Tupperware Brands Corp.	106,385	9,033,150
		18,305,738
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.0%
Robert Half International, Inc.	241,350	10,812,480

INDUSTRIAL MACHINERY—4.7%
Actuant Corp., Cl. A	231,150	7,826,739
Donaldson Co., Inc.	266,200	11,204,358
Graco, Inc.	74,900	5,430,250
Middleby Corp.*	25,600	6,463,488
Nordson Corp.	150,550	11,193,392
Watts Water Technologies, Inc.	157,000	8,352,400
		50,470,627

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET SOFTWARE & SERVICES—2.6%
AOL, Inc.*	128,500	$5,501,085
Cornerstone OnDemand, Inc.*	155,750	5,725,370
DealerTrack Holdings, Inc.*	189,700	8,667,393
Demandware, Inc.*	114,700	5,692,561
Trulia, Inc.*	63,600	2,162,400
		27,748,809
INVESTMENT BANKING & BROKERAGE—0.4%
LPL Financial Holdings, Inc.	98,900	4,682,915

IT CONSULTING & OTHER SERVICES—0.6%
Gartner, Inc.*	92,300	6,363,162

LEISURE FACILITIES—1.0%
Six Flags Entertainment Corp.	254,250	10,205,595

LEISURE PRODUCTS—1.0%
Brunswick Corp.	134,450	5,403,545
Polaris Industries, Inc.	43,450	5,836,639
		11,240,184
LIFE SCIENCES TOOLS & SERVICES—0.8%
Charles River Laboratories International, Inc.*	169,150	9,086,738

MANAGED HEALTH CARE—1.5%
Molina Healthcare, Inc.*	265,050	9,912,870
WellCare Health Plans, Inc.*	87,350	5,893,505
		15,806,375
METAL & GLASS CONTAINERS—1.8%
Crown Holdings, Inc.*	195,350	9,214,659
Owens-Illinois, Inc.*	312,850	9,942,373
		19,157,032
MOVIES & ENTERTAINMENT—0.6%
Lions Gate Entertainment Corp.	233,350	6,190,775

OIL & GAS EQUIPMENT & SERVICES—0.9%
Hornbeck Offshore Services, Inc.*	99,000	4,101,570
Oceaneering International, Inc.	73,750	5,404,400
		9,505,970
OIL & GAS EXPLORATION & PRODUCTION—3.3%
Denbury Resources, Inc.	627,650	10,557,073
Northern Oil and Gas, Inc.*	49,350	761,470
Oasis Petroleum, Inc.*	151,550	7,048,591
QEP Resources, Inc.	169,900	5,214,231
Whiting Petroleum Corp.*	161,550	11,909,466
		35,490,831
OIL & GAS STORAGE & TRANSPORTATION—0.7%
Cheniere Energy, Inc.*	139,250	7,860,662

PACKAGED FOODS & MEATS—1.7%
B&G Foods, Inc.	271,650	8,910,120

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PACKAGED FOODS & MEATS—(CONT.)
Hain Celestial Group, Inc.*	107,000	$9,204,140
		18,114,260
PAPER PACKAGING—0.9%
Packaging Corp., of America	139,650	9,304,880

PHARMACEUTICALS—1.4%
Auxilium Pharmaceuticals, Inc.*	187,227	4,214,480
Jazz Pharmaceuticals PLC.*	57,300	7,729,770
Questcor Pharmaceuticals, Inc.	40,600	3,336,508
		15,280,758
RAILROADS—0.7%
Genesee & Wyoming, Inc., Cl. A*	79,800	7,900,998

REAL ESTATE SERVICES—0.7%
Jones Lang LaSalle, Inc.	67,250	7,793,603

REGIONAL BANKS—1.0%
Signature Bank*	88,500	10,515,570

RESEARCH & CONSULTING SERVICES—0.9%
CoStar Group, Inc.*	13,100	2,107,659
The Advisory Board Co.*	127,850	7,320,691
		9,428,350
RESTAURANTS—1.5%
Dunkin’ Brands Group, Inc.	168,053	7,648,092
Red Robin Gourmet Burgers, Inc.*	121,150	8,235,777
		15,883,869
SEMICONDUCTOR EQUIPMENT—1.7%
Lam Research Corp.*	174,768	10,068,384
SunEdison, Inc.*	440,150	8,464,085
		18,532,469
SEMICONDUCTORS—1.6%
Cree, Inc.*	47,250	2,228,782
Freescale Semiconductor Holdings Ltd.*	234,100	5,143,177
Microsemi Corp.*	436,350	10,262,952
		17,634,911
SPECIALIZED CONSUMER SERVICES—0.7%
Service Corp. International	413,650	7,764,211

SPECIALIZED FINANCE—0.8%
CBOE Holdings, Inc.	167,950	8,961,812

SPECIALTY CHEMICALS—3.6%
Chemtura Corp.*	423,600	9,446,280
PolyOne Corp.	245,050	9,182,023
Rockwood Holdings, Inc.	151,550	10,767,628
The Valspar Corp.	120,505	8,801,685
		38,197,616

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALTY STORES—3.0%
Cabela’s, Inc.*	84,850	$5,567,008
Dick’s Sporting Goods, Inc.	152,500	8,030,650
Signet Jewelers Ltd.	88,900	9,007,348
Ulta Salon, Cosmetics & Fragrance, Inc.*	112,150	9,836,677
		32,441,683
SYSTEMS SOFTWARE—1.4%
CommVault Systems, Inc.*	107,550	5,205,420
ServiceNow, Inc.*	109,100	5,424,452
Tableau Software, Inc., Cl. A*	83,850	4,634,389
		15,264,261
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—1.5%
NCR Corp.*	247,745	7,558,700
Nimble Storage, Inc.*	113,300	2,792,845
Stratasys Ltd.*	60,700	5,880,009
		16,231,554
THRIFTS & MORTGAGE FINANCE—0.6%
MGIC Investment Corp.*	391,050	3,363,030
Ocwen Financial Corp.*	72,650	2,753,435
		6,116,465
TRADING COMPANIES & DISTRIBUTORS—2.3%
HD Supply Holdings, Inc.*	238,050	6,136,929
MSC Industrial Direct Co., Inc.	101,250	9,219,825
United Rentals, Inc.*	94,250	8,843,478
		24,200,232
TRUCKING—0.6%
Swift Transportation Co.*	267,850	6,441,793

TOTAL COMMON STOCKS (Cost $860,182,126)		1,018,815,725

PREFERRED STOCKS—0.1%
PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc.*(L2)	49,317	1,597,378
(Cost $1,597,378)		1,597,378

MASTER LIMITED PARTNERSHIP—0.6%
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
Och-Ziff Capital Management Group LLC, Cl. A	468,200	5,613,718
(Cost $4,515,577)		5,613,718

REAL ESTATE INVESTMENT TRUST—2.0%
HEALTH CARE—0.3%
Omega Healthcare Investors, Inc.	93,550	3,253,669

RETAIL—0.8%
Tanger Factory Outlet Centers, Inc.	252,500	9,009,200

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—(CONT.)
SPECIALIZED—0.9%
Sovran Self Storage, Inc.	119,550	$9,073,845

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $20,411,769)		21,336,714

Total Investments (Cost $886,706,850)(a)	97.8%	1,047,363,535
Other Assets in Excess of Liabilities	2.2%	23,749,926
NET ASSETS	100.0%	$1,071,113,461

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(a)

At April 30, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $888,227,767, amounted to $159,135,768 which consisted of aggregate gross unrealized appreciation of $188,293,763 and aggregate gross unrealized depreciation of $29,157,995.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER SMALL CAP GROWTH FUND

Schedule of Investments‡ April 30, 2014 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—100.2%
AEROSPACE & DEFENSE—2.3%
Esterline Technologies Corp.*	15,620	$1,702,892
HEICO Corp.	20,100	1,111,932
Hexcel Corp.*	70,600	2,943,314
		5,758,138
AIR FREIGHT & LOGISTICS—1.0%
HUB Group, Inc., Cl. A*	58,650	2,618,723

AIRLINES—1.1%
Spirit Airlines, Inc.*	47,800	2,716,952

ALTERNATIVE CARRIERS—0.5%
Cogent Communications Group, Inc.	39,700	1,368,459

APPAREL ACCESSORIES & LUXURY GOODS—2.2%
G-III Apparel Group Ltd.*	36,200	2,598,074
Kate Spade & Co.*	63,400	2,204,418
Quiksilver, Inc.*	121,400	779,388
		5,581,880
APPAREL RETAIL—1.6%
ANN, Inc.*	47,900	1,877,201
DSW, Inc., Cl. A	69,200	2,310,588
		4,187,789
APPLICATION SOFTWARE—2.3%
Aspen Technology, Inc.*	70,600	3,035,094
Synchronoss Technologies, Inc.*	58,400	1,777,696
Ultimate Software Group, Inc.*	9,050	1,082,651
		5,895,441
ASSET MANAGEMENT & CUSTODY BANKS—1.6%
Evercore Partners, Inc., Cl. A	25,600	1,367,808
Financial Engines, Inc.	35,900	1,588,575
WisdomTree Investments, Inc.*	104,400	1,178,676
		4,135,059
AUTO PARTS & EQUIPMENT—1.5%
American Axle & Manufacturing Holdings, Inc.*	123,600	2,181,540
Tenneco, Inc.*	26,100	1,562,607
		3,744,147
AUTOMOTIVE RETAIL—0.8%
Monro Muffler Brake, Inc.	35,600	2,007,840

BIOTECHNOLOGY—7.5%
ACADIA Pharmaceuticals, Inc.*	50,700	1,020,591
Aegerion Pharmaceuticals, Inc.*	17,500	774,550
Alnylam Pharmaceuticals, Inc.*	11,000	544,830
Bluebird Bio, Inc.*	30,900	611,820
Celldex Therapeutics, Inc.*	62,700	940,500
Cepheid, Inc.*	50,300	2,187,044
Cubist Pharmaceuticals, Inc.*	37,000	2,592,220

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Foundation Medicine, Inc.*	26,200	$763,992
Intercept Pharmaceuticals, Inc.*	4,900	1,294,188
Ironwood Pharmaceuticals, Inc.*	145,400	1,602,308
Isis Pharmaceuticals, Inc.*	18,200	484,302
Neuralstem, Inc.*	155,900	561,240
Neurocrine Biosciences, Inc.*	62,300	873,446
Orexigen Therapeutics, Inc.*	216,150	1,214,763
Portola Pharmaceuticals, Inc.*	54,400	1,276,224
Puma Biotechnology, Inc.*	12,500	944,250
Synageva BioPharma Corp.*	16,100	1,390,557
		19,076,825
BROADCASTING—0.9%
Cumulus Media, Inc., Cl. A*	376,100	2,410,801

BUILDING PRODUCTS—1.8%
AO Smith Corp.	50,700	2,370,732
NCI Building Systems, Inc.*	139,400	2,180,216
		4,550,948
COMMODITY CHEMICALS—1.1%
Calgon Carbon Corp.*	133,700	2,678,011

COMMUNICATIONS EQUIPMENT—2.8%
Applied Optoelectronics, Inc.*	41,000	922,500
ARRIS Group, Inc.*	107,400	2,802,066
Ciena Corp.*	80,800	1,597,416
Finisar Corp.*	72,900	1,906,335
		7,228,317
CONSTRUCTION & ENGINEERING—0.3%
Primoris Services Corp.	29,300	819,814

CONSTRUCTION MATERIALS—0.7%
Eagle Materials, Inc.	22,500	1,874,925

CONSUMER FINANCE—0.7%
Portfolio Recovery Associates, Inc.*	32,400	1,851,660

DATA PROCESSING & OUTSOURCED SERVICES—2.1%
MAXIMUS, Inc.	67,500	2,873,475
WEX, Inc.*	25,375	2,435,239
		5,308,714
DRUG RETAIL—1.1%
Rite Aid Corp.*	388,400	2,835,320

EDUCATION SERVICES—1.0%
Grand Canyon Education, Inc.*	60,500	2,608,760

ELECTRICAL COMPONENTS & EQUIPMENT—1.1%
Acuity Brands, Inc.	19,600	2,441,572
Plug Power, Inc.*	82,100	381,765
		2,823,337

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ELECTRONIC COMPONENTS—0.8%
Belden, Inc.	27,500	$2,029,775

ELECTRONIC EQUIPMENT MANUFACTURERS—2.4%
Cognex Corp.*	44,600	1,535,578
Control4 Corp.*	44,700	789,402
FEI Co.	21,300	1,693,776
OSI Systems, Inc.*	38,450	2,145,895
		6,164,651
FOOD DISTRIBUTORS—0.9%
United Natural Foods, Inc.*	34,100	2,353,923

FOREST PRODUCTS—0.8%
Louisiana-Pacific Corp.*	129,900	2,129,061

HEALTH CARE EQUIPMENT—2.8%
Insulet Corp.*	69,800	2,626,574
Thoratec Corp.*	49,478	1,621,889
Wright Medical Group, Inc.*	103,700	2,836,195
		7,084,658
HEALTH CARE FACILITIES—2.1%
Acadia Healthcare Co., Inc.*	48,100	2,021,162
Healthsouth Corp.	92,900	3,218,056
		5,239,218
HEALTH CARE SERVICES—1.0%
Team Health Holdings, Inc.*	51,400	2,491,872

HEALTH CARE SUPPLIES—1.8%
Align Technology, Inc.*	55,800	2,811,762
Endologix, Inc.*	114,700	1,454,396
TearLab Corp.*	70,650	305,208
		4,571,366
HEALTH CARE TECHNOLOGY—1.4%
athenahealth, Inc.*	15,300	1,891,692
HMS Holdings Corp.*	97,050	1,569,299
		3,460,991
HOME IMPROVEMENT RETAIL—0.5%
Lumber Liquidators Holdings, Inc.*	14,200	1,237,672

HOMEBUILDING—0.7%
Taylor Morrison Home Corp., Cl. A*	80,450	1,706,345

HUMAN RESOURCE & EMPLOYMENT SERVICES—1.2%
On Assignment, Inc.*	86,500	3,027,500

INDUSTRIAL MACHINERY—4.7%
Actuant Corp., Cl. A	60,240	2,039,726
Middleby Corp.*	10,050	2,537,424
RBC Bearings, Inc.*	31,850	1,982,981
Rexnord Corp.*	61,900	1,655,206
The ExOne Co.*	32,950	1,138,093

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INDUSTRIAL MACHINERY—(CONT.)
Watts Water Technologies, Inc.	48,050	$2,556,260
		11,909,690
INSURANCE BROKERS—0.5%
eHealth, Inc.*	30,600	1,281,834

INTERNET SOFTWARE & SERVICES—4.4%
Care.com, Inc.*	38,600	472,850
Cornerstone OnDemand, Inc.*	29,900	1,099,124
DealerTrack Holdings, Inc.*	48,750	2,227,387
Demandware, Inc.*	22,100	1,096,823
OpenTable, Inc.*	24,250	1,628,630
SPS Commerce, Inc.*	25,400	1,315,720
Trulia, Inc.*	57,400	1,951,600
Vistaprint NV*	33,400	1,318,298
		11,110,432
IT CONSULTING & OTHER SERVICES—0.5%
InterXion Holding NV*	52,800	1,364,880

LEISURE FACILITIES—1.6%
Life Time Fitness, Inc.*	27,325	1,311,600
Six Flags Entertainment Corp.	71,050	2,851,947
		4,163,547
LEISURE PRODUCTS—1.0%
Brunswick Corp.	64,511	2,592,697

LIFE SCIENCES TOOLS & SERVICES—1.7%
Charles River Laboratories International, Inc.*	42,600	2,288,472
ICON PLC.#*	53,400	2,070,318
		4,358,790
MANAGED HEALTH CARE—1.1%
Molina Healthcare, Inc.*	74,400	2,782,560

METALS & MINING—0.3%
US Silica Holdings, Inc.	19,500	880,815

MOVIES & ENTERTAINMENT—0.8%
Lions Gate Entertainment Corp.	74,250	1,969,852

OFFICE SERVICES & SUPPLIES—0.5%
Herman Miller, Inc.	42,600	1,313,358

OIL & GAS EQUIPMENT & SERVICES—1.2%
Bristow Group, Inc.	26,100	2,004,480
Hornbeck Offshore Services, Inc.*	27,800	1,151,754
		3,156,234
OIL & GAS EXPLORATION & PRODUCTION—4.7%
Approach Resources, Inc.*	87,700	1,819,775
Delek US Holdings, Inc.	24,600	786,954
Kodiak Oil & Gas Corp.*	145,400	1,848,034
Northern Oil and Gas, Inc.*	201,300	3,106,059

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—(CONT.)
PDC Energy, Inc.*	34,000	$2,164,780
Rosetta Resources, Inc.*	47,350	2,241,549
		11,967,151
PACKAGED FOODS & MEATS—2.0%
B&G Foods, Inc.	77,200	2,532,160
Hain Celestial Group, Inc.*	31,220	2,685,544
		5,217,704
PAPER PACKAGING—0.7%
Graphic Packaging Holding Co.*	179,700	1,843,722

PAPER PRODUCTS—0.5%
KapStone Paper and Packaging Corp.*	46,500	1,226,670

PHARMACEUTICALS—2.2%
AcelRx Pharmaceuticals, Inc.*	77,400	837,468
Aratana Therapeutics, Inc.*	38,500	530,530
Auxilium Pharmaceuticals, Inc.*	60,200	1,355,102
Horizon Pharma, Inc.*	95,400	1,352,772
Questcor Pharmaceuticals, Inc.	19,000	1,561,420
		5,637,292
REAL ESTATE SERVICES—0.7%
Jones Lang LaSalle, Inc.	14,650	1,697,789

REGIONAL BANKS—0.7%
ViewPoint Financial Group, Inc.	66,500	1,733,655

RESEARCH & CONSULTING SERVICES—1.6%
CoStar Group, Inc.*	11,800	1,898,502
The Advisory Board Co.*	37,300	2,135,798
		4,034,300
RESTAURANTS—2.0%
Fiesta Restaurant Group, Inc.*	53,000	1,940,330
Papa John’s International, Inc.	46,799	2,052,604
Popeyes Louisiana Kitchen, Inc.*	30,400	1,158,240
		5,151,174
SEMICONDUCTOR EQUIPMENT—0.8%
SunEdison, Inc.*	112,200	2,157,606

SEMICONDUCTORS—4.2%
Applied Micro Circuits Corporation*	129,204	1,254,571
Cypress Semiconductor Corp.	192,400	1,822,028
Intersil Corp.	121,200	1,495,608
Microsemi Corp.*	115,797	2,723,545
RF Micro Devices, Inc.*	196,400	1,657,616
Semtech Corp.*	73,000	1,750,540
		10,703,908
SPECIALIZED CONSUMER SERVICES—1.0%
LifeLock, Inc.*	45,400	712,780

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALIZED CONSUMER SERVICES—(CONT.)
Sotheby’s	40,600	$1,707,636
		2,420,416
SPECIALTY CHEMICALS—2.9%
Chemtura Corp.*	116,200	2,591,260
Cytec Industries, Inc.	18,300	1,744,356
PolyOne Corp.	80,100	3,001,347
		7,336,963
SPECIALTY STORES—0.7%
Five Below, Inc.*	43,600	1,757,516

SYSTEMS SOFTWARE—1.6%
CommVault Systems, Inc.*	29,100	1,408,440
FleetMatics Group PLC.*	59,500	1,786,785
Proofpoint, Inc.*	39,600	1,007,424
		4,202,649
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—0.2%
Nimble Storage, Inc.*	19,400	478,210

THRIFTS & MORTGAGE FINANCE—0.3%
MGIC Investment Corp.*	95,050	817,430

TRADING COMPANIES & DISTRIBUTORS—1.6%
Beacon Roofing Supply, Inc.*	66,800	2,376,744
H&E Equipment Services, Inc.*	44,800	1,727,040
		4,103,784
TRUCKING—1.1%
Swift Transportation Co.*	117,600	2,828,280

TOTAL COMMON STOCKS (Cost $230,316,557)		255,779,800

RIGHTS—%
BIOTECHNOLOGY—%
Neuralstem, Inc., 1/8/2019*(L2)	77,950	—
(Cost $0)		—

MASTER LIMITED PARTNERSHIP—0.4%
ASSET MANAGEMENT & CUSTODY BANKS—0.4%
Fortress Investment Group LLC, Cl. A	153,500	1,097,525
(Cost $1,228,585)		1,097,525

REAL ESTATE INVESTMENT TRUST—2.5%
HEALTH CARE—0.5%
Healthcare Realty Trust, Inc.	52,700	1,325,405

OFFICE—1.0%
Dupont Fabros Technology, Inc.	103,800	2,515,074

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—(CONT.)
SPECIALIZED—1.0%
Sovran Self Storage, Inc.	34,400	$2,610,960

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $6,472,532)		6,451,439

Total Investments (Cost $238,017,674)(a)	103.1%	263,328,764
Liabilities in Excess of Other Assets	(3.1)%	(8,011,196)
NET ASSETS	100.0%	$255,317,568

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
#	American Depositary Receipts.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(a)

At April 30, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $238,900,276, amounted to $24,428,488 which consisted of aggregate gross unrealized appreciation of $37,755,789 and aggregate gross unrealized depreciation of $13,327,301.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER GROWTH OPPORTUNITIES FUND

Schedule of Investments‡ April 30, 2014 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—94.7%
ADVERTISING—0.8%
Lamar Advertising Co., Cl. A*	2,700	$134,784

AEROSPACE & DEFENSE—2.4%
B/E Aerospace, Inc.*	1,630	143,065
Esterline Technologies Corp.*	800	87,216
Hexcel Corp.*	3,795	158,214
		388,495
AIRLINES—1.4%
Alaska Air Group, Inc.	1,580	148,646
Copa Holdings SA, Cl. A	595	80,492
		229,138
APPAREL ACCESSORIES & LUXURY GOODS—1.7%
Kate Spade & Co.*	3,745	130,213
Lululemon Athletica, Inc.*	1,405	64,532
Quiksilver, Inc.*	11,095	71,230
		265,975
APPAREL RETAIL—0.7%
DSW, Inc., Cl. A	3,425	114,361

APPLICATION SOFTWARE—1.9%
Aspen Technology, Inc.*	3,675	157,988
Synchronoss Technologies, Inc.*	3,630	110,497
Ultimate Software Group, Inc.*	350	41,871
		310,356
ASSET MANAGEMENT & CUSTODY BANKS—1.5%
Financial Engines, Inc.	1,385	61,286
Waddell & Reed Financial, Inc., Cl. A	1,675	112,979
WisdomTree Investments, Inc.*	5,645	63,732
		237,997
AUTO PARTS & EQUIPMENT—2.5%
American Axle & Manufacturing Holdings, Inc.*	8,095	142,877
Tenneco, Inc.*	1,470	88,009
WABCO Holdings, Inc.*	1,540	164,795
		395,681
BIOTECHNOLOGY—5.9%
Aegerion Pharmaceuticals, Inc.*	965	42,711
Alkermes PLC.*	2,350	108,711
Arrowhead Research Corp.*	3,015	32,863
Celldex Therapeutics, Inc.*	3,175	47,625
Cepheid, Inc.*	1,310	56,959
Clovis Oncology, Inc.*	605	32,712
Cubist Pharmaceuticals, Inc.*	1,455	101,937
Foundation Medicine, Inc.*	1,400	40,824
Incyte Corp., Ltd.*	885	42,976
Intercept Pharmaceuticals, Inc.*	265	69,992

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Ironwood Pharmaceuticals, Inc.*	7,805	$86,011
Neurocrine Biosciences, Inc.*	3,025	42,411
Pharmacyclics, Inc.*	1,105	104,511
Portola Pharmaceuticals, Inc.*	3,140	73,664
Puma Biotechnology, Inc.*	695	52,500
		936,407
BROADCASTING—0.6%
Cumulus Media, Inc., Cl. A*	15,540	99,611

BUILDING PRODUCTS—2.5%
AO Smith Corp.	3,075	143,787
Lennox International, Inc.	1,775	148,798
NCI Building Systems, Inc.*	7,135	111,592
		404,177
COMMUNICATIONS EQUIPMENT—3.3%
Applied Optoelectronics, Inc.*	2,015	45,337
ARRIS Group, Inc.*	6,185	161,367
CommScope Holding Co., Inc.*	5,925	158,079
Finisar Corp.*	3,520	92,048
JDS Uniphase Corp.*	5,030	63,730
		520,561
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.0%
Oshkosh Corp.	2,765	153,485

CONSTRUCTION MATERIALS—0.7%
Eagle Materials, Inc.	1,250	104,163

DATA PROCESSING & OUTSOURCED SERVICES—2.1%
MAXIMUS, Inc.	3,885	165,384
Total System Services, Inc.	5,280	167,746
		333,130
DISTRIBUTORS—0.9%
LKQ Corp.*	4,930	143,562

DIVERSIFIED BANKS—0.6%
Square 1 Financial, Inc.*	5,000	94,250

DRUG RETAIL—0.9%
Rite Aid Corp.*	19,570	142,861

EDUCATION SERVICES—1.0%
Grand Canyon Education, Inc.*	3,575	154,154

ELECTRICAL COMPONENTS & EQUIPMENT—1.9%
Acuity Brands, Inc.	1,125	140,141
Hubbell, Inc., Cl. B	1,205	141,853
Plug Power, Inc.*	4,875	22,669
		304,663
ELECTRONIC COMPONENTS—0.6%
Belden, Inc.	1,310	96,691

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ELECTRONIC EQUIPMENT MANUFACTURERS—1.6%
Control4 Corp.*	2,260	$39,912
FEI Co.	1,215	96,617
OSI Systems, Inc.*	2,115	118,038
		254,567
ENVIRONMENTAL & FACILITIES SERVICES—0.9%
Waste Connections, Inc.	3,315	148,048

FOOD DISTRIBUTORS—0.9%
United Natural Foods, Inc.*	2,095	144,618

FOREST PRODUCTS—0.6%
Louisiana-Pacific Corp.*	6,270	102,765

HEALTH CARE EQUIPMENT—2.3%
HeartWare International, Inc.*	935	79,438
Insulet Corp.*	3,775	142,053
Wright Medical Group, Inc.*	5,275	144,271
		365,762
HEALTH CARE FACILITIES—1.8%
Acadia Healthcare Co., Inc.*	3,520	147,910
Tenet Healthcare Corporation*	3,260	146,961
		294,871
HEALTH CARE SUPPLIES—1.2%
Align Technology, Inc.*	3,265	164,523
TearLab Corp.*	5,040	21,773
		186,296
HEALTH CARE TECHNOLOGY—1.0%
athenahealth, Inc.*	810	100,148
HMS Holdings Corp.*	3,850	62,255
		162,403
HOMEBUILDING—0.6%
Taylor Morrison Home Corp., Cl. A*	4,830	102,444

HOUSEWARES & SPECIALTIES—1.0%
Jarden Corp.*	2,922	166,992

HUMAN RESOURCE & EMPLOYMENT SERVICES—1.1%
On Assignment, Inc.*	4,780	167,300

INDUSTRIAL MACHINERY—3.1%
Actuant Corp., Cl. A	2,520	85,327
Nordson Corp.	1,380	102,603
RBC Bearings, Inc.*	1,340	83,429
The ExOne Co.*	1,885	65,108
Watts Water Technologies, Inc.	2,845	151,354
		487,821
INTERNET SOFTWARE & SERVICES—2.7%
Care.com, Inc.*	2,375	29,094
Cornerstone OnDemand, Inc.*	1,735	63,779

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET SOFTWARE & SERVICES—(CONT.)
DealerTrack Holdings, Inc.*	2,695	$123,134
Demandware, Inc.*	1,375	68,241
SPS Commerce, Inc.*	1,320	68,376
Trulia, Inc.*	2,490	84,660
		437,284
IT CONSULTING & OTHER SERVICES—0.6%
Gartner, Inc.*	1,380	95,137

LEISURE FACILITIES—1.0%
Six Flags Entertainment Corp.	4,035	161,965

LEISURE PRODUCTS—1.1%
Brunswick Corp.	2,080	83,595
Polaris Industries, Inc.	670	90,001
		173,596
LIFE SCIENCES TOOLS & SERVICES—0.7%
Charles River Laboratories International, Inc.*	2,170	116,572

MANAGED HEALTH CARE—1.6%
Molina Healthcare, Inc.*	4,010	149,974
WellCare Health Plans, Inc.*	1,500	101,205
		251,179
METAL & GLASS CONTAINERS—0.9%
Crown Holdings, Inc.*	3,110	146,699

METALS & MINING—0.4%
US Silica Holdings, Inc.	1,560	70,465

OIL & GAS EQUIPMENT & SERVICES—1.6%
Bristow Group, Inc.	1,425	109,440
Hornbeck Offshore Services, Inc.*	1,490	61,731
Oceaneering International, Inc.	1,255	91,966
		263,137
OIL & GAS EXPLORATION & PRODUCTION—3.9%
Denbury Resources, Inc.	7,645	128,589
Kodiak Oil & Gas Corp.*	9,735	123,732
Northern Oil and Gas, Inc.*	5,345	82,473
Rosetta Resources, Inc.*	2,420	114,563
Whiting Petroleum Corp.*	2,460	181,351
		630,708
OIL & GAS STORAGE & TRANSPORTATION—0.5%
Cheniere Energy, Inc.*	1,425	80,441

PACKAGED FOODS & MEATS—2.3%
Annie’s, Inc.*	2,295	74,610
B&G Foods, Inc.	4,365	143,172
Hain Celestial Group, Inc.*	1,685	144,944
		362,726

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PAPER PACKAGING—0.7%
Packaging Corp., of America	1,590	$105,942

PAPER PRODUCTS—0.4%
KapStone Paper and Packaging Corp.*	2,470	65,159

PHARMACEUTICALS—2.1%
Aratana Therapeutics, Inc.*	2,670	36,793
Auxilium Pharmaceuticals, Inc.*	2,885	64,941
Horizon Pharma, Inc.*	4,205	59,627
Jazz Pharmaceuticals PLC.*	950	128,155
Questcor Pharmaceuticals, Inc.	610	50,130
		339,646
RAILROADS—0.7%
Genesee & Wyoming, Inc., Cl. A*	1,100	108,911

REAL ESTATE SERVICES—0.7%
Jones Lang LaSalle, Inc.	945	109,516

REGIONAL BANKS—0.9%
Signature Bank*	1,210	143,772

RESTAURANTS—2.4%
Dunkin’ Brands Group, Inc.	2,595	118,098
Papa John’s International, Inc.	1,735	76,097
Popeyes Louisiana Kitchen, Inc.*	2,100	80,010
Red Robin Gourmet Burgers, Inc.*	1,665	113,187
		387,392
SEMICONDUCTOR EQUIPMENT—1.7%
Lam Research Corp.*	2,493	143,622
SunEdison, Inc.*	6,620	127,302
		270,924
SEMICONDUCTORS—2.1%
Cree, Inc.*	715	33,727
Microsemi Corp.*	7,175	168,756
ON Semiconductor Corp.*	9,325	87,748
RF Micro Devices, Inc.*	5,905	49,838
		340,069
SPECIALIZED CONSUMER SERVICES—1.5%
LifeLock, Inc.*	3,015	47,336
Service Corp. International	6,075	114,028
Sotheby’s	2,005	84,330
		245,694
SPECIALIZED FINANCE—0.9%
CBOE Holdings, Inc.	2,710	144,606

SPECIALTY CHEMICALS—3.8%
Chemtura Corp.*	5,805	129,452
PolyOne Corp.	4,005	150,067
Rockwood Holdings, Inc.	2,320	164,836

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALTY CHEMICALS—(CONT.)
Senomyx, Inc.*	3,795	$31,081
The Valspar Corp.	1,855	135,489
		610,925
SPECIALTY STORES—3.3%
Dick’s Sporting Goods, Inc.	2,080	109,533
Five Below, Inc.*	2,490	100,372
Signet Jewelers Ltd.	1,750	177,310
Ulta Salon, Cosmetics & Fragrance, Inc.*	1,670	146,475
		533,690
SYSTEMS SOFTWARE—1.7%
CommVault Systems, Inc.*	1,260	60,984
FleetMatics Group PLC.*	3,620	108,709
ServiceNow, Inc.*	1,020	50,714
Tableau Software, Inc., Cl. A*	815	45,045
		265,452
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—1.2%
NCR Corp.*	4,070	124,176
Nimble Storage, Inc.*	1,570	38,701
Stratasys Ltd.*	350	33,904
		196,781
TRADING COMPANIES & DISTRIBUTORS—1.6%
Beacon Roofing Supply, Inc.*	3,195	113,678
United Rentals, Inc.*	1,430	134,177
		247,855
TRUCKING—0.7%
Swift Transportation Co.*	4,630	111,352

TOTAL COMMON STOCKS (Cost $13,038,507)		15,165,984

PREFERRED STOCKS—0.2%
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc.*(L2)	759	24,584
(Cost $24,584)		24,584

MASTER LIMITED PARTNERSHIP—0.3%
ASSET MANAGEMENT & CUSTODY BANKS—0.3%
Och-Ziff Capital Management Group LLC, Cl. A	3,700	44,363
(Cost $35,621)		44,363

REAL ESTATE INVESTMENT TRUST—2.0%
HEALTH CARE—0.5%
Omega Healthcare Investors, Inc.	2,255	78,429

RETAIL—0.8%
Tanger Factory Outlet Centers, Inc.	3,635	129,697

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—(CONT.)
SPECIALIZED—0.7%
Sovran Self Storage, Inc.	1,585	$120,301

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $317,928)		328,427

Total Investments (Cost $13,416,640)(a)	97.2%	15,563,358
Other Assets in Excess of Liabilities	2.8%	443,791
NET ASSETS	100.0%	$16,007,149

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(a)

At April 30, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $13,419,527, amounted to $2,143,831 which consisted of aggregate gross unrealized appreciation of $2,794,242 and aggregate gross unrealized depreciation of $650,411.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER HEALTH SCIENCES FUND

Schedule of Investments‡ April 30, 2014 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—100.9%
BIOTECHNOLOGY—30.1%
ACADIA Pharmaceuticals, Inc.*	19,200	$386,496
Aegerion Pharmaceuticals, Inc.*	43,000	1,903,180
Alexion Pharmaceuticals, Inc.*	10,300	1,629,460
Amgen, Inc.	16,950	1,894,162
Arrowhead Research Corp.*	37,600	409,840
Biogen Idec, Inc.*	29,050	8,340,836
BioMarin Pharmaceutical, Inc.*	15,650	911,300
Bluebird Bio, Inc.*	19,600	388,080
Celgene Corp.*	38,800	5,703,988
Celldex Therapeutics, Inc.*	39,650	594,750
Cepheid, Inc.*	13,100	569,588
Foundation Medicine, Inc.*	12,050	351,378
Gilead Sciences, Inc.*	175,550	13,778,920
Idenix Pharmaceuticals, Inc.*	94,700	521,797
Incyte Corp., Ltd.*	15,000	728,400
Intercept Pharmaceuticals, Inc.*	2,950	779,154
Ironwood Pharmaceuticals, Inc.*	260,300	2,868,506
Neuralstem, Inc.*	517,250	1,862,100
Neurocrine Biosciences, Inc.*	37,350	523,647
Pharmacyclics, Inc.*	54,400	5,145,152
Portola Pharmaceuticals, Inc.*	57,800	1,355,988
Puma Biotechnology, Inc.*	10,600	800,724
Synageva BioPharma Corp.*	9,200	794,604
Vertex Pharmaceuticals, Inc.*	71,900	4,867,630
		57,109,680
DRUG RETAIL—4.7%
CVS Caremark Corp.	38,200	2,777,904
Rite Aid Corp.*	133,750	976,375
Walgreen Co.	75,350	5,116,265
		8,870,544
HEALTH CARE EQUIPMENT—9.6%
ABIOMED, Inc.*	37,250	882,452
Covidien PLC.	54,150	3,858,187
DBV Technologies SA*	70,000	1,444,960
Insulet Corp.*	50,860	1,913,862
St. Jude Medical, Inc.	83,000	5,268,010
Thoratec Corp.*	22,400	734,272
Wright Medical Group, Inc.*	83,371	2,280,197
Zimmer Holdings, Inc.	20,000	1,936,000
		18,317,940
HEALTH CARE FACILITIES—12.6%
Acadia Healthcare Co., Inc.*	43,500	1,827,870
HCA Holdings, Inc.*	268,650	13,969,800

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—(CONT.)
Healthsouth Corp.	46,100	$1,596,904
Tenet Healthcare Corporation*	123,150	5,551,602
Universal Health Services, Inc., Cl. B	11,250	920,137
		23,866,313
HEALTH CARE SUPPLIES—2.1%
Align Technology, Inc.*	46,950	2,365,811
Endologix, Inc.*	51,900	658,092
TearLab Corp.*	219,750	949,320
		3,973,223
HEALTH CARE TECHNOLOGY—1.5%
athenahealth, Inc.*	14,100	1,743,324
HMS Holdings Corp.*	69,000	1,115,730
		2,859,054
LIFE SCIENCES TOOLS & SERVICES—1.9%
Thermo Fisher Scientific, Inc.	32,400	3,693,600

MANAGED HEALTH CARE—11.9%
Aetna, Inc.	105,650	7,548,692
Cigna Corp.	116,400	9,316,656
Molina Healthcare, Inc.*	73,100	2,733,940
WellCare Health Plans, Inc.*	44,250	2,985,548
		22,584,836
PHARMACEUTICALS—26.5%
AbbVie, Inc.	116,500	6,067,320
AcelRx Pharmaceuticals, Inc.*	37,100	401,422
Actavis PLC.*	50,650	10,349,314
Aratana Therapeutics, Inc.*	26,250	361,725
Auxilium Pharmaceuticals, Inc.*	35,950	809,235
Eli Lilly & Co.	63,377	3,745,581
Emmaus Life Sciences, Inc.*(L3)	320,000	800,000
Forest Laboratories, Inc.*	42,550	3,910,771
Horizon Pharma, Inc.*	178,600	2,532,548
Jazz Pharmaceuticals PLC.*	14,800	1,996,520
Merck & Co., Inc.	128,500	7,524,960
Perrigo Co., PLC.	6,350	919,861
Roche Holding AG	17,150	5,026,640
Sanofi	24,550	2,657,126
Valeant Pharmaceuticals International, Inc.*	23,154	3,095,921
		50,198,944
TOTAL COMMON STOCKS (Cost $171,417,872)		191,474,134

	SHARES	VALUE
PREFERRED STOCKS—0.2%
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc.*(L2)	8,965	$290,376
(Cost $290,376)		290,376

RIGHTS—%
BIOTECHNOLOGY—%
Neuralstem, Inc., 1/8/2019*(L2)	344,125	—

PHARMACEUTICALS—%
Emmaus Life Sciences, Inc., 9/11/2018*(L3)	320,000	—

TOTAL RIGHTS (Cost $0)		—

Total Investments (Cost $171,708,248)(a)	101.1%	191,764,510
Liabilities in Excess of Other Assets	(1.1)%	(2,077,709)
NET ASSETS	100.0%	$189,686,801

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(a)

At April 30, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $172,059,179, amounted to $19,705,331 which consisted of aggregate gross unrealized appreciation of $26,181,964 and aggregate gross unrealized depreciation of $6,476,633.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER GROWTH & INCOME FUND

Schedule of Investments‡ April 30, 2014 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—93.8%
ADVERTISING—0.5%
Choicestream, Inc.*(L3)	5,064	$4,051
Lamar Advertising Co., Cl. A*	9,700	484,224
		488,275
AEROSPACE & DEFENSE—3.9%
General Dynamics Corp.	7,200	788,040
Honeywell International, Inc.	16,600	1,542,140
The Boeing Co.	11,520	1,486,310
		3,816,490
AIR FREIGHT & LOGISTICS—0.7%
United Parcel Service, Inc., Cl. B	7,300	719,050

AIRLINES—0.7%
Copa Holdings SA, Cl. A	4,800	649,344

APPAREL RETAIL—0.5%
L Brands, Inc.	8,800	476,960

ASSET MANAGEMENT & CUSTODY BANKS—2.2%
Ameriprise Financial, Inc.	7,700	859,551
BlackRock, Inc.	4,400	1,324,400
		2,183,951
AUTO PARTS & EQUIPMENT—1.5%
Delphi Automotive PLC.	16,000	1,069,440
Johnson Controls, Inc.	9,700	437,858
		1,507,298
AUTOMOBILE MANUFACTURERS—0.5%
General Motors Co.	15,300	527,544

BIOTECHNOLOGY—0.8%
Amgen, Inc.	7,200	804,600

CABLE & SATELLITE—1.9%
Comcast Corporation, Cl. A	25,500	1,319,880
Time Warner Cable, Inc.	4,100	579,986
		1,899,866
CASINOS & GAMING—0.9%
Las Vegas Sands Corp.	11,800	933,734

COMMUNICATIONS EQUIPMENT—2.5%
Cisco Systems, Inc.	50,700	1,171,677
QUALCOMM, Inc.	16,100	1,267,231
		2,438,908
CONSUMER FINANCE—0.7%
Discover Financial Services	11,800	659,620

DATA PROCESSING & OUTSOURCED SERVICES—0.7%
Xerox Corp.	59,400	718,146

DIVERSIFIED BANKS—4.3%
JPMorgan Chase & Co.	38,661	2,164,243

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DIVERSIFIED BANKS—(CONT.)
Wells Fargo & Co.	40,900	$2,030,276
		4,194,519
DIVERSIFIED CHEMICALS—0.8%
The Dow Chemical Co.	15,300	763,470

DRUG RETAIL—1.3%
CVS Caremark Corp.	17,400	1,265,328

ELECTRIC UTILITIES—1.0%
The Southern Co.	20,600	944,098

ELECTRICAL COMPONENTS & EQUIPMENT—1.5%
Eaton Corp., PLC.	13,300	966,112
Rockwell Automation, Inc.	4,200	500,556
		1,466,668
FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
Potash Corporation of Saskatchewan, Inc.	13,800	499,008

GENERAL MERCHANDISE STORES—1.0%
Target Corp.	16,500	1,018,875

HEALTH CARE EQUIPMENT—0.8%
St. Jude Medical, Inc.	11,800	748,946

HOME IMPROVEMENT RETAIL—1.8%
The Home Depot, Inc.	21,800	1,733,318

HOUSEHOLD PRODUCTS—1.5%
The Procter & Gamble Co.	18,525	1,529,239

HYPERMARKETS & SUPER CENTERS—1.2%
Wal-Mart Stores, Inc.	14,500	1,155,795

INDUSTRIAL CONGLOMERATES—2.5%
General Electric Co.	90,200	2,425,478

INTEGRATED OIL & GAS—6.0%
Exxon Mobil Corp.	33,000	3,379,530
Royal Dutch Shell PLC.#	31,900	2,511,806
		5,891,336
INTEGRATED TELECOMMUNICATION SERVICES—3.2%
AT&T, Inc.	30,300	1,081,710
Verizon Communications, Inc.	44,129	2,062,148
		3,143,858
INTERNET SOFTWARE & SERVICES—2.2%
Google, Inc., Cl. A*	2,005	1,072,435
Google, Inc., Cl. C*	2,005	1,055,953
		2,128,388
INVESTMENT BANKING & BROKERAGE—1.6%
Morgan Stanley	51,500	1,592,895

IT CONSULTING & OTHER SERVICES—2.7%
Accenture Ltd.	12,900	1,034,838

	SHARES	VALUE
COMMON STOCKS—(CONT.)
IT CONSULTING & OTHER SERVICES—(CONT.)
International Business Machines Corp.	8,500	$1,669,995
		2,704,833
LEISURE FACILITIES—0.9%
Six Flags Entertainment Corp.	21,500	863,010

LIFE & HEALTH INSURANCE—0.5%
Prudential Financial, Inc.	5,900	476,012

MANAGED HEALTH CARE—1.2%
Aetna, Inc.	16,300	1,164,635

MOVIES & ENTERTAINMENT—0.5%
Viacom, Inc., Cl. B	5,800	492,884

OIL & GAS EQUIPMENT & SERVICES—1.2%
Halliburton Company	18,500	1,166,795

OIL & GAS EXPLORATION & PRODUCTION—2.1%
ConocoPhillips	20,300	1,508,493
Denbury Resources, Inc.	32,200	541,604
		2,050,097
OIL & GAS REFINING & MARKETING—0.7%
HollyFrontier Corp.	12,800	673,152

OIL, GAS & CONSUMABLE FUELS—0.5%
The Williams Cos., Inc.	12,000	506,040

PACKAGED FOODS & MEATS—0.5%
Kraft Foods Group, Inc.	9,000	511,740

PHARMACEUTICALS—8.8%
AbbVie, Inc.	19,900	1,036,392
Eli Lilly & Co.	20,300	1,199,730
Johnson & Johnson	22,900	2,319,541
Merck & Co., Inc.	26,000	1,522,560
Pfizer, Inc.	56,799	1,776,673
Roche Holding AG#	23,800	872,270
		8,727,166
RAILROADS—1.5%
CSX Corp.	54,000	1,523,880

REGIONAL BANKS—0.5%
Regions Financial Corp.	47,300	479,622

RESTAURANTS—1.9%
Darden Restaurants, Inc.	10,300	512,013
McDonald’s Corp.	13,600	1,378,768
		1,890,781
SECURITY & ALARM SERVICES—1.1%
Tyco International Ltd.	26,400	1,079,760

SEMICONDUCTOR EQUIPMENT—0.7%
Kla-Tencor Corp.	11,100	710,289

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTORS—1.9%
Avago Technologies Ltd.	8,700	$552,450
Intel Corp.	49,300	1,315,817
		1,868,267
SOFT DRINKS—3.8%
PepsiCo, Inc.	23,900	2,052,771
The Coca-Cola Co.	41,700	1,700,943
		3,753,714
SPECIALIZED FINANCE—1.3%
CME Group, Inc.	17,950	1,263,500

SPECIALTY CHEMICALS—1.1%
Rockwood Holdings, Inc.	15,400	1,094,170

SPECIALTY STORES—0.5%
Tiffany & Co.	6,200	542,438

SYSTEMS SOFTWARE—2.3%
Microsoft Corp.	57,000	2,302,800

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.3%
Apple, Inc.	7,165	4,227,995
Seagate Technology PLC.	18,300	962,214
		5,190,209
TOBACCO—3.1%
Altria Group, Inc.	38,215	1,532,804
Lorillard, Inc.	9,500	564,490
Philip Morris International, Inc.	11,815	1,009,355
		3,106,649
TOTAL COMMON STOCKS (Cost $70,649,585)		92,467,448

PREFERRED STOCKS—0.0%
ADVERTISING—0.0%
Choicestream, Inc.*(L3)	43,672	34,938
(Cost $34,924)		34,938

MASTER LIMITED PARTNERSHIP—2.1%
ASSET MANAGEMENT & CUSTODY BANKS—1.2%
Blackstone Group LP.	41,000	1,210,730

INVESTMENT BANKING & BROKERAGE—0.9%
Apollo Global Management LLC.	31,800	862,734

TOTAL MASTER LIMITED PARTNERSHIP (Cost $1,692,948)		2,073,464

REAL ESTATE INVESTMENT TRUST—2.5%
NOT A REIT OR REIT NEEDS ADDED—0.9%
Health Care REIT, Inc.	13,300	839,097

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—(CONT.)
RETAIL—0.9%
Simon Property Group, Inc.	5,200	$900,640

SPECIALIZED—0.7%
Plum Creek Timber Co., Inc.	15,900	693,240

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $2,191,997)		2,432,977

Total Investments (Cost $74,569,454)(a)	98.4%	97,008,827
Other Assets in Excess of Liabilities	1.6%	1,583,415
NET ASSETS	100.0%	$98,592,242

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.
*	Non-income producing security.
#	American Depositary Receipts.
(a)

At April 30, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $74,470,912, amounted to $22,537,915 which consisted of aggregate gross unrealized appreciation of $22,691,709 and aggregate gross unrealized depreciation of $153,794.

See Notes to Financial Statements.

THE ALGER FUNDS

Statement of Assets and Liabilities April 30, 2014 (Unaudited)

	Alger Capital Appreciation Fund	Alger International Growth Fund

ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$1,715,880,322	$226,249,415
Cash and cash equivalents	41,542,984	9,108,990
Foreign cash †	—	182,042
Receivable for investment securities sold	45,931,426	8,614,486
Receivable for shares of beneficial interest sold	2,015,320	265,875
Dividends and interest receivable	1,130,820	867,238
Receivable from Investment Manager	—	1,752
Prepaid expenses	110,094	52,364
Total Assets	1,806,610,966	245,342,162

LIABILITIES:
Payable for investment securities purchased	69,015,265	3,552,045
Payable for shares of beneficial interest redeemed	2,771,106	143,785
Accrued investment advisory fees	1,148,996	139,800
Accrued transfer agent fees	465,777	59,213
Accrued distribution fees	459,541	96,418
Accrued administrative fees	39,009	5,415
Accrued shareholder administrative fees	22,294	3,185
Accrued other expenses	177,070	180,833
Total Liabilities	74,099,058	4,180,694
NET ASSETS	$1,732,511,908	$241,161,468

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	1,334,088,544	247,280,406
Undistributed net investment income (accumulated loss)	(900,895)	(884,841)
Undistributed net realized gain (accumulated realized loss)	167,267,812	(16,464,250)
Net unrealized appreciation on investments	232,056,447	11,230,153
NET ASSETS	$1,732,511,908	$241,161,468

* Identified cost	$1,483,823,431	$215,019,293
† Cost of foreign cash	$—	$181,621

See Notes to Financial Statements.

	Alger Capital Appreciation Fund	Alger International Growth Fund
NET ASSETS BY CLASS:
Class A	$1,282,007,361	$148,655,952
Class B	$31,104,843	$58,900,485
Class C	$209,307,325	$21,019,693
Class I	$—	$3,713,332
Class Z	$210,092,379	$8,872,006

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	61,286,162	9,733,127
Class B	1,720,398	4,372,911
Class C	11,543,346	1,568,806
Class I	—	243,626
Class Z	9,962,204	576,363

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$20.92	$15.27
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$22.08	$16.12
Class B — Net Asset Value Per Share	$18.08	$13.47
Class C — Net Asset Value Per Share	$18.13	$13.40
Class I — Net Asset Value Per Share	$—	$15.24
Class Z — Net Asset Value Per Share	$21.09	$15.39

See Notes to Financial Statements.

	Alger Mid Cap Growth Fund	Alger SMid Cap Growth Fund
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$211,237,273	$1,047,363,535
Cash and cash equivalents	4,170,283	22,956,505
Receivable for investment securities sold	8,892,445	5,345,541
Receivable for shares of beneficial interest sold	43,856	2,608,423
Dividends and interest receivable	49,807	250,122
Prepaid expenses	33,845	95,058
Total Assets	224,427,509	1,078,619,184

LIABILITIES:
Payable for investment securities purchased	6,207,598	3,575,229
Payable for shares of beneficial interest redeemed	187,932	2,251,604
Written options outstanding §	701,660	—
Accrued investment advisory fees	136,753	719,669
Accrued transfer agent fees	85,817	476,949
Accrued distribution fees	90,177	260,832
Accrued administrative fees	4,948	24,580
Accrued shareholder administrative fees	2,969	10,786
Accrued other expenses	133,724	186,074
Total Liabilities	7,551,578	7,505,723
NET ASSETS	$216,875,931	$1,071,113,461

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	266,153,127	810,025,636
Undistributed net investment income (accumulated loss)	(1,735,562)	6,190,829
Undistributed net realized gain (accumulated realized loss)	(64,114,834)	94,240,312
Net unrealized appreciation on investments	16,573,200	160,656,684
NET ASSETS	$216,875,931	$1,071,113,461

* Identified cost	$194,847,918	$886,706,850
§ Written options premiums received	$885,280	$—

See Notes to Financial Statements.

	Alger Mid Cap Growth Fund	Alger SMid Cap Growth Fund
NET ASSETS BY CLASS:
Class A	$144,135,528	$264,597,548
Class B	$47,353,252	$8,118,120
Class C	$25,387,151	$65,802,327
Class I	$—	$691,702,997
Class Z	$—	$40,892,469

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	14,656,143	14,501,009
Class B	5,858,448	500,581
Class C	3,165,840	4,045,219
Class I	—	37,492,630
Class Z	—	2,209,903

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$9.83	$18.25
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$10.38	$19.26
Class B — Net Asset Value Per Share	$8.08	$16.22
Class C — Net Asset Value Per Share	$8.02	$16.27
Class I — Net Asset Value Per Share	$—	$18.45
Class Z — Net Asset Value Per Share	$—	$18.50

See Notes to Financial Statements.

	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$263,328,764	$15,563,358
Cash and cash equivalents	5,031,000	449,493
Receivable for investment securities sold	3,626,540	284,674
Receivable for shares of beneficial interest sold	237,804	26,232
Dividends and interest receivable	19,079	3,582
Receivable from Investment Manager	263	9,402
Prepaid expenses	41,803	47,133
Total Assets	272,285,253	16,383,874

LIABILITIES:
Payable for investment securities purchased	3,406,351	248,466
Payable for shares of beneficial interest redeemed	13,108,410	75,675
Accrued investment advisory fees	184,991	11,486
Accrued transfer agent fees	75,078	4,155
Accrued distribution fees	61,536	4,343
Accrued administrative fees	6,281	372
Accrued shareholder administrative fees	3,401	191
Accrued other expenses	121,637	32,037
Total Liabilities	16,967,685	376,725
NET ASSETS	$255,317,568	$16,007,149

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	211,117,685	13,017,596
Undistributed net investment income	1,696,880	133,655
Undistributed net realized gain	17,191,661	709,181
Net unrealized appreciation on investments	25,311,342	2,146,717
NET ASSETS	$255,317,568	$16,007,149

* Identified cost	$238,017,674	$13,416,640

See Notes to Financial Statements.

	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund
NET ASSETS BY CLASS:
Class A	$159,439,819	$7,621,296
Class B	$11,447,210	$—
Class C	$17,754,524	$2,579,751
Class I	$—	$2,670,125
Class Z	$66,676,015	$3,135,977

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	18,671,726	702,055
Class B	1,577,355	—
Class C	2,494,562	252,958
Class I	—	241,393
Class Z	7,757,454	283,415

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$8.54	$10.86
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$9.01	$11.46
Class B — Net Asset Value Per Share	$7.26	$—
Class C — Net Asset Value Per Share	$7.12	$10.20
Class I — Net Asset Value Per Share	$—	$11.06
Class Z — Net Asset Value Per Share	$8.60	$11.06

See Notes to Financial Statements.

	Alger Health Sciences Fund	Alger Growth & Income Fund
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$191,764,510	$97,008,827
Cash and cash equivalents	840,659	1,591,399
Receivable for investment securities sold	12,528,503	—
Receivable for shares of beneficial interest sold	124,929	17,115
Dividends and interest receivable	104,527	120,972
Receivable from Investment Manager	—	444
Prepaid expenses	32,487	37,132
Total Assets	205,395,615	98,775,889

LIABILITIES:
Payable for investment securities purchased	14,424,797	—
Payable for shares of beneficial interest redeemed	943,083	37,277
Accrued investment advisory fees	127,108	46,551
Accrued transfer agent fees	68,763	27,767
Accrued distribution fees	78,497	30,362
Accrued administrative fees	4,315	2,188
Accrued shareholder administrative fees	2,589	1,298
Accrued other expenses	59,662	38,204
Total Liabilities	15,708,814	183,647
NET ASSETS	$189,686,801	$98,592,242

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	145,737,269	74,841,099
Undistributed net investment income	263,401	282,509
Undistributed net realized gain	23,630,392	1,029,263
Net unrealized appreciation on investments	20,055,739	22,439,371
NET ASSETS	$189,686,801	$98,592,242

* Identified cost	$171,708,248	$74,569,454

See Notes to Financial Statements.

	Alger Health Sciences Fund	Alger Growth & Income Fund
NET ASSETS BY CLASS:
Class A	$126,151,596	$77,042,041
Class B	$9,132,119	$—
Class C	$54,403,086	$18,618,377
Class Z	$—	$2,931,824

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	5,622,391	2,457,558
Class B	464,483	—
Class C	2,759,406	600,249
Class Z	—	93,487

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$22.44	$31.35
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$23.68	$33.09
Class B — Net Asset Value Per Share	$19.66	$—
Class C — Net Asset Value Per Share	$19.72	$31.02
Class Z — Net Asset Value Per Share	$—	$31.36

See Notes to Financial Statements.

THE ALGER FUNDS

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

	Alger Capital Appreciation Fund	Alger International Growth Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$9,781,739	$1,488,017
Interest	26,916	1,041
Total Income	9,808,655	1,489,058

EXPENSES:
Advisory fees — Note 3(a)	6,891,736	829,235
Distribution fees — Note 3(c)
Class A	1,583,831	184,023
Class B	161,496	302,769
Class C	1,030,527	95,999
Class I	—	1,969
Shareholder administrative fees — Note 3(f)	134,012	19,056
Administration fees — Note 3(b)	233,979	32,119
Custodian fees	72,256	62,897
Interest expenses	4,320	1,410
Transfer agent fees and expenses — Note 3(f)	604,221	85,286
Printing fees	152,605	43,101
Professional fees	51,690	32,944
Registration fees	60,354	56,694
Trustee fees — Note 3(g)	13,970	12,326
Fund accounting fees	114,383	18,653
Miscellaneous	42,637	17,184
Total Expenses	11,152,017	1,795,665
Less, expense reimbursements/waivers — Note 3(a)	—	(5,085)
Net Expenses	11,152,017	1,790,580
NET INVESTMENT LOSS	(1,343,362)	(301,522)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	173,229,683	3,527,681
Net realized gain (loss) on foreign currency transactions	27,661	(78,069)
Net change in unrealized (depreciation) on investments, options and foreign currency	(73,494,405)	(3,238,689)
Net realized and unrealized gain on investments, options, and foreign currency	99,762,939	210,923
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$98,419,577	$(90,599)

* Foreign withholding taxes	$12,163	$145,654

See Notes to Financial Statements.

	Alger Mid Cap Growth Fund	Alger SMid Cap Growth Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$1,201,950	$4,558,738
Interest	352	3,378
Total Income	1,202,302	4,562,116

EXPENSES:
Advisory fees — Note 3(a)	847,572	4,457,844
Distribution fees — Note 3(c)
Class A	183,710	350,592
Class B	248,182	44,944
Class C	132,203	344,755
Class I	—	871,765
Shareholder administrative fees — Note 3(f)	18,401	67,121
Administration fees — Note 3(b)	30,668	152,548
Custodian fees	80,297	51,471
Interest expenses	1,335	3,045
Transfer agent fees and expenses — Note 3(f)	106,806	509,410
Printing fees	16,729	93,645
Professional fees	33,553	38,449
Registration fees	28,901	66,215
Trustee fees — Note 3(g)	12,356	13,467
Fund accounting fees	16,691	74,481
Miscellaneous	17,231	28,633
Total Expenses	1,774,635	7,168,385
NET INVESTMENT LOSS	(572,333)	(2,606,269)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	17,436,783	104,567,133
Net realized (loss) on foreign currency transactions	(6)	—
Net realized gain on options written	3,743,919	—
Net change in unrealized (depreciation) on investments, options and foreign currency	(10,193,886)	(82,597,031)
Net change in unrealized appreciation on written options	138,785	—
Net realized and unrealized gain on investments, options, and foreign currency	11,125,595	21,970,102
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,553,262	$19,363,833

* Foreign withholding taxes	$965	$1,750

See Notes to Financial Statements.

	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$824,934	$58,662
Interest	1,019	61
Total Income	825,953	58,723

EXPENSES:
Advisory fees — Note 3(a)	1,171,341	70,227
Distribution fees — Note 3(c)
Class A	228,348	10,060
Class B	63,131	—
Class C	96,188	13,440
Class I	—	3,147
Shareholder administrative fees — Note 3(f)	21,434	1,176
Administration fees — Note 3(b)	39,768	2,272
Custodian fees	32,050	14,859
Interest expenses	—	14
Transfer agent fees and expenses — Note 3(f)	104,233	9,321
Printing fees	29,363	1,097
Professional fees	37,925	14,678
Registration fees	38,446	25,479
Trustee fees — Note 3(g)	12,439	12,188
Fund accounting fees	21,015	2,763
Miscellaneous	14,358	2,853
Total Expenses	1,910,039	183,574
Less, expense reimbursements/waivers — Note 3(a)	(4,287)	(53,955)
Net Expenses	1,905,752	129,619
NET INVESTMENT LOSS	(1,079,799)	(70,896)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	20,852,409	916,800
Net realized (loss) on foreign currency transactions	(2)	—
Net change in unrealized (depreciation) on investments, options and foreign currency	(29,101,621)	(1,156,557)
Net realized and unrealized (loss) on investments, options, and foreign currency	(8,249,214)	(239,757)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,329,013)	$(310,653)

* Foreign withholding taxes	$1,176	$26

See Notes to Financial Statements.

	Alger Health Sciences Fund	Alger Growth & Income Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$872,706	$1,746,827
Interest	547	4,582
Total Income	873,253	1,751,409

EXPENSES:
Advisory fees — Note 3(a)	808,526	289,041
Distribution fees — Note 3(c)
Class A	165,082	98,423
Class B	52,021	—
Class C	285,829	87,119
Shareholder administrative fees — Note 3(f)	16,469	8,066
Administration fees — Note 3(b)	27,450	13,587
Custodian fees	23,075	18,033
Interest expenses	426	344
Transfer agent fees and expenses — Note 3(f)	83,120	49,989
Printing fees	15,194	8,050
Professional fees	18,662	16,162
Registration fees	22,935	35,210
Trustee fees — Note 3(g)	12,344	12,275
Fund accounting fees	13,771	7,226
Miscellaneous	8,730	4,475
Total Expenses	1,553,634	648,000
Less, expense reimbursements/waivers — Note 3(a)	—	(2,487)
Net Expenses	1,553,634	645,513
NET INVESTMENT INCOME (LOSS)	(680,381)	1,105,896

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	25,310,247	5,347,086
Net realized (loss) on foreign currency transactions	(17,929)	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(14,683,362)	251,497
Net realized and unrealized gain on investments, options, and foreign currency	10,608,956	5,598,583
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,928,575	$6,704,479

* Foreign withholding taxes	$27,489	$13,804

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited)

	Alger Capital Appreciation Fund
	For the Six Months Ended April 30, 2014	For the Year Ended October 31, 2013
Net investment income (loss)	$(1,343,362)	$6,660,046
Net realized gain on investments, options and foreign currency	173,257,344	118,163,301
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(73,494,405)	239,346,808
Net increase in net assets resulting from operations	98,419,577	364,170,155

Dividends and distributions to shareholders from:
Net investment income:
Class A	—	(6,936,238)
Class C	—	(208,815)
Class Z	—	(479,902)
Net realized gains:
Class A	(88,054,819)	(4,083,183)
Class B	(2,641,990)	(149,779)
Class C	(16,311,636)	(723,688)
Class Z	(13,079,771)	(199,114)
Total dividends and distributions to shareholders	(120,088,216)	(12,780,719)

Increase (decrease) from shares of beneficial interest transactions:
Class A	78,521,736	(2,908,306)
Class B	(1,154,479)	(6,663,048)
Class C	15,983,372	6,514,633
Class Z	28,201,067	112,004,656
Net increase from shares of beneficial interest transactions — Note 6(a)	121,551,696	108,947,935

Redemption Fees:
Class A	4,872	10,041
Class B	9	42
Class C	37	482
Total Redemption Fees — Note 6(b)	4,918	10,565
Total increase	99,887,975	460,347,936

Net Assets:
Beginning of period	1,632,623,933	1,172,275,997
END OF PERIOD	$1,732,511,908	$1,632,623,933
Undistributed net investment income (accumulated loss)	$(900,895)	$628,224

See Notes to Financial Statements.

	Alger International Growth Fund
	For the Six Months Ended April 30, 2014	For the Year Ended October 31, 2013
Net investment income (loss)	$(301,522)	$1,417,270
Net realized gain on investments, options and foreign currency	3,449,612	48,715,867
Net change in unrealized depreciation on investments, options and foreign currency	(3,238,689)	(3,350,393)
Net increase (decrease) in net assets resulting from operations	(90,599)	46,782,744

Dividends and distributions to shareholders from:
Net investment income:
Class A	(27,014)	(1,035,817)
Class B	—	(145,921)
Class C	—	(11,406)
Class I	(1,046)	—
Class Z	—	(222,755)
Total dividends and distributions to shareholders	(28,060)	(1,415,899)

Increase (decrease) from shares of beneficial interest transactions:
Class A	3,475,209	(21,932,495)
Class B	(4,746,904)	(27,035,474)
Class C	3,312,203	(2,753,490)
Class I	3,528,584	145,000
Class Z	6,567,961	(19,272,121)
Net increase (decrease) from shares of beneficial interest transactions — Note 6(a)	12,137,053	(70,848,580)

Redemption Fees:
Class A	1,396	459
Class B	—	33
Class C	64	20
Total Redemption Fees — Note 6(b)	1,460	512
Total increase (decrease)	12,019,854	(25,481,223)

Net Assets:
Beginning of period	229,141,614	254,622,837
END OF PERIOD	$241,161,468	$229,141,614
Undistributed net investment income (accumulated loss)	$(884,841)	$(147,515)

See Notes to Financial Statements.

	Alger Mid Cap Growth Fund
	For the Six Months Ended April 30, 2014	For the Year Ended October 31, 2013
Net investment loss	$(572,333)	$(1,189,913)
Net realized gain on investments, options and foreign currency	21,180,696	30,646,792
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(10,055,102)	29,606,662
Net increase in net assets resulting from operations	10,553,261	59,063,541

Increase (decrease) from shares of beneficial interest transactions:
Class A	(6,186,104)	(27,227,172)
Class B	(5,266,371)	(8,427,892)
Class C	(2,119,761)	(3,283,521)
Net decrease from shares of beneficial interest transactions — Note 6(a)	(13,572,236)	(38,938,585)

Redemption Fees:
Class A	2,514	481
Class B	8	12
Class C	2	56
Total Redemption Fees — Note 6(b)	2,524	549
Total increase (decrease)	(3,016,451)	20,125,505

Net Assets:
Beginning of period	219,892,382	199,766,877
END OF PERIOD	$216,875,931	$219,892,382
Undistributed net investment income (accumulated loss)	$(1,735,562)	$(1,385,867)

See Notes to Financial Statements.

	Alger SMid Cap Growth Fund
	For the Six Months Ended April 30, 2014	For the Year Ended October 31, 2013
Net investment loss	$(2,606,269)	$(2,568,854)
Net realized gain on investments, options and foreign currency	104,567,133	165,631,125
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(82,597,031)	117,338,494
Net increase in net assets resulting from operations	19,363,833	280,400,765

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(40,336,640)	(12,474,841)
Class B	(1,450,715)	(436,898)
Class C	(10,744,830)	(2,712,713)
Class I	(96,820,220)	(23,420,801)
Class Z	(7,630,440)	(2,388,454)
Total dividends and distributions to shareholders	(156,982,845)	(41,433,707)

Increase (decrease) from shares of beneficial interest transactions:
Class A	4,829,213	(70,861,706)
Class B	(15,328)	(2,078,055)
Class C	7,362,146	(4,490,013)
Class I	84,857,282	3,504,855
Class Z	(21,020,452)	(1,136,937)
Net increase (decrease) from shares of beneficial interest transactions — Note 6(a)	76,012,861	(75,061,856)

Redemption Fees:
Class A	3,034	4,524
Class B	44	—
Class C	15	132
Total Redemption Fees — Note 6(b)	3,093	4,656
Total increase (decrease)	(61,603,058)	163,909,858

Net Assets:
Beginning of period	1,132,716,519	968,806,661
END OF PERIOD	$1,071,113,461	$1,132,716,519
Undistributed net investment income	$6,190,829	$805,433

See Notes to Financial Statements.

	Alger Small Cap Growth Fund
	For the Six Months Ended April 30, 2014	For the Year Ended October 31, 2013
Net investment loss	$(1,079,799)	$(1,336,410)
Net realized gain on investments, options and foreign currency	20,852,407	35,162,595
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(29,101,621)	35,937,941
Net increase (decrease) in net assets resulting from operations	(9,329,013)	69,764,126

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(19,755,081)	(6,624,312)
Class B	(1,683,651)	(578,410)
Class C	(2,552,863)	(758,936)
Class Z	(8,751,912)	(1,187,792)
Total dividends and distributions to shareholders	(32,743,507)	(9,149,450)

Increase (decrease) from shares of beneficial interest transactions:
Class A	10,326,143	(40,557,067)
Class B	(113,116)	(2,872,786)
Class C	1,527,957	(1,968,809)
Class Z	(2,375,971)	40,860,760
Net increase (decrease) from shares of beneficial interest transactions — Note 6(a)	9,365,013	(4,537,902)

Redemption Fees:
Class A	619	1,217
Class B	—	29
Class C	3	—
Total Redemption Fees — Note 6(b)	622	1,246
Total increase (decrease)	(32,706,885)	56,078,020

Net Assets:
Beginning of period	288,024,453	231,946,433
END OF PERIOD	$255,317,568	$288,024,453
Undistributed net investment income	$1,696,880	$743

See Notes to Financial Statements.

	Alger Growth Opportunities Fund
	For the Six Months Ended April 30, 2014	For the Year Ended October 31, 2013
Net investment loss	$(70,896)	$(90,068)
Net realized gain on investments, options and foreign currency	916,800	2,599,751
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(1,156,557)	1,639,873
Net increase (decrease) in net assets resulting from operations	(310,653)	4,149,556

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(1,191,864)	(797,742)
Class C	(415,857)	(255,039)
Class I	(313,335)	(168,467)
Class Z	(474,443)	(303,230)
Total dividends and distributions to shareholders	(2,395,499)	(1,524,478)

Increase (decrease) from shares of beneficial interest transactions:
Class A	1,373,266	(222,735)
Class C	414,642	261,719
Class I	1,034,908	365,724
Class Z	455,141	210,789
Net increase from shares of beneficial interest transactions — Note 6(a)	3,277,957	615,497

Redemption Fees:
Class A	—	57
Total Redemption Fees — Note 6(b)	—	57
Total increase	571,805	3,240,632

Net Assets:
Beginning of period	15,435,344	12,194,712
END OF PERIOD	$16,007,149	$15,435,344
Undistributed net investment income	$133,655	$9,880

See Notes to Financial Statements.

	Alger Health Sciences Fund
	For the Six Months Ended April 30, 2014	For the Year Ended October 31, 2013
Net investment loss	$(680,381)	$(889,873)
Net realized gain on investments, options and foreign currency	25,292,318	34,758,455
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(14,683,362)	15,940,269
Net increase in net assets resulting from operations	9,928,575	49,808,851

Dividends and distributions to shareholders from:
Net investment income:
Class A	—	(53,908)
Net realized gains:
Class A	(21,216,446)	(13,054,291)
Class B	(1,919,094)	(1,408,391)
Class C	(10,087,146)	(6,039,286)
Total dividends and distributions to shareholders	(33,222,686)	(20,555,876)

Increase (decrease) from shares of beneficial interest transactions:
Class A	10,898,835	(10,242,025)
Class B	(1,301,166)	(1,838,958)
Class C	5,029,315	(1,237,167)
Net increase (decrease) from shares of beneficial interest transactions — Note 6(a)	14,626,984	(13,318,150)

Redemption Fees:
Class A	236	937
Class C	9	12
Total Redemption Fees — Note 6(b)	245	949
Total increase (decrease)	(8,666,882)	15,935,774

Net Assets:
Beginning of period	198,353,683	182,417,909
END OF PERIOD	$189,686,801	$198,353,683
Undistributed net investment income	$263,401	$—

See Notes to Financial Statements.

	Alger Growth & Income Fund
	For the Six Months Ended April 30, 2014	For the Year Ended October 31, 2013
Net investment income	$1,105,896	$1,795,820
Net realized gain on investments, options and foreign currency	5,347,086	3,306,927
Net change in unrealized appreciation on investments, options and foreign currency	251,497	14,179,084
Net increase in net assets resulting from operations	6,704,479	19,281,831

Dividends and distributions to shareholders from:
Net investment income:
Class A	(997,873)	(1,324,590)
Class C	(157,980)	(171,353)
Class Z	(36,855)	(27,743)
Total dividends and distributions to shareholders	(1,192,708)	(1,523,686)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(8,154,537)	(6,781,727)
Class C	445,654	1,128,059
Class Z	475,844	944,372
Net decrease from shares of beneficial interest transactions — Note 6(a)	(7,233,039)	(4,709,296)

Redemption Fees:
Class A	2,732	3,855
Class C	—	201
Total Redemption Fees — Note 6(b)	2,732	4,056
Total increase (decrease)	(1,718,536)	13,052,905

Net Assets:
Beginning of period	100,310,778	87,257,873
END OF PERIOD	$98,592,242	$100,310,778
Undistributed net investment income	$282,509	$378,659

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Fund

	Class A
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$21.18	$16.59	$14.64	$13.84	$11.48	$9.24
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.01)	0.11	0.05	(0.03)	(0.02)	0.01
Net realized and unrealized gain on investments	1.28	4.67	1.90	1.19	2.02	2.23
Total from investment operations	1.27	4.78	1.95	1.16	2.00	2.24
Dividends from net investment income	—	(0.12)	—	—	—	—
Distributions from net realized gains	(1.53)	(0.07)	—	—	—	—
Net asset value, end of period	$20.92	$21.18	$16.59	$14.64	$13.48	$11.48
Total return(iii)	6.13%	29.11%	13.32%	8.60%	17.40%	24.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,282,007	$1,217,389	$952,955	$753,348	$673,841	$543,395
Ratio of gross expenses to average net assets	1.24%	1.26%	1.29%	1.31%	1.32%	1.43%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	—
Ratio of net expenses to average net assets	1.24%	1.26%	1.29%	1.31%	1.32%	1.43%
Ratio of net investment income (loss) to average net assets	(0.09)%	0.58%	0.30%	(0.19)%	(0.19)%	0.15%
Portfolio turnover rate	71.56%	123.81%	142.32%	163.79%	211.96%	318.87%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class B
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$18.58	$14.57	$12.96	$12.04	$10.34	$8.40
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.08)	(0.02)	(0.07)	(0.14)	(0.12)	(0.07)
Net realized and unrealized gain on investments	1.11	4.10	1.68	1.06	1.82	2.01
Total from investment operations	1.03	4.08	1.61	0.92	1.70	1.94
Distributions from net realized gains	(1.53)	(0.07)	—	—	—	—
Net asset value, end of period	$18.08	$18.58	$14.57	$12.96	$12.04	$10.34
Total return(iii)	5.67%	28.13%	12.42%	7.60%	16.40%	23.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$31,105	$33,068	$31,965	$37,124	$45,294	$52,055
Ratio of gross expenses to average net assets	2.03%	2.05%	2.11%	2.15%	2.20%	2.40%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	—
Ratio of net expenses to average net assets	2.03%	2.05%	2.11%	2.15%	2.20%	2.40%
Ratio of net investment income (loss) to average net assets	(0.88)%	(0.15)%	(0.52)%	(1.04)%	(1.05)%	(0.76)%
Portfolio turnover rate	71.56%	123.81%	142.32%	163.79%	211.96%	318.87%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$18.62	$14.62	$13.00	$12.07	$10.36	$8.40
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.08)	(0.03)	(0.07)	(0.13)	(0.11)	(0.06)
Net realized and unrealized gain on investments	1.12	4.12	1.69	1.06	1.82	2.02
Total from investment operations	1.04	4.09	1.62	0.93	1.71	1.96
Dividends from net investment income	—	(0.02)	—	—	—	—
Distributions from net realized gains	(1.53)	(0.07)	—	—	—	—
Net asset value, end of period	$18.13	$18.62	$14.62	$13.00	$12.07	$10.36
Total return(iii)	5.72%	28.14%	12.46%	7.70%	16.50%	23.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$209,307	$198,377	$149,400	$127,186	$123,194	$96,774
Ratio of gross expenses to average net assets	2.00%	2.02%	2.07%	2.09%	2.09%	2.21%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	—
Ratio of net expenses to average net assets	2.00%	2.02%	2.07%	2.09%	2.09%	2.21%
Ratio of net investment income (loss) to average net assets	(0.85)%	(0.20)%	(0.47)%	(0.97)%	(0.97)%	(0.63)%
Portfolio turnover rate	71.56%	123.81%	142.32%	163.79%	211.96%	318.87%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class Z
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$21.31	$16.68	$14.68	$14.52
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.02	0.11	0.12	0.03
Net realized and unrealized gain on investments	1.29	4.76	1.88	0.13
Total from investment operations	1.31	4.87	2.00	0.16
Dividends from net investment income	—	(0.17)	—	—
Distributions from net realized gains	(1.53)	(0.07)	—	—
Net asset value, end of period	$21.09	$21.31	$16.68	$14.68
Total return(iv)	6.29%	29.58%	13.62%	1.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$210,093	$183,790	$37,956	$2,329
Ratio of gross expenses to average net assets	0.93%	0.93%	1.01%	7.14%
Ratio of expense reimbursements to average net assets	—	—	(0.04)%	(6.17)%
Ratio of net expenses to average net assets	0.93%	0.93%	0.97%	0.97%
Ratio of net investment income (loss) to average net assets	0.23%	0.58%	0.73%	0.25%
Portfolio turnover rate	71.56%	123.81%	142.32%	163.79%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Growth Fund

	Class A
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$15.27	$12.61	$11.91	$11.25	$9.72	$8.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	—	0.11	0.04	0.01	0.06	0.03
Net realized and unrealized gain on investments	—	2.64	0.66	0.69	1.48	1.49
Total from investment operations	—	2.75	0.70	0.70	1.54	1.52
Dividends from net investment income	—	(0.09)	—	(0.04)	(0.01)	—
Net asset value, end of period	$15.27	$15.27	$12.61	$11.91	$11.25	$9.72
Total return(iii)	0.02%	21.98%	5.88%	6.30%	15.90%	18.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$148,656	$145,096	$139,693	$201,449	$180,267	$132,551
Ratio of gross expenses to average net assets	1.30%	1.37%	1.33%	1.41%	1.38%	1.50%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	—
Ratio of net expenses to average net assets	1.30%	1.37%	1.33%	1.41%	1.38%	1.50%
Ratio of net investment income (loss) to average net assets	(0.03)%	0.79%	0.32%	0.05%	0.54%	0.39%
Portfolio turnover rate	56.60%	217.57%	148.66%	66.70%	61.58%	88.21%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class B
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$13.51	$11.18	$10.64	$10.07	$8.75	$7.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.05)	0.02	(0.04)	(0.05)	(0.01)	(0.02)
Net realized and unrealized gain on investments	0.01	2.33	0.58	0.62	1.33	1.35
Total from investment operations	(0.04)	2.35	0.54	0.57	1.32	1.33
Dividends from net investment income	—	(0.02)	—	—	—	—
Net asset value, end of period	$13.47	$13.51	$11.18	$10.64	$10.07	$8.75
Total return(iii)	(0.30)%	21.07%	5.08%	5.70%	15.10%	17.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$58,900	$63,826	$77,408	$88,496	$107,663	$99,170
Ratio of gross expenses to average net assets	2.01%	2.04%	1.97%	1.96%	2.00%	2.13%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	—
Ratio of net expenses to average net assets	2.01%	2.04%	1.97%	1.96%	2.00%	2.13%
Ratio of net investment income (loss) to average net assets	(0.77)%	0.17%	(0.36)%	(0.51)%	(0.10)%	(0.25)%
Portfolio turnover rate	56.60%	217.57%	148.66%	66.70%	61.58%	88.21%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$13.44	$11.12	$10.60	$10.05	$8.73	$7.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	—	(0.05)	(0.07)	(0.02)	(0.02)
Net realized and unrealized gain on investments	0.01	2.33	0.57	0.62	1.34	1.33
Total from investment operations	(0.04)	2.33	0.52	0.55	1.32	1.31
Dividends from net investment income	—	(0.01)	—	—	—	—
Net asset value, end of period	$13.40	$13.44	$11.12	$10.60	$10.05	$8.73
Total return(iii)	(0.30)%	20.94%	4.91%	5.50%	15.10%	17.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$21,020	$17,786	$17,305	$21,436	$25,186	$25,216
Ratio of gross expenses to average net assets	2.07%	2.15%	2.08%	2.09%	2.08%	2.20%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	—
Ratio of net expenses to average net assets	2.07%	2.15%	2.08%	2.09%	2.08%	2.20%
Ratio of net investment income (loss) to average net assets	(0.76)%	0.03%	(0.47)%	(0.65)%	(0.16)%	(0.31)%
Portfolio turnover rate	56.60%	217.57%	148.66%	66.70%	61.58%	88.21%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class I
	Six months ended 4/30/2014(i)	From 5/31/2013 (commencement of operations) to 10/31/2013(ii)
Net asset value, beginning of period	$15.29	$13.94
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.08	0.03
Net realized and unrealized gain (loss) on investments	(0.06)	1.32
Total from investment operations	0.02	1.35
Dividends from net investment income	(0.07)	—
Net asset value, end of period	$15.24	$15.29
Total return(iv)	0.12%	9.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,713	$157
Ratio of gross expenses to average net assets	1.28%	15.73%
Ratio of expense reimbursements to average net assets	(0.13)%	(14.58)%
Ratio of net expenses to average net assets	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	1.05%	0.44%
Portfolio turnover rate	56.60%	217.57%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

	Class Z
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$15.35	$12.66	$11.94	$11.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.05	0.33	0.08	0.04
Net realized and unrealized gain (loss) on investments	(0.01)	2.50	0.64	0.07
Total from investment operations	0.04	2.83	0.72	0.11
Dividends from net investment income	—	(0.14)	—	—
Net asset value, end of period	$15.39	$15.35	$12.66	$11.94
Total return(iv)	0.26%	22.56%	6.03%	0.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$8,872	$2,277	$20,217	$20,832
Ratio of gross expenses to average net assets	1.04%	1.12%	0.96%	1.01%
Ratio of expense reimbursements to average net assets	(0.15)%	(0.13)%	—	(0.02)%
Ratio of net expenses to average net assets	0.89%	0.99%	0.96%	0.99%
Ratio of net investment income (loss) to average net assets	0.72%	2.50%	0.65%	0.37%
Portfolio turnover rate	56.60%	217.57%	148.66%	66.70%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund

	Class A
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$9.38	$7.05	$6.51	$6.39	$5.24	$4.26
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.01)	(0.03)	(0.02)	(0.06)	(0.01)	(0.03)
Net realized and unrealized gain on investments	0.46	2.36	0.56	0.18	1.16	1.01
Total from investment operations	0.45	2.33	0.54	0.12	1.15	0.98
Net asset value, end of period	$9.83	$9.38	$7.05	$6.51	$6.39	$5.24
Total return(iii)	4.90%	33.05%	8.29%	1.90%	21.70%	23.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$144,136	$143,231	$131,454	$165,315	$210,641	$215,190
Ratio of gross expenses to average net assets	1.34%	1.39%	1.40%	1.38%	1.38%	1.49%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	—
Ratio of net expenses to average net assets	1.34%	1.39%	1.40%	1.38%	1.38%	1.49%
Ratio of net investment income (loss) to average net assets	(0.26)%	(0.31)%	(0.25)%	(0.89)%	(0.21)%	(0.78)%
Portfolio turnover rate	91.48%	156.98%	234.91%	245.44%	195.64%	297.11%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class B
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$7.73	$5.86	$5.46	$5.39	$4.46	$3.66
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)	(0.07)	(0.05)	(0.09)	(0.05)	(0.06)
Net realized and unrealized gain on investments	0.39	1.94	0.45	0.16	0.98	0.86
Total from investment operations	0.35	1.87	0.40	0.07	0.93	0.80
Net asset value, end of period	$8.08	$7.73	$5.86	$5.46	$5.39	$4.46
Total return(iii)	4.53%	31.91%	7.33%	1.30%	20.90%	21.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$47,353	$50,341	$45,501	$48,334	$63,782	$64,096
Ratio of gross expenses to average net assets	2.04%	2.10%	2.08%	2.11%	2.12%	2.32%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	—
Ratio of net expenses to average net assets	2.04%	2.10%	2.08%	2.11%	2.12%	2.32%
Ratio of net investment income (loss) to average net assets	(0.97)%	(1.02)%	(0.92)%	(1.61)%	(0.97)%	(1.59)%
Portfolio turnover rate	91.48%	156.98%	234.91%	245.44%	195.64%	297.11%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$7.68	$5.82	$5.43	$5.37	$4.44	$3.64
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)	(0.08)	(0.06)	(0.10)	(0.05)	(0.06)
Net realized and unrealized gain on investments	0.38	1.94	0.45	0.16	0.98	0.86
Total from investment operations	0.34	1.86	0.39	0.06	0.93	0.80
Net asset value, end of period	$8.02	$7.68	$5.82	$5.43	$5.37	$4.44
Total return(iii)	4.43%	31.96%	7.18%	1.10%	20.70%	21.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$25,387	$26,320	$22,812	$26,731	$33,788	$35,151
Ratio of gross expenses to average net assets	2.15%	2.21%	2.22%	2.20%	2.20%	2.36%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	—
Ratio of net expenses to average net assets	2.15%	2.21%	2.22%	2.20%	2.20%	2.36%
Ratio of net investment income (loss) to average net assets	(1.07)%	(1.13)%	(1.06)%	(1.71)%	(1.04)%	(1.63)%
Portfolio turnover rate	91.48%	156.98%	234.91%	245.44%	195.64%	297.11%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger SMid Cap Growth Fund

	Class A
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$20.89	$16.72	$15.22	$14.48	$11.57	$9.72
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)	(0.03)	(0.09)	(0.16)	(0.12)	(0.10)
Net realized and unrealized gain on investments	0.41	4.92	1.59	0.90	3.03	1.95
Total from investment operations	0.37	4.89	1.50	0.74	2.91	1.85
Distributions from net realized gains	(3.01)	(0.72)	—	—	—	—
Net asset value, end of period	$18.25	$20.89	$16.72	$15.22	$14.48	$11.57
Total return(iii)	1.72%	30.39%	9.86%	5.10%	25.20%	19.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$264,598	$294,846	$299,934	$377,947	$586,359	$391,804
Ratio of gross expenses to average net assets	1.25%	1.29%	1.29%	1.37%	1.32%	1.42%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	—
Ratio of net expenses to average net assets	1.25%	1.29%	1.29%	1.37%	1.32%	1.42%
Ratio of net investment income (loss) to average net assets	(0.43)%	(0.19)%	(0.54)%	(0.99)%	(0.90)%	(1.00)%
Portfolio turnover rate	42.08%	95.67%	81.09%	64.83%	58.80%	76.25%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class B
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$18.96	$15.36	$14.09	$13.50	$10.88	$9.23
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.11)	(0.16)	(0.20)	(0.26)	(0.21)	(0.18)
Net realized and unrealized gain on investments	0.38	4.48	1.47	0.85	2.83	1.83
Total from investment operations	0.27	4.32	1.27	0.59	2.62	1.65
Distributions from net realized gains	(3.01)	(0.72)	—	—	—	—
Net asset value, end of period	$16.22	$18.96	$15.36	$14.09	$13.50	$10.88
Total return(iii)	1.31%	29.33%	9.01%	4.40%	24.10%	17.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$8,118	$9,413	$9,448	$10,998	$11,650	$9,891
Ratio of gross expenses to average net assets	2.05%	2.07%	2.10%	2.12%	2.16%	2.35%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	—
Ratio of net expenses to average net assets	2.05%	2.07%	2.10%	2.12%	2.16%	2.35%
Ratio of net investment income (loss) to average net assets	(1.23)%	(0.97)%	(1.34)%	(1.73)%	(1.74)%	(1.92)%
Portfolio turnover rate	42.08%	95.67%	81.09%	64.83%	58.80%	76.25%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$19.00	$15.39	$14.12	$13.53	$10.90	$9.24
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.10)	(0.16)	(0.20)	(0.25)	(0.21)	(0.17)
Net realized and unrealized gain on investments	0.38	4.49	1.47	0.84	2.84	1.83
Total from investment operations	0.28	4.33	1.27	0.59	2.63	1.66
Distributions from net realized gains	(3.01)	(0.72)	—	—	—	—
Net asset value, end of period	$16.27	$19.00	$15.39	$14.12	$13.53	$10.90
Total return(iii)	1.37%	29.34%	9.00%	4.40%	24.10%	18.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$65,802	$68,161	$59,063	$64,597	$68,916	$51,274
Ratio of gross expenses to average net assets	2.00%	2.06%	2.09%	2.10%	2.13%	2.29%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	—
Ratio of net expenses to average net assets	2.00%	2.06%	2.09%	2.10%	2.13%	2.29%
Ratio of net investment income (loss) to average net assets	(1.18)%	(0.96)%	(1.33)%	(1.70)%	(1.71)%	(1.86)%
Portfolio turnover rate	42.08%	95.67%	81.09%	64.83%	58.80%	76.25%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class I
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$21.09	$16.88	$15.35	$14.57	$11.63	$9.75
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)	(0.04)	(0.08)	(0.13)	(0.10)	(0.08)
Net realized and unrealized gain on investments	0.41	4.97	1.61	0.91	3.04	1.96
Total from investment operations	0.37	4.93	1.53	0.78	2.94	1.88
Distributions from net realized gains	(3.01)	(0.72)	—	—	—	—
Net asset value, end of period	$18.45	$21.09	$16.88	$15.35	$14.57	$11.63
Total return(iii)	1.69%	30.34%	10.00%	5.40%	25.30%	19.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$691,703	$692,445	$545,397	$420,089	$192,291	$148,925
Ratio of gross expenses to average net assets	1.26%	1.31%	1.23%	1.21%	1.20%	1.23%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	(0.02)%
Ratio of net expenses to average net assets	1.26%	1.31%	1.23%	1.21%	1.20%	1.21%
Ratio of net investment income (loss) to average net assets	(0.44)%	(0.22)%	(0.45)%	(0.79)%	(0.78)%	(0.79)%
Portfolio turnover rate	42.08%	95.67%	81.09%	64.83%	58.80%	76.25%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class Z
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$21.11	$16.84	$15.28	$15.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	(0.01)	0.02	(0.02)	(0.07)
Net realized and unrealized gain (loss) on investments	0.41	4.97	1.58	(0.51)
Total from investment operations	0.40	4.99	1.56	(0.58)
Distributions from net realized gains	(3.01)	(0.72)	—	—
Net asset value, end of period	$18.50	$21.11	$16.84	$15.28
Total return(iv)	1.85%	30.78%	10.21%	(3.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$40,892	$67,852	$54,965	$24,124
Ratio of gross expenses to average net assets	0.94%	0.96%	0.97%	1.06%
Ratio of expense reimbursements to average net assets	—	—	—	(0.07)%
Ratio of net expenses to average net assets	0.94%	0.96%	0.97%	0.99%
Ratio of net investment income (loss) to average net assets	(0.10)%	0.13%	(0.14)%	(0.51)%
Portfolio turnover rate	42.08%	95.67%	81.09%	64.83%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund

	Class A
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$9.97	$7.79	$7.12	$6.70	$5.27	$4.37
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)	(0.04)	(0.05)	(0.09)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.27)	2.53	0.72	0.51	1.49	0.95
Total from investment operations	(0.30)	2.49	0.67	0.42	1.43	0.90
Distributions from net realized gains	(1.13)	(0.31)	—	—	—	—
Net asset value, end of period	$8.54	$9.97	$7.79	$7.12	$6.70	$5.27
Total return(iii)	(3.45)%	33.15%	9.41%	6.30%	27.10%	20.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$159,440	$175,214	$172,202	$194,799	$298,103	$282,794
Ratio of gross expenses to average net assets	1.31%	1.38%	1.40%	1.43%	1.40%	1.53%
Ratio of expense reimbursements to average net assets	—	(0.02)%	—	(0.01)%	—	—
Ratio of net expenses to average net assets	1.31%	1.36%	1.40%	1.42%	1.40%	1.53%
Ratio of net investment income (loss) to average net assets	(0.74)%	(0.49)%	(0.71)%	(1.18)%	(1.07)%	(1.14)%
Portfolio turnover rate	43.74%	93.97%	72.59%	67.37%	48.45%	86.89%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class B
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$8.67	$6.86	$6.27	$5.95	$4.71	$3.94
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.06)	(0.09)	(0.10)	(0.13)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.22)	2.21	0.69	0.45	1.34	0.85
Total from investment operations	(0.28)	2.12	0.59	0.32	1.24	0.77
Distributions from net realized gains	(1.13)	(0.31)	—	—	—	—
Net asset value, end of period	$7.26	$8.67	$6.86	$6.27	$5.95	$4.71
Total return(iii)	(3.76)%	32.21%	9.41%	5.40%	26.30%	19.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$11,447	$13,626	$13,389	$15,954	$22,348	$22,174
Ratio of gross expenses to average net assets	2.08%	2.13%	2.16%	2.18%	2.15%	2.44%
Ratio of expense reimbursements to average net assets	—	(0.02)%	—	(0.01)%	—	—
Ratio of net expenses to average net assets	2.08%	2.11%	2.16%	2.17%	2.15%	2.44%
Ratio of net investment income (loss) to average net assets	(1.51)%	(1.24)%	(1.47)%	(1.92)%	(1.81)%	(2.04)%
Portfolio turnover rate	43.74%	93.97%	72.59%	67.37%	48.45%	86.89%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$8.52	$6.76	$6.27	$5.95	$4.72	$3.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.06)	(0.10)	(0.10)	(0.13)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.21)	2.17	0.59	0.45	1.33	0.85
Total from investment operations	(0.27)	2.07	0.49	0.32	1.23	0.77
Distributions from net realized gains	(1.13)	(0.31)	—	—	—	—
Net asset value, end of period	$7.12	$8.52	$6.76	$6.27	$5.95	$4.72
Total return(iii)	(3.72)%	31.94%	7.81%	5.40%	26.10%	19.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$17,755	$19,461	$17,091	$19,145	$23,386	$20,255
Ratio of gross expenses to average net assets	2.14%	2.18%	2.19%	2.22%	2.25%	2.41%
Ratio of expense reimbursements to average net assets	—	(0.02)%	—	0.01%	—	—
Ratio of net expenses to average net assets	2.14%	2.16%	2.19%	2.21%	2.25%	2.41%
Ratio of net investment income (loss) to average net assets	(1.57)%	(1.31)%	(1.50)%	(1.96)%	(1.91)%	(2.01)%
Portfolio turnover rate	43.74%	93.97%	72.59%	67.37%	48.45%	86.89%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class Z
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$10.01	$7.79	$7.14	$7.43
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.02)	(0.02)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.26)	2.55	0.67	(0.25)
Total from investment operations	(0.28)	2.53	0.65	(0.29)
Distributions from net realized gains	(1.13)	(0.31)	—	—
Net asset value, end of period	$8.60	$10.01	$7.79	$7.14
Total return(iv)	(3.33)%	33.67%	9.10%	(3.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$66,676	$79,723	$29,264	$26,137
Ratio of gross expenses to average net assets	1.00%	1.05%	1.04%	1.13%
Ratio of expense reimbursements to average net assets	(0.01)%	(0.06)%	(0.05)%	(0.14)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income (loss) to average net assets	(0.42)%	(0.18)%	(0.28)%	(0.72)%
Portfolio turnover rate	43.74%	93.97%	72.59%	67.37%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Growth Opportunities Fund

	Class A
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$12.98	$10.88	$10.82	$10.23	$7.94	$6.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.08)	(0.09)	(0.14)	(0.11)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.12)	3.55	1.03	0.73	2.40	1.47
Total from investment operations	(0.17)	3.47	0.94	0.59	2.29	1.39
Distributions from net realized gains	(1.95)	(1.37)	(0.88)	—	—	—
Net asset value, end of period	$10.86	$12.98	$10.88	$10.82	$10.23	$7.94
Total return(iii)	(1.74)%	36.03%	9.60%	5.80%	28.80%	21.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$7,621	$7,563	$6,464	$8,851	$8,186	$5,394
Ratio of gross expenses to average net assets	2.12%	2.45%	2.60%	2.29%	2.32%	2.93%
Ratio of expense reimbursements to average net assets	(0.52)%	(0.85)%	(1.04)%	(0.79)%	(0.82)%	(1.43)%
Ratio of net expenses to average net assets	1.60%	1.60%	1.56%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	(0.89)%	(0.69)%	(0.86)%	(1.22)%	(1.24)%	(1.10)%
Portfolio turnover rate	44.70%	92.82%	63.81%	66.59%	64.25%	63.94%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$12.34	$10.48	$10.52	$10.02	$7.84	$6.51
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)	(0.15)	(0.16)	(0.22)	(0.18)	(0.12)
Net realized and unrealized gain (loss) on investments	(0.10)	3.38	1.00	0.72	2.36	1.45
Total from investment operations	(0.19)	3.23	0.84	0.50	2.18	1.33
Distributions from net realized gains	(1.95)	(1.37)	(0.88)	—	—	—
Net asset value, end of period	$10.20	$12.34	$10.48	$10.52	$10.02	$7.84
Total return(iii)	(2.02)%	35.00%	8.90%	5.00%	27.80%	20.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,580	$2,636	$1,956	$2,293	$2,304	$1,454
Ratio of gross expenses to average net assets	2.90%	3.23%	3.33%	3.04%	3.16%	3.73%
Ratio of expense reimbursements to average net assets	(0.65)%	(0.98)%	(1.08)%	(0.79)%	(0.91)%	(1.48)%
Ratio of net expenses to average net assets	2.25%	2.25%	2.25%	2.25%	2.25%	2.25%
Ratio of net investment income (loss) to average net assets	(1.54)%	(1.34)%	(1.54)%	(1.97)%	(2.00)%	(1.85)%
Portfolio turnover rate	44.70%	92.82%	63.81%	66.59%	64.25%	63.94%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class I
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$13.17	$11.00	$10.90	$10.29	$7.96	$6.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)	(0.05)	(0.07)	(0.11)	(0.09)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.12)	3.59	1.05	0.72	2.42	1.47
Total from investment operations	(0.16)	3.54	0.98	0.61	2.33	1.41
Distributions from net realized gains	(1.95)	(1.37)	(0.88)	—	—	—
Net asset value, end of period	$11.06	$13.17	$11.00	$10.90	$10.29	$7.96
Total return(iii)	(1.63)%	36.31%	9.90%	5.90%	29.30%	21.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,670	$2,034	$1,349	$2,075	$2,799	$1,737
Ratio of gross expenses to average net assets	2.09%	2.43%	3.20%	2.43%	2.73%	2.84%
Ratio of expense reimbursements to average net assets	(0.74)%	(1.08)%	(1.89)%	(1.18)%	(1.48)%	(1.59)%
Ratio of net expenses to average net assets	1.35%	1.35%	1.31%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.63)%	(0.46)%	(0.62)%	(0.96)%	(0.99)%	(0.85)%
Portfolio turnover rate	44.70%	92.82%	63.81%	66.59%	64.25%	63.94%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class Z
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$13.16	$10.97	$10.85	$11.31
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.02)	(0.02)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.13)	3.58	1.04	(0.40)
Total from investment operations	(0.15)	3.56	1.00	(0.46)
Distributions from net realized gains	(1.95)	(1.37)	(0.88)	—
Net asset value, end of period	$11.06	$13.16	$10.97	$10.85
Total return(iv)	(1.46)%	36.61%	10.15%	(4.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,136	$3,202	$2,426	$1,964
Ratio of gross expenses to average net assets	2.02%	2.38%	2.69%	37.74%
Ratio of expense reimbursements to average net assets	(0.92)%	(1.28)%	(1.59)%	(36.64)%
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets	(0.39)%	(0.20)%	(0.38)%	(0.72)%
Portfolio turnover rate	44.70%	92.82%	63.81%	66.59%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Health Sciences Fund

	Class A
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$25.35	$21.75	$19.34	$17.42	$15.76	$13.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.05)	(0.05)	0.02	(0.09)	(0.10)	(0.08)
Net realized and unrealized gain on investments	1.28	6.11	2.39	2.01	1.76	2.19
Total from investment operations	1.23	6.06	2.41	1.92	1.66	2.11
Dividends from net investment income	—	(0.01)	—	—	—	—
Distributions from net realized gains	(4.14)	(2.45)	—	—	—	—
Net asset value, end of period	$22.44	$25.35	$21.75	$19.34	$17.42	$15.76
Total return(iii)	5.12%	30.81%	12.46%	11.00%	10.50%	15.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$126,152	$129,870	$120,490	$148,445	$156,438	$166,555
Ratio of gross expenses to average net assets	1.30%	1.35%	1.37%	1.35%	1.33%	1.41%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	—
Ratio of net expenses to average net assets	1.30%	1.35%	1.37%	1.35%	1.33%	1.41%
Ratio of net investment income (loss) to average net assets	(0.42)%	(0.21)%	0.11%	(0.46)%	(0.58)%	(0.59)%
Portfolio turnover rate	94.89%	115.08%	110.37%	63.17%	75.15%	174.56%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class B
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$22.78	$19.91	$17.85	$16.21	$14.78	$12.92
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.13)	(0.20)	(0.13)	(0.23)	(0.23)	(0.20)
Net realized and unrealized gain on investments	1.15	5.52	2.19	1.87	1.66	2.06
Total from investment operations	1.02	5.32	2.06	1.64	1.43	1.86
Distributions from net realized gains	(4.14)	(2.45)	—	—	—	—
Net asset value, end of period	$19.66	$22.78	$19.91	$17.85	$16.21	$14.78
Total return(iii)	4.72%	29.82%	11.54%	10.00%	9.70%	14.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$9,132	$11,767	$11,879	$13,878	$16,675	$17,039
Ratio of gross expenses to average net assets	2.09%	2.12%	2.16%	2.16%	2.15%	2.29%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	—
Ratio of net expenses to average net assets	2.09%	2.12%	2.16%	2.16%	2.15%	2.29%
Ratio of net investment income (loss) to average net assets	(1.22)%	(0.99)%	(0.68)%	(1.27)%	(1.41)%	(1.48)%
Portfolio turnover rate	94.89%	115.08%	110.37%	63.17%	75.15%	174.56%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$22.83	$19.95	$17.88	$16.23	$14.80	$12.92
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.12)	(0.20)	(0.13)	(0.22)	(0.22)	(0.18)
Net realized and unrealized gain on investments	1.15	5.53	2.20	1.87	1.65	2.06
Total from investment operations	1.03	5.33	2.07	1.65	1.43	1.88
Distributions from net realized gains	(4.14)	(2.45)	—	—	—	—
Net asset value, end of period	$19.72	$22.83	$19.95	$17.88	$16.23	$14.80
Total return(iii)	4.70%	29.81%	11.58%	10.20%	9.70%	14.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$54,403	$56,717	$50,049	$59,207	$64,825	$68,378
Ratio of gross expenses to average net assets	2.06%	2.10%	2.14%	2.12%	2.12%	2.19%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	—
Ratio of net expenses to average net assets	2.06%	2.10%	2.14%	2.12%	2.12%	2.19%
Ratio of net investment income (loss) to average net assets	(1.18)%	(0.98)%	(0.67)%	(1.23)%	(1.37)%	(1.38)%
Portfolio turnover rate	94.89%	115.08%	110.37%	63.17%	75.15%	174.56%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Growth & Income Fund

	Class A
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$29.63	$24.43	$21.74	$21.38	$19.50	$16.97
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.36	0.56	0.44	0.32	0.42	0.37
Net realized and unrealized gain on investments	1.74	5.11	2.60	0.69	1.86	2.57
Total from investment operations	2.10	5.67	3.04	1.01	2.28	2.94
Dividends from net investment income	(0.38)	(0.47)	(0.35)	(0.65)	(0.40)	(0.41)
Net asset value, end of period	$31.35	$29.63	$24.43	$21.74	$21.38	$19.50
Total return(iii)	7.13%	23.45%	14.02%	4.80%	11.80%	17.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$77,042	$80,832	$73,050	$41,446	$41,160	$35,465
Ratio of gross expenses to average net assets	1.18%	1.19%	1.25%	1.43%	1.46%	1.52%
Ratio of expense reimbursements to average net assets	—	—	—	(0.03)%	(0.09)%	(0.09)%
Ratio of net expenses to average net assets	1.18%	1.19%	1.25%	1.40%	1.37%	1.43%
Ratio of net investment income (loss) to average net assets	2.36%	2.07%	1.87%	1.49%	2.08%	2.14%
Portfolio turnover rate	11.07%	29.27%	45.36%	119.61%	72.11%	100.18%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$29.33	$24.22	$21.54	$21.02	$19.19	$16.66
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.24	0.34	0.26	0.16	0.27	0.23
Net realized and unrealized gain on investments	1.72	5.08	2.58	0.68	1.83	2.54
Total from investment operations	1.96	5.42	2.84	0.84	2.10	2.77
Dividends from net investment income	(0.27)	(0.31)	(0.16)	(0.32)	(0.27)	(0.24)
Net asset value, end of period	$31.02	$29.33	$24.22	$21.54	$21.02	$19.19
Total return(iii)	6.72%	22.53%	13.20%	4.00%	11.00%	16.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$18,618	$17,173	$13,121	$9,806	$11,259	$11,316
Ratio of gross expenses to average net assets	1.93%	1.96%	2.01%	2.16%	2.17%	2.32%
Ratio of expense reimbursements to average net assets	—	—	—	(0.03)%	(0.09)%	(0.09)%
Ratio of net expenses to average net assets	1.93%	1.96%	2.01%	2.13%	2.08%	2.23%
Ratio of net investment income (loss) to average net assets	1.62%	1.27%	1.11%	0.75%	1.36%	1.35%
Portfolio turnover rate	11.07%	29.27%	45.36%	119.61%	72.11%	100.18%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class Z
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	From 3/1/2012 (commencement of operations) to 10/31/2012(ii)
Net asset value, beginning of period	$29.64	$24.43	$23.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.40	0.59	0.34
Net realized and unrealized gain on investments	1.74	5.14	0.59
Total from investment operations	2.14	5.73	0.93
Dividends from net investment income	(0.42)	(0.52)	(0.33)
Net asset value, end of period	$31.36	$29.64	$24.43
Total return(iv)	7.24%	23.74%	3.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,932	$2,306	$1,087
Ratio of gross expenses to average net assets	1.14%	1.36%	2.92%
Ratio of expense reimbursements to average net assets	(0.19)%	(0.41)%	(1.97)%
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	2.62%	2.18%	2.14%
Portfolio turnover rate	11.07%	29.27%	45.36%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Funds (the “Trust”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts.  The Trust qualifies as an investment company as defined in Accounting Standards Codification 946 Financial Services — Investment Companies. The Trust operates as a series company currently issuing an unlimited number of shares of beneficial interest in eight funds — Alger Capital Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund and Alger Growth & Income Fund (collectively, the “Funds” or individually, each a “Fund”). The Alger Capital Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund and Alger Health Sciences Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The Alger Growth & Income Fund also invests primarily in equity securities but has an investment objective of both capital appreciation and current income.

Each Fund offers one or more of the following share classes: Class A, B, C, I and Z.  Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Class I and Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the costs of its plan of distribution, if it maintains one, and transfer agency and sub-transfer agency services.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board of Trustees. Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which valuation information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.  Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the investment manager, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•           Level 1 – quoted prices in active markets for identical investments

•          Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•          Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Inputs for Level 3 include unobservable market information which can include cash flows, income and expenses, and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Trust’s Board of Trustees (“Board”) and comprised of representatives of the Trust’s investment advisor.  The Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee formally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.  The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant.  Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statements of Operations.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options.  Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund’s total assets, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.  Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan.

(g) Dividends to Shareholders: Dividends payable to shareholders are recorded on the ex-dividend date.

The Alger Growth & Income Fund declares and pays dividends from net investment income quarterly. The dividends from net investment income of the other Funds are declared and paid annually.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts from dividends of net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, foreign currency transactions and premium/discount of debt securities. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Funds file income tax returns in the U.S., as well as New York State and New York City.  The statute of limitations on the Funds’ tax returns remains open for the tax years 2009-2013.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder serving and related fees.

(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period.  All such adjustments are of normal recurring nature.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger Management” or the “Manager”), are payable monthly and computed based on the following rates.  The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2014, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Tier 3	Actual Rate
Alger Capital Appreciation Fund(a)	0.810%	0.650%	0.600%	0.810%
Alger International Growth Fund(b)	0.710	0.600	—	0.710
Alger Mid Cap Growth Fund(b)	0.760	0.700	—	0.760
Alger SMid Cap Growth Fund(b)	0.810	0.750	—	0.810
Alger Small Cap Growth Fund(b)	0.810	0.750	—	0.810
Alger Growth Opportunities Fund(b)	0.850	0.750	—	0.850
Alger Health Sciences Fund(c)	0.810	0.650	—	0.810
Alger Growth & Income Fund(b)	0.585	0.550	—	0.585

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 and $4 billion and Tier 3 rate is paid on assets in excess of $4 billion.

(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

(c) Tier 1 rate is paid on assets up to $500 million and Tier 2 rate is paid on assets in excess of $500 million.

Alger Management has established expense caps for several share classes, effective through February 28, 2015, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

	CLASS				FEES WAIVED / REIMBURSED FOR THE SIX MONTHS ENDED
	A	C	I	Z	APRIL 30, 2014
Alger Capital Appreciation Fund	—	—	—	0.97%	$—
Alger International Growth Fund	—	—	1.15%	0.89	5,085
Alger Small Cap Growth Fund	—	—	—	0.99	4,287
Alger Growth Opportunities Fund	1.60%	2.25%	1.35	1.10	53,955
Alger Growth & Income Fund	—	—	—	0.95	2,487

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Distribution Fees:

Class A Shares: The Class A shares of each Fund have adopted a distribution plan pursuant to which each Fund pays Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class A shares. Fees paid may be more or less than the expenses incurred by Alger Inc.

Class B Shares: The Trust has adopted an Amended and Restated Plan of Distribution pursuant to which Class B shares of each Fund, other than the Alger Growth Opportunities Fund, reimburse Alger Inc. for costs and expenses incurred by Alger Inc. in connection with advertising, marketing and selling the Class B shares, and shareholder servicing, not to exceed an annual rate of 1% of the respective average daily net assets of the Class B shares of the designated Fund. If in any month, the costs incurred by Alger Inc. relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Fund, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of April 30, 2014, such excess carried forward was $21,204,390, $16,235,893, $10,768,145, $358,471, $15,822,095, and $1,071,108 for Class B shares of the Alger Capital Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund and Alger Health Sciences Fund, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(d) below.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund pay Alger Inc. a fee at the annual rate of 1% of the respective average daily net assets of the Class C shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class C shares and shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger Inc.

Class I Shares: The Trust has adopted a Distribution Plan pursuant to which Class I shares of the Alger International Growth Fund, Alger SMid Cap Growth Fund and Alger Growth Opportunities Fund each pay Alger Inc. a fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class I shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Class I shares and shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger Inc.

(d) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the six months ended April 30, 2014, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger Inc., were as follows:

	INITIAL SALES CHARGES	CONTINGENT DEFERRED SALES CHARGES
Alger Capital Appreciation Fund	$4,582	$18,812

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	INITIAL SALES CHARGES	CONTINGENT DEFERRED SALES CHARGES
Alger International Growth Fund	2,458	34,125
Alger Mid Cap Growth Fund	1,441	9,827
Alger SMid Cap Growth Fund	645	3,172
Alger Small Cap Growth Fund	2,367	4,502
Alger Growth Opportunities Fund	398	61
Alger Health Sciences Fund	856	6,711
Alger Growth & Income Fund	846	815

(e) Brokerage Commissions: During the six months ended April 30, 2014, the Alger Capital Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund and Alger Growth & Income Fund paid Alger Inc. commissions of $500,466, $4,240, $85,051, $286,112, $99,180, $4,154, $90,753 and $7,244, respectively, in connection with securities transactions.

(f) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services.  The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A, Class B and Class C shares and 0.01% of the daily net assets of the Class I and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds.  A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees.  For the six months ended April 30, 2014, Alger Management charged back to the Alger Capital Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund and Alger Growth & Income Fund, $289,972, $20,662, $38,922, $354,366, $35,179, $2,778, $40,161 and $13,670, respectively, for these services, which are included in the transfer agent fees and expenses in the Statements of Operations.

(g) Trustees’ Fees: From November 1, 2013 through March 5, 2014, each Fund paid each trustee who is not affiliated with Alger Management or its affiliates $880 for each meeting attended, to a maximum of $3,520 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board received an additional annual fee of $22,500 which was paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of a Fund’s audit committee received $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

Effective March 6, 2014, each Fund pays each trustee who is not affiliated with Alger Management or its affiliates $950 for each meeting attended, to a maximum of $3,800 per

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board receives an additional annual fee of $24,300 which is paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of a Fund’s audit committee receives $81 from the Fund for each audit committee meeting attended, to a maximum of $324 per annum.

(h) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds.  If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding during the six months ended April 30, 2014.

During the six months ended April 30, 2014, Alger Capital Appreciation Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Health Sciences Fund and Alger Growth & Income Fund incurred interfund loan interest expenses of $51, $132, $3,010, $142 and $257, respectively.  During the six months ended April 30, 2014, Alger Capital Appreciation Fund and Alger SMid Cap Growth Fund earned interfund loan interest income of $53 and $317 respectively.

(i) Other Transactions With Affiliates: Certain officers of the Trust are directors and officers of Alger Management and the Distributor. At April 30, 2014, Alger Management and its affiliates owned shares in the following Funds:

	SHARE CLASS
	A	B	C	I	Z
Alger Capital Appreciation Fund	72,946	—	—	—	75
Alger International Growth Fund	74,730	—	—	7,205	51,500
Alger Mid Cap Growth Fund	121,045	—	—	—	—
Alger SMid Cap Growth Fund	425,199	—	41,340	—	76
Alger Small Cap Growth Fund	131,513	—	—	—	158
Alger Growth Opportunities Fund	—	—	—	—	262,988
Alger Health Sciences Fund	—	—	—	—	—
Alger Growth & Income Fund	16,100	—	—	—	10,993

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than U.S. Government and short-term securities, for the six months ended April 30, 2014:

	PURCHASES	SALES
Alger Capital Appreciation Fund	$1,215,450,185	$1,228,637,796
Alger International Growth Fund	129,321,219	129,054,476
Alger Mid Cap Growth Fund	202,355,783	209,711,057

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	PURCHASES	SALES
Alger SMid Cap Growth Fund	462,285,519	540,959,027
Alger Small Cap Growth Fund	124,017,632	134,480,934
Alger Growth Opportunities Fund	8,095,894	7,210,083
Alger Health Sciences Fund	186,916,746	194,437,706
Alger Growth & Income Fund	10,903,757	18,554,266

Written call and put options activity for the six months ended April 30, 2014, was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Fund
Call Options outstanding at October 31, 2013	1,161	$273,256
Call Options written	8,068	2,652,236
Call Options closed	(6,116)	(1,798,320)
Call Options expired	(300)	(44,843)
Call Options exercised	(2,248)	(774,352)
Call Options outstanding at April 30, 2014	565	$307,977

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Fund
Put Options outstanding at October 31, 2013	2,393	$550,033
Put Options written	26,005	5,399,429
Put Options closed	(18,411)	(4,138,246)
Put Options expired	(3,902)	(300,771)
Put Options exercised	(3,107)	(933,142)
Put Options outstanding at April 30, 2014	2,978	$577,303

As of April 30, 2014, Alger Mid Cap Growth Fund had portfolio securities and cash valued at $12,719,838 segregated as collateral for written options.

NOTE 5 — Borrowing:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.  The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(h).  For the six months ended April 30, 2014, the Funds had the following borrowings:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Capital Appreciation Fund	$354,763	2.17%
Alger International Growth Fund	123,736	2.31
Alger Mid Cap Growth Fund	44,114	1.59
Alger SMid Cap Growth Fund	555,021	1.11
Alger Growth Opportunities Fund	1,263	2.19
Alger Health Sciences Fund	54,822	1.67
Alger Growth & Income Fund	58,807	1.30

The highest amount borrowed during the six months ended April 30, 2014, for each Fund was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Fund	$20,838,054
Alger International Growth Fund	3,896,319
Alger Mid Cap Growth Fund	1,550,227
Alger SMid Cap Growth Fund	15,468,000
Alger Growth Opportunities Fund	228,539
Alger Health Sciences Fund	1,055,392
Alger Growth & Income Fund	1,766,000

NOTE 6 — Share Capital:

(a) The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into eight series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2014		FOR THE YEAR ENDED OCTOBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Fund
Class A:
Shares sold	6,537,464	$137,539,295	14,417,997	$263,158,231
Shares converted from Class B	92,229	1,942,138	210,103	3,812,249
Shares converted from Class C	3,424	68,977	3,175	56,796
Dividends reinvested	3,572,461	73,556,971	535,392	9,021,352
Shares redeemed	(6,389,701)	(134,580,773)	(15,152,710)	(278,946,893)
Net increase (decrease)	3,815,877	$78,526,608	13,957	$(2,898,265)
Class B:
Shares sold	45,095	$820,338	87,183	$1,403,182
Shares converted to Class A	(106,131)	(1,942,138)	(238,749)	(3,812,249)
Dividends reinvested	125,630	2,242,491	8,560	127,374
Shares redeemed	(124,119)	(2,275,161)	(271,447)	(4,381,313)
Net decrease	(59,525)	$(1,154,470)	(414,453)	$(6,663,006)
Class C:
Shares sold	1,292,578	$23,618,978	3,249,804	$50,907,945
Shares converted to Class A	(3,942)	(68,977)	(3,599)	(56,796)
Dividends reinvested	566,504	10,140,425	37,277	555,797
Shares redeemed	(964,101)	(17,707,017)	(2,851,323)	(44,891,831)
Net increase	891,039	$15,983,409	432,159	$6,515,115
Class Z:
Shares sold	1,314,826	$28,005,613	7,462,450	$133,308,948
Dividends reinvested	528,898	10,964,045	23,727	401,231
Shares redeemed	(505,052)	(10,768,591)	(1,137,965)	(21,705,523)
Net increase	1,338,672	$28,201,067	6,348,212	$112,004,656

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2014		FOR THE YEAR ENDED OCTOBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger International Growth Fund
Class A:
Shares sold	859,606	$13,169,485	1,032,691	$14,115,362
Shares converted from Class B	69,456	1,059,650	137,674	1,863,889
Shares converted from Class C	473	7,336	1,629	21,523
Dividends reinvested	1,550	23,859	67,180	865,952
Shares redeemed	(702,959)	(10,783,725)	(2,809,229)	(38,798,762)
Net increase (decrease)	228,126	$3,476,605	(1,570,055)	$(21,932,036)
Class B:
Shares sold	34,275	$466,039	62,932	$766,862
Shares converted to Class A	(78,595)	(1,059,650)	(155,144)	(1,863,889)
Dividends reinvested	—	—	10,885	124,853
Shares redeemed	(307,873)	(4,153,293)	(2,120,096)	(26,063,267)
Net decrease	(352,193)	$(4,746,904)	(2,201,423)	$(27,035,441)
Class C:
Shares sold	341,449	$4,605,245	231,589	$2,762,193
Shares converted to Class A	(538)	(7,336)	(1,842)	(21,523)
Dividends reinvested	—	—	652	7,458
Shares redeemed	(95,394)	(1,285,642)	(463,528)	(5,501,598)
Net increase (decrease)	245,517	$3,312,267	(233,129)	$(2,753,470)
Class I:
Shares sold	259,923	$3,930,151	10,242	$145,000
Dividends reinvested	68	1,046	—	—
Shares redeemed	(26,606)	(402,613)	—	—
Net increase	233,385	$3,528,584	10,242	$145,000
Class Z:
Shares sold	465,422	$7,139,898	101,245	$1,413,487
Dividends reinvested	—	—	16,388	211,399
Shares redeemed	(37,382)	(571,937)	(1,565,660)	(20,897,007)
Net increase (decrease)	428,040	$6,567,961	(1,448,027)	$(19,272,121)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2014		FOR THE YEAR ENDED OCTOBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Fund
Class A:
Shares sold	673,292	$6,646,403	1,459,470	$11,563,927
Shares converted from Class B	104,517	1,024,533	209,207	1,694,734
Shares converted from Class C	928	9,034	2,962	23,081
Shares redeemed	(1,398,215)	(13,863,560)	(5,044,137)	(40,508,433)
Net decrease	(619,478)	$(6,183,590)	(3,372,498)	$(27,226,691)
Class B:
Shares sold	33,962	$276,395	194,344	$1,302,139
Shares converted to Class A	(126,900)	(1,024,533)	(252,625)	(1,694,734)
Shares redeemed	(558,024)	(4,518,225)	(1,202,743)	(8,035,285)
Net decrease	(650,962)	$(5,266,363)	(1,261,024)	$(8,427,880)
Class C:
Shares sold	136,091	$1,112,626	665,343	$4,183,352
Shares converted to Class A	(1,136)	(9,034)	(3,600)	(23,081)
Shares redeemed	(397,845)	(3,223,351)	(1,153,813)	(7,443,736)
Net decrease	(262,890)	$(2,119,759)	(492,070)	$(3,283,465)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2014		FOR THE YEAR ENDED OCTOBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger SMid Cap Growth Fund
Class A:
Shares sold	1,362,575	$26,280,520	3,419,674	$61,815,669
Shares converted from Class B	7,363	144,762	12,865	235,617
Shares converted from Class C	88	1,625	350	6,169
Dividends reinvested	2,093,976	38,298,826	578,607	9,604,876
Shares redeemed	(3,078,660)	(59,893,486)	(7,830,761)	(142,519,513)
Net increase (decrease)	385,342	$4,832,247	(3,819,265)	$(70,857,182)
Class B:
Shares sold	17,208	$280,665	6,521	$98,923
Shares converted to Class A	(8,223)	(144,762)	(14,103)	(235,617)
Dividends reinvested	68,350	1,114,787	20,756	314,867
Shares redeemed	(73,271)	(1,265,974)	(131,821)	(2,256,228)
Net increase (decrease)	4,064	$(15,284)	(118,647)	$(2,078,055)
Class C:
Shares sold	296,964	$5,044,563	1,060,774	$16,895,485
Shares converted to Class A	(98)	(1,625)	(381)	(6,169)
Dividends reinvested	519,801	8,498,749	136,404	2,073,346
Shares redeemed	(358,107)	(6,179,526)	(1,447,913)	(23,452,543)
Net increase (decrease)	458,560	$7,362,161	(251,116)	$(4,489,881)
Class I:
Shares sold	5,463,952	$107,077,835	11,427,016	$213,094,189
Dividends reinvested	5,182,532	95,876,850	1,333,453	22,348,679
Shares redeemed	(5,992,206)	(118,097,403)	(12,235,828)	(231,938,013)
Net increase	4,654,278	$84,857,282	524,641	$3,504,855
Class Z:
Shares sold	407,601	$8,032,861	1,046,522	$19,502,611
Dividends reinvested	185,120	3,430,278	66,093	1,105,737
Shares redeemed	(1,596,715)	(32,483,591)	(1,162,653)	(21,745,285)
Net decrease	(1,003,994)	$(21,020,452)	(50,038)	$(1,136,937)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2014		FOR THE YEAR ENDED OCTOBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Fund
Class A:
Shares sold	3,213,854	$29,587,323	2,841,788	$24,220,610
Shares converted from Class B	79,709	748,022	138,756	1,179,925
Shares converted from Class C	—	—	20	161
Dividends reinvested	2,022,570	18,041,321	768,506	5,971,291
Shares redeemed	(4,226,307)	(38,049,904)	(8,278,244)	(71,927,837)
Net increase (decrease)	1,089,826	$10,326,762	(4,529,174)	$(40,555,850)
Class B:
Shares sold	121,318	$913,917	38,726	$293,518
Shares converted to Class A	(92,984)	(748,022)	(158,614)	(1,179,925)
Dividends reinvested	207,372	1,576,026	81,269	552,632
Shares redeemed	(230,250)	(1,855,037)	(340,242)	(2,538,982)
Net increase (decrease)	5,456	$(113,116)	(378,861)	$(2,872,757)
Class C:
Shares sold	139,239	$1,073,263	507,490	$3,546,611
Shares converted to Class A	—	—	(23)	(161)
Dividends reinvested	275,016	2,051,622	86,421	578,154
Shares redeemed	(202,617)	(1,596,925)	(839,940)	(6,093,413)
Net increase (decrease)	211,638	$1,527,960	(246,052)	$(1,968,809)
Class Z:
Shares sold	761,650	$7,111,626	5,489,917	$52,554,165
Dividends reinvested	953,204	8,550,243	144,579	1,124,825
Shares redeemed	(1,922,658)	(18,037,840)	(1,424,639)	(12,818,230)
Net increase (decrease)	(207,804)	$(2,375,971)	4,209,857	$40,860,760

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2014		FOR THE YEAR ENDED OCTOBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Growth Opportunities Fund
Class A:
Shares sold	113,151	$1,361,078	142,997	$1,621,131
Dividends reinvested	87,103	973,816	66,297	648,388
Shares redeemed	(80,973)	(961,628)	(220,456)	(2,492,197)
Net increase (decrease)	119,281	$1,373,266	(11,162)	$(222,678)
Class C:
Shares sold	11,810	$130,886	68,587	$739,602
Dividends reinvested	34,476	362,687	24,109	225,664
Shares redeemed	(6,840)	(78,931)	(65,889)	(703,546)
Net increase	39,446	$414,642	26,807	$261,720
Class I:
Shares sold	129,045	$1,546,006	51,242	$597,545
Dividends reinvested	16,661	189,606	12,519	123,942
Shares redeemed	(58,762)	(700,704)	(31,955)	(355,764)
Net increase	86,944	$1,034,908	31,806	$365,723
Class Z:
Shares sold	2,692	$30,601	3,215	$31,766
Dividends reinvested	38,842	441,639	27,355	270,270
Shares redeemed	(1,435)	(17,099)	(8,429)	(91,247)
Net increase	40,099	$455,141	22,141	$210,789

Alger Health Sciences Fund
Class A:
Shares sold	560,120	$13,179,546	1,619,303	$35,882,985
Shares converted from Class B	50,338	1,229,994	33,705	777,282
Shares converted from Class C	—	—	94	2,081
Dividends reinvested	757,953	16,720,440	501,715	10,074,436
Shares redeemed	(869,991)	(20,230,909)	(2,571,753)	(56,977,872)
Net increase (decrease)	498,420	$10,899,071	(416,936)	$(10,241,088)
Class B:
Shares sold	15,819	$306,723	13,336	$242,324
Shares converted to Class A	(56,812)	(1,229,994)	(37,357)	(777,282)
Dividends reinvested	77,996	1,512,347	58,314	1,059,570
Shares redeemed	(89,033)	(1,890,242)	(114,317)	(2,363,570)
Net decrease	(52,030)	$(1,301,166)	(80,024)	$(1,838,958)
Class C:
Shares sold	215,653	$4,299,528	811,790	$16,015,352
Shares converted to Class A	—	—	(103)	(2,081)
Dividends reinvested	342,721	6,662,498	212,103	3,860,267
Shares redeemed	(283,219)	(5,932,702)	(1,048,311)	(21,110,693)
Net increase (decrease)	275,155	$5,029,324	(24,521)	$(1,237,155)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2014		FOR THE YEAR ENDED OCTOBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Growth & Income Fund
Class A:
Shares sold	147,579	$4,512,463	703,905	$18,763,978
Shares converted from Class C	17	517	196	4,906
Dividends reinvested	27,164	832,088	40,911	1,082,389
Shares redeemed	(445,209)	(13,496,872)	(1,007,354)	(26,629,145)
Net decrease	(270,449)	$(8,151,804)	(262,342)	$(6,777,872)
Class C:
Shares sold	68,153	$2,064,051	158,453	$4,136,832
Shares converted to Class A	(17)	(517)	(198)	(4,906)
Dividends reinvested	4,192	127,300	5,238	136,497
Shares redeemed	(57,667)	(1,745,180)	(119,673)	(3,140,163)
Net increase	14,661	$445,654	43,820	$1,128,260
Class Z:
Shares sold	24,374	$740,203	47,569	$1,306,521
Dividends reinvested	147	4,519	211	5,609
Shares redeemed	(8,816)	(268,878)	(14,488)	(367,758)
Net increase	15,705	$475,844	33,292	$944,372

(b) Redemption Fee: The Funds may impose a 2.00% redemption fee on certain classes of Fund shares redeemed (including shares redeemed by exchange) within 30 days after such shares were acquired. The fees retained by the Funds are included as paid-in capital on the Statement of Assets and Liabilities.

NOTE 7 — Income Tax Information:

At October 31, 2013, the Funds, for federal income tax purposes, had capital loss carryforwards as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Expiration Dates	Alger Capital Appreciation Fund	Alger International Growth Fund	Alger Mid Cap Growth Fund	Alger SMid Cap Growth Fund
2017	—	$20,218,949	$85,017,422	—
Total	—	20,218,949	85,017,422	—

Expiration Dates	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Growth & Income Fund
2017	—	—	—	$4,354,870
Total	—	—	—	4,354,870

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 will not be subject to expiration. In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

During the year ended October 31, 2013 the Alger International Growth Fund, Alger Mid Cap Growth Fund, and Alger Growth & Income Fund utilized $48,680,476, $28,646,810, and $3,284,722 of their capital loss carryforwards, respectively.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Fund’s Schedule of Investments.  The following is a summary of the inputs used as of April 30, 2014 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$330,571,264	$330,504,900	—	$66,364
Consumer Staples	122,742,394	122,742,394	—	—
Energy	88,769,969	88,769,969	—	—
Financials	101,342,672	101,342,672	—	—
Health Care	284,061,411	284,061,411	—	—
Industrials	170,868,476	170,868,476	—	—
Information Technology	495,006,183	495,006,183	—	—
Materials	61,394,479	61,394,479	—	—
Telecommunication Services	37,399,159	37,399,159	—	—
TOTAL COMMON STOCKS	$1,692,156,007	$1,692,089,643	—	$66,364
MASTER LIMITED PARTNERSHIP
Financials	20,668,320	20,668,320	—	—
PREFERRED STOCKS
Consumer Discretionary	572,265	—	—	572,265
Health Care	2,483,730	—	2,483,730	—
TOTAL PREFERRED STOCKS	$3,055,995	—	$2,483,730	$572,265
TOTAL INVESTMENTS IN SECURITIES	$1,715,880,322	$1,712,757,963	$2,483,730	$638,629

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Alger International Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$28,059,229	$28,059,229	—	—
Consumer Staples	24,552,754	24,552,754	—	—
Energy	23,350,368	23,350,368	—	—
Financials	41,977,026	41,977,026	—	—
Health Care	30,112,574	30,112,574	—	—
Industrials	18,892,430	18,863,993	28,437	—
Information Technology	27,526,436	27,526,436	—	—
Materials	15,770,900	15,770,900	—	—
Telecommunication Services	8,772,282	8,772,282	—	—
Utilities	6,031,406	6,031,406	—	—
TOTAL COMMON STOCKS	$225,045,405	$225,016,968	$28,437	—
PREFERRED STOCKS
Energy	1,204,010	1,204,010	—	—
TOTAL INVESTMENTS IN SECURITIES	$226,249,415	$226,220,978	$28,437	—

Alger Mid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	56,879,743	56,879,743	—	—
Consumer Staples	11,369,004	11,369,004	—	—
Energy	13,077,166	13,077,166	—	—
Financials	12,973,328	12,973,328	—	—
Health Care	30,641,000	30,641,000	—	—
Industrials	27,294,752	27,294,752	—	—
Information Technology	40,865,303	40,865,303	—	—
Materials	14,488,919	14,488,919	—	—
TOTAL COMMON STOCKS	$207,589,215	$207,589,215	—	—
MASTER LIMITED PARTNERSHIP
Financials	1,960,088	1,960,088	—	—
PURCHASED OPTIONS
Energy	55,142	54,117	1,025	—
Financials	16,524	16,524	—	—
TOTAL PURCHASED OPTIONS	$71,666	$70,641	$1,025	—
REAL ESTATE INVESTMENT TRUST
Financials	1,616,304	1,616,304	—	—
TOTAL INVESTMENTS IN SECURITIES	$211,237,273	$211,236,248	$1,025	—
SECURITIES SOLD SHORT
OPTIONS WRITTEN
Energy	688,808	426,263	262,545	—
Financials	12,852	12,852	—	—
TOTAL OPTIONS WRITTEN	$701,660	$439,115	$262,545	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Alger SMid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$188,313,602	$188,313,602	—	—
Consumer Staples	35,541,053	35,541,053	—	—
Energy	52,857,463	52,857,463	—	—
Financials	48,295,605	48,295,605	—	—
Health Care	178,553,776	178,553,776	—	—
Industrials	210,695,883	210,695,883	—	—
Information Technology	216,338,633	216,338,633	—	—
Materials	88,219,710	88,219,710	—	—
TOTAL COMMON STOCKS	$1,018,815,725	$1,018,815,725	—	—
MASTER LIMITED PARTNERSHIP
Financials	5,613,718	5,613,718	—	—
PREFERRED STOCKS
Health Care	1,597,378	—	1,597,378	—
REAL ESTATE INVESTMENT TRUST
Financials	21,336,714	21,336,714	—	—
TOTAL INVESTMENTS IN SECURITIES	$1,047,363,535	$1,045,766,157	$1,597,378	—

Alger Small Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	41,540,436	41,540,436	—	—
Consumer Staples	10,406,947	10,406,947	—	—
Energy	15,123,385	15,123,385	—	—
Financials	11,517,427	11,517,427	—	—
Health Care	54,703,572	54,703,572	—	—
Industrials	46,504,824	46,504,824	—	—
Information Technology	56,644,583	56,644,583	—	—
Materials	17,970,167	17,970,167	—	—
Telecommunication Services	1,368,459	1,368,459	—	—
TOTAL COMMON STOCKS	$255,779,800	$255,779,800	—	—
MASTER LIMITED PARTNERSHIP
Financials	1,097,525	1,097,525	—	—
REAL ESTATE INVESTMENT TRUST
Financials	6,451,439	6,451,439	—	—
RIGHTS
Health Care	—	—	—	—
TOTAL INVESTMENTS IN SECURITIES	$263,328,764	$263,328,764	—	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Alger Growth Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$3,079,901	$3,079,901	—	—
Consumer Staples	650,205	650,205	—	—
Energy	974,286	974,286	—	—
Financials	730,141	730,141	—	—
Health Care	2,653,136	2,653,136	—	—
Industrials	2,751,245	2,751,245	—	—
Information Technology	3,120,952	3,120,952	—	—
Materials	1,206,118	1,206,118	—	—
TOTAL COMMON STOCKS	$15,165,984	$15,165,984	—	—
MASTER LIMITED PARTNERSHIP
Financials	44,363	44,363	—	—
PREFERRED STOCKS
Health Care	24,584	—	24,584	—
REAL ESTATE INVESTMENT TRUST
Financials	328,427	328,427	—	—
TOTAL INVESTMENTS IN SECURITIES	$15,563,358	$15,538,774	$24,584	—

Alger Health Sciences Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Staples	8,870,544	8,870,544	—	—
Health Care	182,603,590	181,803,590	—	800,000
TOTAL COMMON STOCKS	$191,474,134	$190,674,134	—	$800,000
PREFERRED STOCKS
Health Care	290,376	—	290,376	—
RIGHTS
Health Care	—	—	—	—
TOTAL INVESTMENTS IN SECURITIES	$191,764,510	$190,674,134	$290,376	$800,000

Alger Growth & Income Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	12,374,983	12,370,932	—	4,051
Consumer Staples	11,322,465	11,322,465	—	—
Energy	10,287,420	10,287,420	—	—
Financials	10,850,119	10,850,119	—	—
Health Care	11,445,347	11,445,347	—	—
Industrials	11,680,670	11,680,670	—	—
Information Technology	18,061,840	18,061,840	—	—
Materials	2,356,648	2,356,648	—	—
Telecommunication Services	3,143,858	3,143,858	—	—
Utilities	944,098	944,098	—	—
TOTAL COMMON STOCKS	$92,467,448	$92,463,397	—	$4,051

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Alger Growth & Income Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
MASTER LIMITED PARTNERSHIP
Financials	$2,073,464	$2,073,464	—	—
PREFERRED STOCKS
Consumer Discretionary	34,938	—	—	34,938
REAL ESTATE INVESTMENT TRUST
Financials	2,432,977	2,432,977	—	—
TOTAL INVESTMENTS IN SECURITIES	$97,008,827	$96,969,838	—	$38,989

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Fund	Common Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	42,307
Purchases, issuances, sales, and settlements
Purchases	24,057
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2014	66,364
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 4/30/2014	$42,307

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Fund	Preferred Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	227
Purchases, issuances, sales, and settlements
Purchases	572,038
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2014	572,265
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 4/30/2014	$227

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Health Sciences Fund	Common Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	800,000
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	—
Purchases, issuances, sales, and settlements
Purchases	—
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2014	800,000
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 4/30/2014	$800,000

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Health Sciences Fund	Rights
Opening balance at November 1, 2013	$—
Transfers into Level 3	0
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	—
Purchases, issuances, sales, and settlements
Purchases	—
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2014	0
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 4/30/2014	$—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Growth & Income Fund	Common Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	2,582
Purchases, issuances, sales, and settlements
Purchases	1,469
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2014	4,051
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 4/30/2014	$2,582

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Growth & Income Fund	Preferred Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	14
Purchases, issuances, sales, and settlements
Purchases	34,924
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2014	34,938
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 4/30/2014	$14

The following table summarizes the valuation methodology and significant unobservable inputs that are categorized within Level 3 of the fair value hierarchy as of April 30, 2014.

Financial Asset	Fair Value as of April 30, 2014	Valuation Technique	Unobservable Input	Range
Alger Capital Appreciation Fund
Common Stocks	$66,364	Market Approach	Revenue Multiple EBITDA Multiple	1.5x to 3.9x 13.1x to 36.2x
Preferred Stocks	$572,265	Market Approach	Revenue Multiple EBITDA Multiple	1.5x to 3.9x 13.1x to 36.2x
Alger Health Sciences Fund
Common Stocks	$800,000	Income Approach	Discount Rate	15%
Rights	$0	Income Approach	Discount Rate	15%
Alger Growth & Income Fund
Common Stocks	$4,051	Market Approach	Revenue Multiple EBITDA Multiple	1.5x to 3.9x 13.1x to 36.2x
Preferred Stocks	$34,938	Market Approach	Revenue Multiple EBITDA Multiple	1.5x to 3.9x 13.1x to 36.2x

The significant unobservable inputs used in the fair value measurement of the company’s securities are revenue, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, and the probabilities of success of certain outcomes. Significant

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements as noted in the table above.

On April 30, 2014, there were no transfers of securities between Level 1 and Level 2.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of April 30, 2014, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Capital Appreciation Fund	$41,542,984	$41,542,984	—	—
Alger International Growth Fund	9,291,032	9,291,032	—	—
Alger Mid Cap Growth Fund	4,170,283	4,170,283	—	—
Alger SMid Cap Growth Fund	22,956,505	22,956,505	—	—
Alger Small Cap Growth Fund	5,031,000	5,031,000	—	—
Alger Growth Opportunities Fund	449,493	449,493	—	—
Alger Health Sciences Fund	840,659	840,659	—	—
Alger Growth & Income Fund	1,591,399	1,591,399	—	—
Total	$85,873,355	$85,873,355	—	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk.  The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time.  The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios.  The cash flows

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.  The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.  During the six months ended April 30, 2014, options were used in accordance with these objectives.

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Portfolios’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

The fair values of derivative instruments as of April 30, 2014 are as follows:

Alger Mid Cap Growth Fund

	ASSET DERIVATIVES 2014		LIABILITY DERIVATIVES 2014
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in Securities, at value	$71,666	—	—
Written Put Options	—	—	Written Options Outstanding, at value	$385,035
Written Call Options	—	—	Written Options Outstanding, at value	316,625
Total		$71,666		$701,660

For the six months ended April 30, 2014, the Alger Mid Cap Growth Fund had option purchases of $5,455,376 and option sales of $8,447,090. The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2014 is as follows:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NET REALIZED LOSS ON INVESTMENTS AND OPTIONS

Alger Mid Cap Growth Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(754,195)
Written Options	3,743,919
Total	$2,989,724

NET REALIZED LOSS ON INVESTMENTS AND OPTIONS

Alger Health Sciences Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	(125,010)
Total	$(125,010)

NOTE 10 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to April 30, 2014 through the issuance date of the Financial Statements.  No such events have been identified which require recognition and/or disclosure.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2013 and ending April 30, 2014.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Six Months Ended April 30, 2014(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2014(b)
Alger Capital Appreciation Fund
Class A	Actual	$1,000.00	$1,061.34	$6.34	1.24%
	Hypothetical(c)	1,000.00	1,018.65	6.21	1.24
Class B	Actual	1,000.00	1,056.74	10.35	2.03
	Hypothetical(c)	1,000.00	1,014.73	10.14	2.03
Class C	Actual	1,000.00	1,057.15	10.20	2.00
	Hypothetical(c)	1,000.00	1,014.88	9.99	2.00
Class Z	Actual	1,000.00	1,062.93	4.76	0.93
	Hypothetical(c)	1,000.00	1,020.18	4.66	0.93

Alger International Growth Fund
Class A	Actual	$1,000.00	$1,000.18	$6.45	1.30%
	Hypothetical(c)	1,000.00	1,018.35	6.51	1.30
Class B	Actual	1,000.00	997.04	9.95	2.01
	Hypothetical(c)	1,000.00	1,014.83	10.04	2.01
Class C	Actual	1,000.00	997.02	10.25	2.07
	Hypothetical(c)	1,000.00	1,014.53	10.34	2.07
Class I	Actual	1,000.00	1,001.15	5.66	1.15
	Hypothetical(c)	1,000.00	1,019.14	5.71	1.15
Class Z	Actual	1,000.00	1,002.61	4.37	0.89
	Hypothetical(c)	1,000.00	1,020.43	4.41	0.89

Alger Mid Cap Growth Fund
Class A	Actual	$1,000.00	$1,049.04	$6.81	1.34%
	Hypothetical(c)	1,000.00	1,018.15	6.71	1.34
Class B	Actual	1,000.00	1,045.28	10.35	2.04
	Hypothetical(c)	1,000.00	1,014.68	10.19	2.04
Class C	Actual	1,000.00	1,044.27	10.90	2.15
	Hypothetical(c)	1,000.00	1,014.13	10.74	2.15

		Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Six Months Ended April 30, 2014(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2014(b)
Alger SMid Cap Growth Fund
Class A	Actual	$1,000.00	$1,017.19	$6.25	1.25%
	Hypothetical(c)	1,000.00	1,018.60	6.26	1.25
Class B	Actual	1,000.00	1,013.13	10.23	2.05
	Hypothetical(c)	1,000.00	1,014.63	10.24	2.05
Class C	Actual	1,000.00	1,013.73	9.99	2.00
	Hypothetical(c)	1,000.00	1,014.88	9.99	2.00
Class I	Actual	1,000.00	1,016.95	6.30	1.26
	Hypothetical(c)	1,000.00	1,018.55	6.31	1.26
Class Z	Actual	1,000.00	1,018.51	4.70	0.94
	Hypothetical(c)	1,000.00	1,020.13	4.71	0.94

Alger Small Cap Growth Fund
Class A	Actual	$1,000.00	$965.54	$6.38	1.31%
	Hypothetical(c)	1,000.00	1,018.30	6.56	1.31
Class B	Actual	1,000.00	962.40	10.12	2.08
	Hypothetical(c)	1,000.00	1,014.48	10.39	2.08
Class C	Actual	1,000.00	962.80	10.41	2.14
	Hypothetical(c)	1,000.00	1,014.18	10.69	2.14
Class Z	Actual	1,000.00	966.71	4.83	0.99
	Hypothetical(c)	1,000.00	1,019.89	4.96	0.99

Alger Growth Opportunities Fund
Class A	Actual	$1,000.00	$982.60	$7.87	1.60%
	Hypothetical(c)	1,000.00	1,016.86	8.00	1.60
Class C	Actual	1,000.00	979.79	11.09	2.25
	Hypothetical(c)	1,000.00	1,013.59	11.28	2.25
Class I	Actual	1,000.00	983.68	6.64	1.35
	Hypothetical(c)	1,000.00	1,018.10	6.76	1.35
Class Z	Actual	1,000.00	985.44	5.42	1.10
	Hypothetical(c)	1,000.00	1,019.34	5.51	1.10

Alger Health Sciences Fund
Class A	Actual	$1,000.00	$1,051.19	$6.61	1.30%
	Hypothetical(c)	1,000.00	1,018.35	6.51	1.30
Class B	Actual	1,000.00	1,047.15	10.61	2.09
	Hypothetical(c)	1,000.00	1,014.43	10.44	2.09
Class C	Actual	1,000.00	1,047.04	10.46	2.06
	Hypothetical(c)	1,000.00	1,014.58	10.29	2.06

		Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Six Months Ended April 30, 2014(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2014(b)
Alger Growth & Income Fund
Class A	Actual	$1,000.00	$1,071.27	$6.06	1.18%
	Hypothetical(c)	1,000.00	1,018.94	5.91	1.18
Class C	Actual	1,000.00	1,067.16	9.89	1.93
	Hypothetical(c)	1,000.00	1,015.22	9.64	1.93
Class Z	Actual	1,000.00	1,072.42	4.88	0.95
	Hypothetical(c)	1,000.00	1,020.08	4.76	0.95

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 181/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011	3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you — for all credit card accounts	No	We don’t share

For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share

For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Growth Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarter.  The Funds’ Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds.  Such information will include, but not be limited to, relative weightings and characteristics of Fund portfolios versus their respective index and security specific impact on overall portfolio performance.  Please contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER FUNDS

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

AFSAR

ITEM 2.  CODE OF ETHICS.

Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds

By:	/s/Hal Liebes

Hal Liebes
President

Date: June 16, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes
President

Date: June 16, 2014

By:	/s/Michael D. Martins

Michael D. Martins
Treasurer

Date: June 16, 2014